                                                                  CONFORMED COPY

                                                                     Exhibit 4.1


                               ROGERS CABLE INC.,
                                     Issuer

                                       And

                              JPMORGAN CHASE BANK,
                                     Trustee

                                    ---------

                                    INDENTURE

                            Dated as of June 19, 2003

                                    ---------

              6.25% Senior (Secured) Second Priority Notes due 2013

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                   AND INDENTURE, DATED AS OF JUNE 19, 2003*

    TRUST INDENTURE
      ACT SECTION                                                                  INDENTURE SECTION
Section 310 (a)(1)           ....................................................   609
            (a)(2)           ....................................................   609
            (b)              ....................................................   608, 610
Section 312 (c)              ....................................................   701
Section 314 (a)              ....................................................   703
            (a)(4)           ....................................................   1022
            (b)              ....................................................   1202
            (c)(1)           ....................................................   103
            (c)(2)           ....................................................   103
            (e)              ....................................................   103
Section 315 (b)              ....................................................   602
Section 316 (a)
(last sentence)              ....................................................   101 ("Outstanding")
            (a)(1)(A)        ....................................................   502, 512
            (a)(1)(B)        ....................................................   513
            (b)              ....................................................   508
            (c)              ....................................................   105
Section 317 (a)(1)           ....................................................   503
            (a)(2)           ....................................................   504
            (b)              ....................................................   1003
Section 318 (a)              ....................................................   108

---------------
* This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                   Article One

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   SECTION 101.  Definitions.............................................................................    1
      "Acquired Debt"....................................................................................    2
      "Additional Securities"............................................................................    2
      "Adjusted Treasury Rate"...........................................................................    2
      "Affiliate"........................................................................................    2
      "Agent Member".....................................................................................    3
      "Annualized Operating Cash Flow"...................................................................    3
      "Applicable Procedures"............................................................................    3
      "Asset Sale".......................................................................................    3
      "Attributable Debt"................................................................................    3
      "bank credit facility".............................................................................    4
      "Board of Directors"...............................................................................    4
      "Board Resolution".................................................................................    4
      "Business Day".....................................................................................    4
      "Canadian Dollars", "Cdn Dollars" and "Cdn$".......................................................    4
      "Capital Lease Obligation".........................................................................    4
      "Capital Stock"....................................................................................    4
      "cash equivalents".................................................................................    4
      "Collateral Documents".............................................................................    4
      "Commission".......................................................................................    4
      "Common Stock".....................................................................................    5
      "Company"..........................................................................................    5
      "Company Request" or "Company Order"...............................................................    5
      "Comparable Treasury Issue"........................................................................    5
      "Comparable Treasury Price"........................................................................    5
      "Consolidated Debt to Annualized Operating Cash Flow Ratio"........................................    5
      "Consolidated Net Tangible Assets".................................................................    5
      "Consolidated Senior Debt to Annualized Operating Cash Flow Ratio".................................    5
      "Consolidated Tangible Assets".....................................................................    6
      "Consolidation"....................................................................................    6
      "Corporate Trust Office"...........................................................................    6
      "Debt".............................................................................................    6
      "Deed of Trust"....................................................................................    7
      "Deed of Trust Bondholders"........................................................................    7
      "Deed of Trust Bonds"..............................................................................    7
      "Deed of Trust Collateral".........................................................................    7
      "Deed Trustee".....................................................................................    7
      "Default"..........................................................................................    7
      "Deferred Management Fees".........................................................................    7
      "Depositary".......................................................................................    7

      "Disqualified Stock"...............................................................................    7
      "Event of Default".................................................................................    8
      "Exchange Act".....................................................................................    8
      "Exchange Offer"...................................................................................    8
      "Exchange Offer Registration Statement"............................................................    8
      "Exchange Securities"..............................................................................    8
      "Excluded Assets"..................................................................................    8
      "Excluded Securities"..............................................................................    8
      "Existing Excluded Assets".........................................................................    9
      "Existing Senior Secured Second Priority Securities"...............................................    9
      "Existing Senior Subordinated Guaranteed Debentures"...............................................    9
      "Fitch IBCA".......................................................................................    9
      "Generally Accepted Accounting Principles" or "GAAP"...............................................    9
      "Holder"...........................................................................................    9
      "Income Taxes".....................................................................................    9
      "Indenture".......................................................................................    10
      "Indenture Obligations"...........................................................................    10
      "Independent Director"............................................................................    10
      "Initial Securities"..............................................................................    10
      "Inter-Company Deeply Subordinated Debt"..........................................................    10
      "Inter-Company Subordinated Debt".................................................................    10
      "Inter-Creditor Agreement"........................................................................    10
      "Interest Payment Date"...........................................................................    11
      "Investment"......................................................................................    11
      "Investment Grade Rating".........................................................................    11
      "Lien"............................................................................................    11
      "Management Fees".................................................................................    11
      "Maturity"........................................................................................    11
      "Moody's".........................................................................................    11
      "Net Cash Proceeds"...............................................................................    11
      "969056 Ontario"..................................................................................    12
      "Officers' Certificate"...........................................................................    12
      "1093216 Ontario".................................................................................    12
      "1443358 Ontario".................................................................................    12
      "Operating Cash Flow".............................................................................    12
      "Opinion of Counsel"..............................................................................    13
      "Outstanding".....................................................................................    13
      "Paying Agent"....................................................................................    14
      "Permitted Debt"..................................................................................    14
      "Permitted Distributions".........................................................................    15
      "Permitted Investment"............................................................................    16
      "Permitted Restricted Payment"....................................................................    17
      "Person"..........................................................................................    17
      "Pledge Agreement"................................................................................    17
      "Predecessor Security"............................................................................    17
      "Preferred Stock".................................................................................    17

      "Principal Property"..............................................................................    17
      "Purchase Agreement"..............................................................................    18
      "Purchase Money Obligations"......................................................................    18
      "QIB".............................................................................................    18
      "Quotation Agent".................................................................................    18
      "Rating Agencies".................................................................................    18
      "Rating Date".....................................................................................    18
      "Rating Decline"..................................................................................    18
      "RCI".............................................................................................    18
      "Redemption Date".................................................................................    18
      "Redemption Price"................................................................................    18
      "Reference Treasury Dealer".......................................................................    19
      "Reference Treasury Dealer Quotations"............................................................    19
      "Registration Rights Agreement"...................................................................    19
      "Registration Statement"..........................................................................    19
      "Regular Record Date".............................................................................    19
      "Regulation S"....................................................................................    19
      "Responsible Officer".............................................................................    19
      "Restricted Subsidiary"...........................................................................    19
      "Rogers Investments"..............................................................................    20
      "Rogers Entities".................................................................................    20
      "Rule 144A".......................................................................................    20
      "S&P".............................................................................................    20
      "Sale and Leaseback Transaction"..................................................................    20
      "Secured Debt"....................................................................................    20
      "Securities Act"..................................................................................    21
      "Security" and "Securities".......................................................................    21
      "Senior Debt".....................................................................................    21
      "Shelf Registration Statement"....................................................................    21
      "Solv"............................................................................................    21
      "Special Record Date".............................................................................    21
      "Stated Maturity".................................................................................    21
      "Subordination Agreement".........................................................................    21
      "Subsidiary"......................................................................................    21
      "Tangible Assets".................................................................................    22
      "Temporary Cash Investments"......................................................................    22
      "3782 Investments"................................................................................    22
      "Tranche A Credit Facility".......................................................................    22
      "Tranche A-Type Debt".............................................................................    22
      "Trust Bond"......................................................................................    22
      "Trust Estate"....................................................................................    23
      "Trust Indenture Act".............................................................................    23
      "Trustee".........................................................................................    23
      "U.S. Dollars", "United States Dollars", "U.S.$" and the symbol "$"...............................    23
      "Unrestricted Subsidiary".........................................................................    23
      "Voting Shares"...................................................................................    23

   Section 102.          Other Definitions..............................................................    23
   SECTION 103.          Compliance Certificates and Opinions...........................................    25
   SECTION 104.          Form of Documents Delivered to the Trustee.....................................    25
   SECTION 105.          Acts of Holders................................................................    26
   SECTION 106.          Notices, Etc., to Trustee and Company..........................................    27
   SECTION 107.          Notice to Holders; Waiver......................................................    27
   SECTION 108.          Conflict of Any Provision of Indenture with the Trust Indenture Act............    28
   SECTION 109.          Effect of Headings and Table of Contents.......................................    28
   SECTION 110.          Successors and Assigns.........................................................    28
   SECTION 111.          Separability Clause............................................................    28
   SECTION 112.          Benefits of Indenture..........................................................    28
   SECTION 113.          Governing Law..................................................................    29
   SECTION 114.          Legal Holidays.................................................................    29
   SECTION 115.          Agent for Service; Submission to Jurisdiction; Waiver of Immunities............    29
   SECTION 116.          Conversion of Currency.........................................................    30
   SECTION 117.          Currency Equivalent............................................................    31
   SECTION 118.          No Recourse Against Others.....................................................    31
   SECTION 119.          Reliance on Financial Data.....................................................    32
   SECTION 120.          Documents in English...........................................................    32

                                   Article Two
                                 SECURITY FORMS

   SECTION 201.          Forms Generally................................................................    32
   SECTION 202.          Restrictive Legends............................................................    33
   SECTION 203.          Form of Face of Security.......................................................    36
   SECTION 204.          Form of Reverse of Security....................................................    38
   SECTION 205.          Form of Trustee's Certificate of Authentication................................    42

                                  Article Three
                                 THE SECURITIES

   SECTION 301.          Title and Terms................................................................    42
   SECTION 302.          Denominations..................................................................    43
   SECTION 303.          Execution, Authentication, Delivery and Dating.................................    43
   SECTION 304.          Temporary Securities...........................................................    44
   SECTION 305.          Registration, Registration of Transfer and Exchange............................    45
   SECTION 306.          Book-Entry Provisions for Global Securities....................................    46
   SECTION 307.          Special Transfer Provisions....................................................    48
   SECTION 308.          Mutilated, Destroyed, Lost and Stolen Securities...............................    50
   SECTION 309.          Payment of Interest; Interest Rights Preserved.................................    51
   SECTION 310.          Persons Deemed Owners..........................................................    52
   SECTION 311.          Cancellation...................................................................    52
   SECTION 312.          Computation of Interest........................................................    52

                                  Article Four
                       DEFEASANCE AND COVENANT DEFEASANCE

   SECTION 401.          Company's Option to Effect Defeasance or Covenant Defeasance...................    52
   SECTION 402.          Defeasance and Discharge.......................................................    53
   SECTION 403.          Covenant Defeasance............................................................    53
   SECTION 404.          Conditions to Defeasance or Covenant Defeasance................................    54
   SECTION 405.          Deposited Money and U.S. Government Obligations to Be Held in Trust;
                         Other Miscellaneous Provisions.                                                    56
   SECTION 406.          Reinstatement..................................................................    57

                                  Article Five
                                    REMEDIES

   SECTION 501.          Events of Default..............................................................    57
   SECTION 502.          Acceleration of Maturity; Rescission and Annulment.............................    61
   SECTION 503.          Collection of Indebtedness and Suits for Enforcement by Trustee................    63
   SECTION 504.          Trustee May File Proofs of Claim...............................................    64
   SECTION 505.          Trustee May Enforce Claims Without Possession of Securities....................    65
   SECTION 506.          Application of Money Collected.................................................    65
   SECTION 507.          Limitation on Suits............................................................    65
   SECTION 508.          Unconditional Right of Holders to Receive Principal, Premium and Interest......    66
   SECTION 509.          Restoration of Rights and Remedies.............................................    66
   SECTION 510.          Rights and Remedies Cumulative.................................................    66
   SECTION 511.          Delay or Omission Not Waiver...................................................    67
   SECTION 512.          Control by Holders.............................................................    67
   SECTION 513.          Waiver of Past Defaults........................................................    67
   SECTION 514.          Undertaking for Costs..........................................................    68
   SECTION 515.          Waiver of Stay, Extension or Usury Laws........................................    68
   SECTION 516.          Change in Control Offer........................................................    68

                                   Article Six
                                   THE TRUSTEE

   SECTION 601.          Certain Duties and Responsibilities............................................    71
   SECTION 602.          Notice of Defaults.............................................................    72
   SECTION 603.          Certain Rights of Trustee......................................................    72
   SECTION 604.          Not Responsible for Recitals or Issuance of Securities.........................    73
   SECTION 605.          May Hold Securities............................................................    74
   SECTION 606.          Money Held in Trust............................................................    74
   SECTION 607.          Compensation, Reimbursement and Indemnity......................................    74
   SECTION 608.          Conflicting Interests..........................................................    75
   SECTION 609.          Corporate Trustee Required; Eligibility........................................    75

   SECTION 610.          Resignation and Removal; Appointment of Successor..............................    75
   SECTION 611.          Acceptance of Appointment by Successor.........................................    76
   SECTION 612.          Merger, Conversion, Consolidation or Succession to Business....................    77
   SECTION 613.          Trustee Not to Be Appointed Receiver...........................................    77
   SECTION 614.          Acceptance of Trusts...........................................................    77

                                  Article Seven
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   SECTION 701.          Disclosure of Names and Addresses of Holders...................................    77
   SECTION 702.          Reports by Trustee.............................................................    78
   SECTION 703.          Reports by Company.............................................................    78

                                  Article Eight
       AMALGAMATION, CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   SECTION 801.          Company May Amalgamate, Etc., Only on Certain Terms............................    79
   SECTION 802.          Successor Substituted..........................................................    80

                                  Article Nine
             SUPPLEMENTS AND AMENDMENTS TO INDENTURE AND COLLATERAL
                                   DOCUMENTS

   SECTION 901.          Supplemental Indentures and Amendments Without Consent of Holders..............    81
   SECTION 902.          Actions by the Trustee under the Deed of Trust and Certain Amendments to the
                         Inter-Creditor Agreement Without Consent of Holders............................    XX
   SECTION 903.          Supplemental Indentures and Certain Amendments with Consent of Holders.........    83
   SECTION 904.          Amendments to Collateral Documents.............................................    84
   SECTION 905.          Execution of Supplemental Indentures...........................................    85
   SECTION 906.          Effect of Supplemental Indentures..............................................    85
   SECTION 907.          Conformity with the Trust Indenture Act........................................    85
   SECTION 908.          Reference in Securities to Supplemental Indentures.............................    85
   SECTION 909.          Execution of Subordination Agreements..........................................    85

                                   Article Ten
                                    COVENANTS

   SECTION 1001.         Payment of Principal, Premium and Interest.....................................    86
   SECTION 1002.         Maintenance of Office or Agency................................................    86
   SECTION 1003.         Money for Security Payments to Be Held in Trust................................    86
   SECTION 1004.         Corporate Existence............................................................    87
   SECTION 1005.         Payment of Taxes and Other Claims..............................................    88
   SECTION 1006.         Maintenance of Properties......................................................    88

   SECTION 1007.         Insurance......................................................................    88
   SECTION 1008.         Limitation on Debt.............................................................    88
   SECTION 1009.         Limitation on Senior Debt......................................................    89
   SECTION 1010.         Limitation on Restricted Payments..............................................    89
   SECTION 1011.         Limitation on Investments......................................................    92
   SECTION 1012.         Limitation on Liens............................................................    92
   SECTION 1013.         Limitation on Management Fees..................................................    94
   SECTION 1014.         Transactions with Affiliates...................................................    95
   SECTION 1015.         Restricted Subsidiaries........................................................    95
   SECTION 1016.         Disposition of Proceeds of Asset Sale..........................................    96
   SECTION 1017.         Limitation on Secured Debt.....................................................    99
   SECTION 1018.         Limitation on Sale and Leaseback Transactions.................................    100
   SECTION 1019.         Limitation on Restricted Subsidiary Debt......................................    100
   SECTION 1020.         Provision of Financial Statements.............................................    101
   SECTION 1021.         Payment of Additional Amounts.................................................    101
   SECTION 1022.         Statement as to Compliance....................................................    103
   SECTION 1023.         Subordination Arrangements....................................................    103
   SECTION 1024.         Waiver of Certain Covenants...................................................    104
   SECTION 1025.         Suspension of Covenants.......................................................    104
   SECTION 1026.         Release of Security...........................................................    105

                                 Article Eleven
                            REDEMPTION OF SECURITIES

   SECTION 1101.         Right of Redemption...........................................................    106
   SECTION 1102.         Applicability of Article......................................................    106
   SECTION 1103.         Election to Redeem; Notice to Trustee.........................................    107
   SECTION 1104.         Selection by Trustee of Securities to Be Redeemed.............................    107
   SECTION 1105.         Notice of Redemption..........................................................    107
   SECTION 1106.         Deposit of Redemption Price...................................................    108
   SECTION 1107.         Securities Payable on Redemption Date.........................................    108
   SECTION 1108.         Securities Redeemed in Part...................................................    108
   SECTION 1109.         Effect of Change in Control Purchase Notice...................................    109
   SECTION 1110.         Deposit of Change in Control Purchase Price...................................    109
   SECTION 1111.         Securities Purchased in Part..................................................    110
   SECTION 1112.         Repayment to the Company......................................................    110

                                 Article Twelve
                               SECURITY DOCUMENTS

   SECTION 1201.         Pledge Agreement..............................................................    110
   SECTION 1202.         Recording.....................................................................    111
   SECTION 1203.         Custody of Trust Estate.......................................................    112
   SECTION 1204.         Suits to Protect the Trust Estate.............................................    112
   SECTION 1205.         Release upon Termination of the Company's Obligations.........................    112


   TESTIMONIUM.........................................................................................    114

   SIGNATURES..........................................................................................    114


   EXHIBITS

         A - Provisions for Inter-Company Deeply Subordinated Debt
         B - Provisions for Inter-Company Subordinated Debt C - Form of Pledge
             Agreement
         D - Form of Certificate to be delivered in connection with Transfers from Restricted Global Security to Regulation S Global Security
         E - Form of Certificate to be delivered in connection with Transfers from Regulation S Global Security to Restricted Global Security
         F - Form of Certificate for Transfer or Exchange after two years
         G - Form of Subordination Agreement

                INDENTURE dated as of June 19, 2003 between Rogers Cable Inc., a corporation organized under the laws of the Province of Ontario (hereinafter called the "Company"), and JPMorgan Chase Bank, a New York banking corporation, as trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

                  WHEREAS, the Company has duly authorized the creation of and issue of its 6.25% Senior (Secured) Second Priority Notes due 2013 (hereinafter called the "Initial Securities") and 6.25% Exchange Senior (Secured) Second Priority Notes due 2013 (hereinafter called the "Exchange Securities" and, together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

                  WHEREAS, the Company's obligations under the Securities are secured as provided in this Indenture (subject to the release of such security in accordance with this Indenture);

                  WHEREAS, upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, this Indenture will be subject to, and shall be governed by, applicable provisions of the Trust Indenture Act; and

                  WHEREAS, all things necessary have been done to make the Securities, when executed and duly issued by the Company and authenticated and delivered hereunder by the Trustee, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, each in accordance with their respective terms, and to secure the Securities as contemplated in the Pledge Agreement.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 101. DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in Canada;

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) the words "include", "includes" and "including" as used herein shall be deemed in each case to be followed by the phrase "without limitation"; and

                  (f) the words "amendment or refinancing" as used herein shall be deemed in each case to refer to any amendment, renewal, extension, substitution, refinancing, restructuring, restatement, replacement, supplement or other modification of any instrument or agreement; the words "amended or refinanced" shall have a correlative meaning.

                  Certain terms, used principally in Articles Five and Ten, are defined in those Articles.

                  "Acquired Debt" means Debt of a Person (including an Unrestricted Subsidiary) existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person.

                  "Additional Securities" means up to an unlimited additional aggregate principal amount of Securities that may be issued under a supplemental indenture after the date that the Securities are first issued by the Company and authenticated by the Trustee under this Indenture, which shall rank pari passu with the Securities initially issued in all respects.

                  "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date.

                  "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                           "Agent Member" means any members of, or participants
in, the Depositary.

                           "Annualized Operating Cash Flow" means, for any
fiscal quarter, the Operating Cash Flow for such fiscal quarter multiplied by four.

                          "Applicable Procedures" means applicable procedures
of the Depositary, Euroclear System or Clearstream Banking, societe anonyme, as the case may be.

                           "Asset Sale" means any sale, issuance, conveyance,
transfer or lease, directly or indirectly, in one or a series of related transactions, of (i) any Common Stock of any Restricted Subsidiary; (ii) all or substantially all of the properties and assets of any division or line of business of the Company and its Restricted Subsidiaries taken as a whole; or
(iii) any other properties or assets (other than Excluded Assets) of the Company or any Restricted Subsidiary, other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include (a) any sale, issuance, conveyance, transfer or lease of properties and assets that is governed by Article Eight, (b) any sale, issuance, conveyance, transfer or lease in any one transaction or series of related transactions between the Company and any Restricted Subsidiaries or between any Restricted Subsidiaries (c) any sale, conveyance, transfer or lease in the ordinary course of business of not more than five Rogers Video stores in any one transaction or series of related transactions or (d) in the event of any substantially contemporaneous exchange (including by way of a substantially contemporaneous purchase and sale) of operating properties or assets of, or investments held by, the Company or any of its Restricted Subsidiaries for one or more properties, assets or investments used for similar purposes or of a substantially similar nature, or any combination thereof, that portion of the properties, assets or investments so exchanged by the Company or such Restricted Subsidiary in respect of which properties, assets or investments used for similar purposes or of a substantially similar nature, or any combination thereof, were received in the exchange.

                           "Attributable Debt" means, as of the date of its
determination, the present value (discounted semiannually at the interest rate implicit in the terms of the lease) of the obligation of a lessee for rental payments pursuant to any Sale and Leaseback Transaction (reduced by the amount of the rental obligations of any sublessee of all or part of the same property) during the remaining term of such Sale and Leaseback Transaction (including any period for which the lease relating thereto has been extended), such rental payments not to include amounts payable by the lessee for maintenance and repairs, insurance, taxes, assessments and similar charges and for contingent rates (such as those based on sales), provided, however, that in the case of any Sale and Leaseback Transaction in which the lease is terminable by the lessee upon the payment of a penalty, Attributable Debt shall mean the lesser of the present value of (i) the rental payments to be paid under such Sale and Leaseback Transaction until the first date (after the date of such determination) upon which it may be so terminated plus the then applicable penalty upon such termination and (ii) the rental payments required to be paid during the remaining term of such Sale and Leaseback Transaction (assuming such termination provision is not exercised).

                           "bank credit facility" means any credit agreement or
working capital facility among the Company and/or its Subsidiaries and one or more lenders, as such credit agreement or working capital facility may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified (including with other lenders) from time to time, regardless of whether any other credit agreement or working capital facility or any portion thereof was outstanding or in effect at the time of such amendment, renewal, extension, substitution, refinancing, restructuring, replacement, supplement or modification.

                           "Board of Directors" means the board of directors of
the Company or any duly authorized committee of such board.

                           "Board Resolution" means a copy of a resolution
certified by the General Counsel, Secretary or an Assistant Secretary of the Company

to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                           "Business Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday which is not a day on which banking institutions and trust companies in The City of New York or the City of Toronto are authorized or obligated by law, regulation or executive order to be closed.

                           "Canadian Dollars", "Cdn Dollars" and "Cdn$" each
mean lawful currency of Canada.

                           "Capital Lease Obligation" means, with respect to any
Person, an obligation incurred or assumed in the ordinary course of business under or in connection with any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease.

                           "Capital Stock" means, with respect to any Person,
any and all shares, interests, participations or equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Indenture, including, without limitation, all Common Stock and Preferred Stock.

                           "cash equivalents" means money, certified cheques,
demand deposit accounts held by the Deed Trustee or other instruments or investments of equivalent liquidity and safety.

                           "Collateral Documents" means, collectively, the Trust
Bond, the Deed of Trust, the Pledge Agreement, the Inter-Creditor Agreement and each other agreement or instrument executed and delivered pursuant to or in connection with any thereof or which otherwise contains a guarantee of, or grants a Lien to secure, the Trust Bond or any guarantee thereof.

                           "Commission" means the United States Securities and
Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                           "Common Stock" means, with respect to any Person, any
and all shares, interests and participations (however designated and whether voting or non-voting) in such Person's common equity, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

                           "Company" means the Person named as the "Company" in
the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

                           "Company Request" or "Company Order" means a written
request or order signed in the name of the Company by any two of the following officers: its Chairman of the Board of Directors, any Vice-Chairman, its President, any Executive Vice-President, any Senior Vice-President, any Vice-President, its Treasurer, its Secretary or its General Counsel, and delivered to the Trustee.

                           "Comparable Treasury Issue" means the United States
Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt of comparable maturity to the remaining term of the Securities.

                           "Comparable Treasury Price" means, with respect to
any Redemption Date, the average of the Reference Treasury Dealer Quotations for the Redemption Date.

                           "Consolidated Debt to Annualized Operating Cash Flow
Ratio" means, at any date of determination, the ratio of (i) the aggregate amount of the Debt of the Company and the Restricted Subsidiaries on a Consolidated basis outstanding at the date of determination to (ii) the Annualized Operating Cash Flow for the most recently completed fiscal quarter of the Company. For purposes of this definition, the term "Debt" includes Inter-Company Subordinated Debt.

                           "Consolidated Net Tangible Assets" means the
Consolidated Tangible Assets of any Person, less such Person's current liabilities.

                           "Consolidated Senior Debt to Annualized Operating
Cash Flow Ratio" means, at any date of determination, the ratio of (i) the aggregate amount of Senior Debt of the Company and the Restricted Subsidiaries on a Consolidated basis outstanding at the date of determination to (ii) the Annualized Operating Cash Flow for the most recently completed fiscal quarter of the Company.

                           "Consolidated Tangible Assets" means the Tangible
Assets of any Person after eliminating inter-company items, determined on a Consolidated basis in accordance with GAAP including appropriate deductions for any minority interest in Tangible Assets of such Person's Restricted Subsidiaries.

                           "Consolidation" means the consolidation of the
accounts of the Restricted Subsidiaries with those of the Company, if and to the extent the accounts of each such Restricted Subsidiary would normally be consolidated with those of the Company, all in accordance with GAAP; provided, however, that "Consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary. For purposes of clarification, it is understood that the accounts of the Company or any Restricted Subsidiary include the accounts of any partnership, the beneficial interests in which are controlled (in accordance with GAAP) by the Company or any such Restricted Subsidiary. The term "Consolidated" shall have a correlative meaning.

                           "Corporate Trust Office" means the office of the
Trustee at which at any particular time its corporate trust business shall be principally administered. At the date of execution of this Indenture, the Corporate Trust Office of the Trustee is located at 4 New York Plaza, New York, New York 10004.

                           "Debt" means, with respect to any Person, without
duplication and (except as provided in clause (i) below) without regard to any interest component thereof (whether actual or imputed) that is not due and payable:

                           (i) money borrowed (including, without limitation, by
                  way of overdraft) or indebtedness represented by notes payable and drafts accepted representing extensions of credit;

                           (ii) the face amount of any drafts of a corporation
                  in Canadian Dollars and accepted by a Canadian lender for discount in Canada;

                           (iii) all obligations (whether or not with respect to
                  the borrowing of money) which are evidenced by bonds, debentures, notes or other similar instruments or not so evidenced but which would be considered to be indebtedness for borrowed money in accordance with GAAP;

                           (iv) all liabilities upon which interest charges are
                  customarily paid by such Person;

                           (v) shares of Disqualified Stock not held by the
                  Company or a wholly-owned Restricted Subsidiary;

                           (vi) Capital Lease Obligations and Purchase Money
                  Obligations, determined in each case in accordance with GAAP; and

                           (vii) any guarantee (other than by endorsement of
                  negotiable instruments for collection or deposit in the ordinary course of business) in any manner of any part or all of an obligation included in clauses (i) through
      (vi) above;

provided that "Debt" shall not include (A) trade payables and accrued liabilities which are current liabilities incurred in the ordinary course of business, (B) Inter-Company Deeply Subordinated Debt and (C) except as otherwise expressly provided herein, Inter-Company Subordinated Debt.

            "Deed of Trust" means the Restated Deed of Trust and Mortgage dated as of January 31, 1995, between the Company and the Deed Trustee as in effect on the date hereof and as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

            "Deed of Trust Bondholders" means, collectively, the holders of the Deed of Trust Bonds from time to time.

            "Deed of Trust Bonds" means, collectively, the Trust Bond and any other bonds from time to time issued and outstanding under the Deed of Trust.

            "Deed of Trust Collateral" means, collectively, all of the property and assets that are intended from time to time to secure the Deed of Trust Bonds or any guarantee thereof pursuant to the Collateral Documents.

            "Deed Trustee" means National Trust Company, a trust company subsisting under the laws of the Province of Ontario, Canada and its successors and assigns, as trustee under the Deed of Trust.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Deferred Management Fees" means, for any period, any Management Fees that were payable during any prior period, the payment of which was not effected when due.

            "Depositary" means The Depository Trust Company, its nominees and their respective successors.

            "Disqualified Stock" means any Capital Stock of the Company or any Restricted Subsidiary which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities for cash or securities constituting Debt; provided that shares of Preferred Stock of the Company or any Restricted Subsidiary that are issued with the benefit of provisions requiring a change in control offer to be made for such shares in the event of a change in control of the Company or such Restricted Subsidiary, which provisions have substantially the same effect as the relevant provisions of Sections 501 and 516 hereof, shall not be deemed to be

"Disqualified Stock" solely by virtue of such provisions. For purposes of this definition, the term "Debt" includes Inter-Company Subordinated Debt.

            "Event of Default" has the meaning specified in Article Five.

            "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and as in force at the date as of which this instrument was executed.

            "Exchange Offer" means the exchange offer that may be effected pursuant to the Registration Rights Agreement.

            "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

            "Exchange Securities" has the meaning stated in the first recital of this Indenture and refers to any Exchange Securities containing terms substantially identical to, and evidencing the same indebtedness as, the Initial Securities (except that such Exchange Securities shall not contain terms with respect to transfer restrictions) that are issued and exchanged for the Initial Securities in accordance with the Exchange Offer, as provided for in the Registration Rights Agreement and this Indenture.

            "Excluded Assets" means (i) all Existing Excluded Assets; (ii) all assets of any Person other than the Company or a Restricted Subsidiary; (iii) Investments in the Capital Stock of an Unrestricted Subsidiary held by the Company or a Restricted Subsidiary; (iv) any Investment by the Company or a Restricted Subsidiary to the extent paid for with cash or other property that constitutes Excluded Assets or Excluded Securities, so long as at the time of acquisition thereof and after giving effect thereto there exists no Default or Event of Default; and (v) proceeds of the sale of any Excluded Assets or Excluded Securities received by the Company or any Restricted Subsidiary from a Person other than the Company or a Restricted Subsidiary.

            "Excluded Securities" means any Debt, Preferred Stock or Common Stock issued by the Company, or any Debt or Preferred Stock issued by any Restricted Subsidiary, in either case to an Affiliate thereof other than the Company or a Restricted Subsidiary; provided that, at all times, such Excluded Securities shall:

            (i) in the case of Debt not owed to the Company or a Restricted Subsidiary, constitute Inter-Company Deeply Subordinated Debt;

            (ii) in the case of Debt, not be guaranteed by the Company or any Restricted Subsidiary unless such guarantee shall constitute Inter-Company Deeply Subordinated Debt;

            (iii) in the case of Debt, not be secured by any assets or property of the Company or any Restricted Subsidiary;

            (iv) provide by its terms that interest or dividends thereon shall be payable only to the extent that, after giving effect to any such payment, no Default or Event of Default shall have occurred and be continuing; and

            (v) provide by its terms that, except and to the extent otherwise permitted as a Restricted Payment, no payment (other than payments in the form of Excluded Securities) on account of principal (at maturity, by operation of sinking fund or mandatory redemption or otherwise) or other payment on account of redemption, repurchase, retirement or acquisition of such Excluded Security shall be permitted until the earlier of (x) the final Stated Maturity of the Securities or (y) the date on which all principal of, premium, if any, and interest on the Securities shall have been duly paid or provided for in full.

            "Existing Excluded Assets" means (i) all assets of 1093216 Ontario, Solv, 969056 Ontario, Rogers Investments, 3782 Investments and 1443358 Ontario,
(ii) the shares of Capital Stock of 1093216 Ontario, Solv, 969056 Ontario, Rogers Investments, 3782 Investments and 1443358 Ontario owned directly or indirectly by the Company and in each case as such shares may be subdivided, consolidated or reclassified, and including any additional shares of any such issues received as a stock dividend on such shares and (iii) the proceeds of the sale of any assets or shares referred to in the foregoing clause (i) or (ii) received by the Company or any Restricted Subsidiary from a Person other than the Company or a Restricted Subsidiary.

            "Existing Senior Secured Second Priority Securities" means securities evidencing indebtedness under the Company's 9.65% senior secured second priority debentures due 2014, 10% senior secured second priority notes due 2005, 10% senior secured second priority debentures due 2007, 7.60% senior (secured) second priority notes due 2007, 7.875% senior secured second priority notes due 2012 and 8.750% senior secured second priority debentures due 2032.

            "Existing Senior Subordinated Guaranteed Debentures" means securities evidencing indebtedness under the Company's 11% senior subordinated guaranteed debentures due 2015.

            "Fitch IBCA" means Fitch IBCA or any successor to the rating agency business thereof.

            "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles, in effect in Canada, as applied from time to time by the Company in the preparation of its consolidated financial statements.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Income Taxes" means, for any period, the aggregate amount of income tax expense, including any large corporations tax incurred pursuant to Part I.3 under the Income Tax Act (Canada), of the Company and the Restricted Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP, together with any capital tax incurred by the Company and the Restricted Subsidiaries pursuant to any Canadian provincial tax legislation for such period, determined on a Consolidated basis.

            "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Indenture Obligations" means the obligations of the Company and any other obligor hereunder or under the Securities to pay principal of (and premium, if any) and interest on the Securities when due and payable at Maturity, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee (including all amounts due to the Trustee under Section 607 hereof) and the Holders under this Indenture and the Securities, according to the terms hereof and thereof.

            "Independent Director" means a director of the Company other than
(i) a director who (apart from being a director of the Company or any of its subsidiaries) is an employee, insider, associate (as the terms insider and associate are defined in the Securities Act (Ontario) as in force on the date of this Indenture) or Affiliate of RCI or one of its subsidiaries, or has held any such position during the previous five years and (ii) a director who is an employee, insider, associate (as the terms insider and associate are defined in the Securities Act (Ontario) as in force on the date of this Indenture) or Affiliate of another party to the transaction in question.

            "Initial Securities" has the meaning stated in the first recital of this Indenture.

            "Inter-Company Deeply Subordinated Debt" means all indebtedness of the Company or any of the Restricted Subsidiaries (except from one to the other) for money borrowed from Rogers Entities under which payments by the Company or such Restricted Subsidiary, as the case may be, with respect thereto are subordinated to the Securities in the manner and to the extent set forth in Exhibit A hereto and in respect of which the agreement or instrument evidencing such indebtedness contains or incorporates by reference the provisions of Exhibit A hereto for the benefit of the Trustee and the Holders.

            "Inter-Company Subordinated Debt" means all indebtedness of the Company or any of the Restricted Subsidiaries (except from one to the other) for money borrowed from Rogers Entities and under which payments by the Company or such Restricted Subsidiary, as the case may be, with respect thereto are subordinated to the Securities in the manner and to the extent set forth in Exhibit B hereto and in respect of which the agreement or instrument evidencing such indebtedness contains or incorporates by reference the provisions of Exhibit B for the benefit of the Trustee and the Holders.

            "Inter-Creditor Agreement" means the amended and restated inter-creditor agreement dated as of August 1, 1992, among the Company, certain of its subsidiaries and the lender parties thereto, as the same may be amended or supplemented from time to time in accordance with this Indenture.

            "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

            "Investment" means (i) directly or indirectly, any advance, loan or capital contribution to, the purchase of any stock, bonds, notes, debentures or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person or making of any investment in any Person,
(ii) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary and (iii) the transfer of any assets or properties from the Company or a Restricted Subsidiary to any Unrestricted Subsidiary, other than the transfer of assets or properties made in the ordinary course of business. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

            "Investment Grade Rating" means a rating equal to or higher than BBB- (or the equivalent) by S&P, Baa3 (or the equivalent) by Moody's or BBB- (or the equivalent) by Fitch IBCA.

            "Lien" means any mortgage, charge, pledge, lien, privilege, security interest, hypothecation and transfer, lease of real property or other encumbrance upon or with respect to any property of any kind of the Company or any of the Restricted Subsidiaries, real or personal, movable or immovable, now owned or hereafter acquired.

            "Management Fees" means any amounts payable by the Company or any Restricted Subsidiary in respect of management or similar services.

            "Maturity" when used with respect to any Security means the date on which the principal of (and premium, if any) and interest on such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, call for redemption or otherwise.

            "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

            "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or cash equivalents, including payments in respect of deferred payment obligations when received in the form of cash or cash equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel, appraisers, auditors and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire indebtedness (other than Debt secured by a pledge of a Deed of Trust Bond) where payment of such indebtedness is required in connection with such Asset Sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

            "969056 Ontario" means 969056 Ontario Limited, a corporation organized under the laws of the Province of Ontario, and its successors and assigns.

            "Officers' Certificate" means a certificate signed by any two of the following officers of the Company: its Chairman, any Vice Chairman, its President, any Executive Vice President, any Senior Vice President, any Vice President, its Treasurer, its Secretary or its General Counsel, and delivered to the Trustee. Each such certificate shall include the statements provided for in applicable provisions of the Trust Indenture Act and shall comply with Section 103.

            "1093216 Ontario" means 1093216 Ontario Ltd., a corporation organized under the laws of the Province of Ontario, and its successors and assigns.

            "1443358 Ontario" means 1443358 Ontario Inc., a corporation organized under the laws of the Province of Ontario, and its successors and assigns.

            "Operating Cash Flow" means, for any period, all as determined on a Consolidated basis in accordance with GAAP (i) the net income or loss of the Company and its Restricted Subsidiaries for such period, adjusted, to the extent included in calculating such net income or loss, by excluding (a) any gain or loss attributable to the sale, conversion or other disposition of assets other than in the ordinary course of business, (b) any gains resulting from the write-up of assets and any loss resulting from the write-down of assets, (c) any gain or loss on the repurchase or redemption of any securities (including in connection with the early retirement or defeasance of any Debt), (d) any foreign exchange gain or loss, (e) any other extraordinary, non-recurring or unusual items incurred by the Company or any Restricted Subsidiary and (f) all income or losses of Unrestricted Subsidiaries and Persons (other than Subsidiaries) accounted for by the Company using the equity method of accounting, except to the extent of cash dividends, cash interest or other cash distributions received directly or indirectly from any such Unrestricted Subsidiary or Person, plus
(ii) all amounts deducted in making the calculation pursuant to clause (i) for interest expense and other financing costs, depreciation and amortization, all Management Fees and all Income Taxes, whether or not deferred, applicable to such period, less (iii) the aggregate amount of Management Fees (including Deferred Management Fees) actually paid in such period; provided that such deduction shall not be required to the extent that such Management Fees (including Deferred Management Fees) are designated by the Company to be a Restricted Payment. For purposes of clarification, the components of "Operating Cash Flow" listed above shall be determined by including the accounts of the Company, any Restricted Subsidiary and any partnership, the beneficial interests in which are controlled (in accordance with GAAP) by the Company or any such Restricted Subsidiary.

            For purposes of calculating Operating Cash Flow for the fiscal quarter most recently completed prior to any date on which an action is taken that requires a calculation of the Consolidated Debt to Annualized Operating Cash Flow Ratio or Consolidated Senior Debt to Annualized Operating Cash Flow Ratio, (1) any Person that is a Restricted Subsidiary on such date (or would become a Restricted Subsidiary in connection with the transaction that requires the determination of such ratio) shall be deemed to have been a Restricted Subsidiary at all times during such fiscal quarter, (2) any Person that is not a Restricted Subsidiary on such date (or would cease to be a Restricted Subsidiary in connection with the transaction that requires the determination of such ratio) shall be deemed not to have been a Restricted Subsidiary at any time during such fiscal quarter and (3) if the Company or any Restricted Subsidiary shall have in any manner acquired or disposed of any operating business during or subsequent to the most recently completed fiscal quarter, such calculation shall be made on a pro forma basis on the assumption that such acquisition or disposition had been completed on the first day of such completed fiscal quarter.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in applicable provisions of the Trust Indenture Act and shall comply with Section 103.

            "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (c) Securities, except to the extent provided in Sections 402 and 403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

            (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company, or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

            "Permitted Debt" means:

            (i) Debt under any bank credit facility in an aggregate principal amount not to exceed Cdn$1,200,000,000 at any time outstanding;

            (ii) Debt under one or more operating credit facilities in an aggregate principal amount not to exceed Cdn$10,000,000 in the aggregate at any time outstanding;

            (iii) Debt, not covered by any other clause of this definition, outstanding on the date of this Indenture, including (but not limited to) Debt under the Existing Senior Secured Second Priority Securities and the Existing Senior Subordinated Guaranteed Debentures;

            (iv) Debt under the Securities;

            (v) any amendment or refinancing of any Permitted Debt referred to in clauses (i) through (iv) above or any successive amendment or refinancing thereof, including any such amendment or refinancing (x) extending the maturity of all or any portion of the Debt thereunder and
      (y) adding additional borrowers or guarantors thereunder or changing the borrowers or guarantors thereunder; provided that such amendment or refinancing (or successive amendment or refinancing) shall constitute Permitted Debt only (A) to the extent that it does not result in an increase in the aggregate principal amount of such Permitted Debt, (B) if it does not have the effect of shortening the then aggregate average weighted maturity of all Permitted Debt outstanding or committed to be outstanding (taking into account the effect of substantially contemporaneous amendments or refinancings of other Permitted Debt) and
      (C) if the Debt to be amended or refinanced is Debt of the Company or any Restricted Subsidiary that is subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, the new Debt is subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary at least to the same extent as the Debt to be amended or refinanced; and

            (vi) Debt not covered by any of the foregoing clauses of this definition not to exceed an aggregate principal amount at any time outstanding of Cdn$100,000,000.

            "Permitted Distributions" means:

            (i) so long as no Default or Event of Default has occurred and is continuing or would thereby result:

                  (A) payments on Inter-Company Subordinated Debt;

                  (B) payments of any kind from the Company or any of the
            Restricted Subsidiaries to any one of the other of them;

                  (C) payments of dividends and other distributions on shares of the Company's Capital Stock in the form of Inter-Company Deeply Subordinated Debt, Excluded Securities or Existing Excluded Assets;

                  (D) the payment of any dividend or other distribution within
            60 days after the date of declaration thereof, if at such declaration date such dividend would not have been prohibited by
            Section 1010;

                  (E) the redemption, repurchase, defeasance or other
            acquisition or retirement for value of Debt of the Company or any Restricted Subsidiary, that is subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, as the case may be, provided that such Debt (a) has a final maturity before the final Stated Maturity of the Securities and (b) such Debt is not Debt that was issued on or before June 19, 2003, or Debt constituting an amendment or refinancing (including any successive amendment or refinancing) of Debt that was issued on or before June 19, 2003 (other than, in each case, with respect to clauses (a) and (b), the Existing Senior Subordinated Guaranteed Debentures);

                  (F) the redemption, repurchase, defeasance or other
            acquisition or retirement for value of Debt of the Company or any Restricted Subsidiary that is subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, as the case may be (other than any such Debt covered by the preceding clause (E), which may be redeemed, repurchased, defeased or otherwise acquired or retired for value in any manner, as provided in the preceding clause (E)), in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares or scrip), or out of the proceeds of a substantially concurrent issue and sale (other than to a Restricted

            Subsidiary) of, either (a) Capital Stock of the Company (other than Disqualified Stock) or Inter-Company Deeply Subordinated Debt of the Company or Excluded Securities of the Company or (b) Debt of the Company or such Restricted Subsidiary that is subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, as the case may be, at least to the same extent as the Debt that is redeemed, repurchased, defeased or otherwise acquired or retired for value; provided that, in the case of this clause (b), such transaction shall not have the effect of shortening the then aggregate average weighted maturity of all Debt of the Company or such Restricted Subsidiary that is subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, as the case may be (taking into account the effect of substantially contemporaneous amendments or refinancings of other Debt subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, as the case may be); and

                  (G) the payment of any amount of Management Fees (including
            Deferred Management Fees) that has not been designated as a Restricted Payment and is therefore deducted when determining Operating Cash Flow; and

            (ii) payments made in the ordinary course of business and on commercially reasonable terms in regard to fixed assets and/or operating expenses and operating and capital leases pursuant to sharing and/or service agreements with Affiliates of the Company.

            For the purposes of this Indenture, the fact that a transaction is listed in the foregoing definition of Permitted Distributions shall not be deemed to indicate that such transaction constitutes a Restricted Payment.

            "Permitted Investment" means:

            (i) Investments by the Company or any of the Restricted Subsidiaries in any one of the other of them;

            (ii) Investments in the Securities;

            (iii) Investments in assets owned or used in the ordinary course of business;

            (iv) Temporary Cash Investments;

            (v) Investments for which the payment is made using Excluded Assets, Excluded Securities, Capital Stock of the Company (other than Disqualified Stock) or Inter-Company Deeply Subordinated Debt;

            (vi) direct or indirect loans to employees, or to a trustee for the benefit of such employees, of the Company or any Restricted Subsidiary in an aggregate amount outstanding at any time not exceeding Cdn$25,000,000;

            (vii) Investments by the Company or any Restricted Subsidiary in a Person, if as a result of such Investment (A) such Person becomes a Restricted Subsidiary or (B) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated or wound-up into, the Company or a Restricted Subsidiary; and

            (viii) other Investments that do not exceed Cdn$25,000,000 at any time outstanding.

            "Permitted Restricted Payment" means payments in cash in an amount equal to the compound portion of interest on any Inter-Company Deeply Subordinated Debt.

            "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

            "Pledge Agreement" means the agreement between the Company and the Trustee dated as of June 19, 2003 substantially in the form attached as Exhibit C hereto, pursuant to which the Company has pledged the Trust Bond to and in favor of the Trustee for and on behalf of the Trustee and each of the Holders.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

            "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all classes and series of preferred or preference stock.

            "Principal Property" means, as of any date of determination, any cable system and equipment related to operating and monitoring any cable system and any equipment related to distributing and offering any of the products and services offered by the Company and its Restricted Subsidiaries and any land, land improvements, building and associated laboratory and office constituting a manufacturing, development, warehouse, service, office or operating facility owned by or leased to the Company or a Restricted Subsidiary, located within Canada and having an acquisition cost plus capitalized improvements in excess of 0.25% of Consolidated Net Tangible Assets as of such date of determination, other than any such property (i) which the Board of Directors determines is not of material importance to the Company and its Restricted Subsidiaries taken as a whole, (ii) which is not used in the ordinary course of business or (iii) in which the interest of the Company and all its Subsidiaries does not exceed 50%.

            "Purchase Agreement" means the Purchase Agreement among the Company and the Initial Purchasers named therein, dated as of June 16, 2003, relating to the sale of the Securities.

            "Purchase Money Obligations" means, with respect to any Person, obligations, other than Capital Lease Obligations, incurred or assumed in the ordinary course of business in connection with the purchase of property to be used in the business of such Person.

            "QIB" means a Qualified Institutional Buyer pursuant to Rule 144A.

            "Quotation Agent" means Citigroup Global Markets Inc. or such other Reference Treasury Dealer appointed by the Company.

            "Rating Agencies" means S&P, Moody's and Fitch IBCA, and each of such Rating Agencies is referred to individually as a "Rating Agency".

            "Rating Date" means the date which is 90 days prior to the earlier of (i) a Change in Control and (ii) public notice of the occurrence of a Change in Control or of the intention of the Company to effect a Change in Control.

            "Rating Decline" means the occurrence of the following on, or within 90 days after, the date of public notice of the occurrence of a Change in Control or of the intention by the Company to effect a Change in Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies): (a) in the event the Securities are assigned an Investment Grade Rating by at least two of the three Rating Agencies on the Rating Date, the rating of the Securities by at least two of the three Rating Agencies shall be below an Investment Grade Rating; or (b) in the event the Securities are rated below an Investment Grade Rating by at least two of the three Rating Agencies on the Rating Date, the rating of the Securities by at least two of the three Rating Agencies shall be decreased by one or more gradations (including gradation within rating categories as well as between rating categories).

            "RCI" means Rogers Communications Inc., a corporation continued under the laws of the Province of British Columbia, and its successors and assigns.

            "Redemption Date", when used with respect to any Securities to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Reference Treasury Dealer" means (1) Citigroup Global Markets Inc. or its successor; provided, however, that if it shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

            "Registration Rights Agreement" means the Registration Rights Agreement among the Company and the Initial Purchasers named therein, dated as of June 19, 2003, relating to the Securities.

            "Registration Statement" means the Registration Statement as defined in the Registration Rights Agreement.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Subsidiary" means (a) prior to the Release Date, any Subsidiary that is a "Designated Subsidiary" under the Deed of Trust, and includes any Unrestricted Subsidiary or other Person, in either case, that becomes a Restricted Subsidiary in accordance with Section 1015 and excludes any Person (including any of the foregoing), that ceases to be a Restricted Subsidiary in accordance with Section 1015 or (b) on or after the Release Date, any Subsidiary of the Company other than an Unrestricted Subsidiary. As of the date hereof, the Restricted Subsidiaries of the Company are: Rogers Cablesystems Ontario Limited, Rogers Ottawa Limited/Limitee, Rogers Cable Atlantic Inc. and Rogers Cablesystems Georgian Bay Limited.

            "Rogers Investments" means Rogers Cablesystems Investments Inc., a corporation organized under the laws of Ontario, and its successors and assigns.

            "Rogers Entities" means RCI and its Affiliates.

            "Rule 144A" means Rule 144A under the Securities Act.

            "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor to the rating agency business thereof.

            "Sale and Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property (whether such Principal Property is now owned or hereafter acquired) that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person, other than (i) temporary leases for a term, including renewals at the option of the lessee, of not more than three years; (ii) leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries; and (iii) leases of Principal Property executed by the time of, or within 180 days after the latest of, the acquisition, the completion of construction or improvement (including any improvements on property which will result in such property becoming Principal Property), or the commencement of commercial operation of such Principal Property.

            "Secured Debt" means:

            (a) Debt of the Company or any Restricted Subsidiary secured by any Lien upon any Principal Property or the stock or Debt of a Restricted Subsidiary; or

            (b) any conditional sale or other title retention agreement covering any Principal Property or Restricted Subsidiary;

but does not include any Debt secured by any Lien or any conditional sale or other title retention agreement:

                  (1) incurred or entered into on or after the Release Date to finance the acquisition, improvement or construction of such property and either secured by Purchase Money Obligations or Liens placed on such property within 180 days of acquisition, improvement or construction and securing Debt not to exceed Cdn$50,000,000 at any time outstanding;

                  (2) on Principal Property or the stock or Debt of Restricted
            Subsidiaries and existing at the time of acquisition of the property, stock or Debt;

                  (3) owing to the Company or any other Restricted Subsidiary;
            and

                  (4) existing at the time a corporation becomes a Restricted
            Subsidiary;

each of (1) through (4) above being referred to as "Exempted Secured Debt".

            "Securities Act" means the United States Securities Act of 1933, as amended, and as in force at the date as of which this instrument was executed.

            "Security" and "Securities" have the meaning set forth in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. For all purposes of this Indenture, the term

            "Securities" shall include any Additional Securities that may be issued under a supplemental indenture and any Exchange Securities to be issued and exchanged for any Initial Securities in accordance with the Exchange Offer provided for in the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Initial Securities, Additional Securities and Exchange Securities shall vote together as one series of Securities under this Indenture.

            "Senior Debt" means any Debt of the Company or any Restricted Subsidiary other than Debt the repayment of which or any security for which has been expressly subordinated to the obligations under the Securities or to the senior indebtedness of such Restricted Subsidiary, as the case may be.

            "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

            "Solv" means Solv Signals Limited, a corporation organized under the laws of Ontario, and its successors and assigns.

            "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 309.

            "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

            "Subordination Agreement" means the subordination agreement among the Company, the Restricted Subsidiaries, the Trustee, and JPMorgan Chase Bank, as trustee for the holders of the Existing Senior Subordinated Guaranteed Debentures (the

            "Subordinated Debenture Trustee"), in the form of Exhibit G attached hereto.

            "Subsidiary" means any firm, partnership, corporation or other legal entity in which the Company, the Company and one or more Subsidiaries or one or more Subsidiaries owns, directly or indirectly, a majority of the Voting Shares or has, directly or indirectly, the right to elect a majority of the board of directors, if it is a corporation, or the right to make or control its management decisions, if it is some other Person.

            "Tangible Assets" means, at any date, the gross book value as shown by the accounting books and records of any Person of all its property both real and personal, less (i) the net book value of all its licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, non-compete agreements or organizational expenses and other like intangibles, (ii) unamortized Debt discount and expenses, (iii) all reserves for depreciation, obsolescence, depletion and amortization of its properties and (iv) all other proper reserves which in accordance with GAAP should be provided in connection with the business conducted by such Person.

            "Temporary Cash Investments" means any of the following:

            (i) Investments in marketable, direct obligations issued or guaranteed by Canada or the United States, or of any governmental entity or agency or political subdivision thereof, maturing within 365 days of the date of purchase;

            (ii) Investments in commercial paper issued by corporations, each of which shall have a consolidated net worth of at least Cdn$100,000,000 or the equivalent amount in United States Dollars, maturing within 180 days from the date of the original issue thereof, and rated "R-1 low" or better by the Dominion Bond Rating Service Limited, "P-2" or better by Moody's, or "A-2" or better by S&P or an equivalent rating by any other recognized rating agency; or

            (iii) Investments in certificates of deposit issued or acceptances accepted by or guaranteed by a bank to which the Bank Act (Canada) applies or by any company licensed to carry on the business of a trust company in one or more provinces of Canada or by any bank or trust company organized under the laws of the United States or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than Cdn$100,000,000 or the equivalent amount in United States Dollars, maturing within 365 days of the date of purchase.

            "3782 Investments" means 3782 Investments Limited, a corporation organized under the laws of British Columbia, and its successors and assigns.

            "Tranche A Credit Facility" means any tranche A credit facility under a bank credit facility.

            "Tranche A-Type Debt" means any Debt of the Company secured by the pledge of a Deed of Trust Bond which ranks in right of payment, as among Senior Secured Bondholders (as defined in the Deed of Trust), prior to or pari passu with Debt under any Tranche A Credit Facility, whether or not any Debt under any Tranche A Credit Facility exists at the time of creation of such Tranche A-Type Debt.

            "Trust Bond" means a senior secured bond in the principal amount of US$700,000,000 issued by the Company under the Deed of Trust and pledged to and in favor of the Trustee for and on behalf of the Trustee and each of the Holders pursuant to the Pledge Agreement.

            "Trust Estate" means the property which is covered or intended to be covered by the Lien of the Pledge Agreement as collateral security for the Securities.

            "Trust Indenture Act" means the United States Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 907.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "U.S. Dollars", "United States Dollars", "U.S.$" and the symbol "$" each mean lawful currency of the United States of America.

            "Unrestricted Subsidiary" means

            (a) prior to the Release Date, any Subsidiary that is not a Restricted Subsidiary and includes any Restricted Subsidiary that becomes an Unrestricted Subsidiary in accordance with Section 1015; or

            (b) on or after the Release Date, (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary in accordance with Section 1015 and (ii) any Subsidiary of an Unrestricted Subsidiary.

            "Voting Shares" means any Capital Stock having voting power under ordinary circumstances to vote in the election of a majority of the directors of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

            SECTION 102. OTHER DEFINITIONS.

                                                                                             DEFINED
DEFINED TERM                                                                              IN SECTION
------------                                                                              ----------
Act...................................................................................        105
Additional Amounts....................................................................       1021
Bankruptcy Law........................................................................        501
Bankruptcy Order......................................................................        501
Base Currency.........................................................................        116
Change in Control.....................................................................        501
Change in Control Offer...............................................................        516
Change in Control Purchase Date.......................................................        516
Change in Control Purchase Notice.....................................................        516
Change in Control Purchase Price......................................................        516
Change in Control Triggering Event....................................................        501
Computation Period....................................................................       1010

Consolidated Gross Revenues...........................................................       1013
Covenant Defeasance...................................................................        403
Covered Net Cash Proceeds.............................................................       1016
Custodian.............................................................................        501
Defaulted Interest....................................................................        309
defeasance............................................................................        402
Deficiency............................................................................       1016
Edward S. Rogers......................................................................        501
Excess Proceeds.......................................................................       1016
Excluded Holder.......................................................................       1021
Family Percentage Holding.............................................................        501
Fifth Anniversary.....................................................................       1016
First Currency........................................................................        117
Global Securities.....................................................................        201
incorporated provision................................................................        108
judgment currency.....................................................................        116
Member of the Rogers Family...........................................................        501
Notice of Default.....................................................................        501
Offer.................................................................................       1016
Offer Date............................................................................       1016
Offered Price.........................................................................       1016
Other Currency........................................................................        117
Parent Company........................................................................        801
Permitted Residuary Beneficiary.......................................................        501
Perpetuity Date.......................................................................        501
Private Placement Legend..............................................................        202
Qualified Persons.....................................................................        501
Qualifying Trust......................................................................        501
rate(s) of exchange...................................................................        116
Regulation S Global Securities........................................................        201
Release Date..........................................................................       1026
Relevant Person.......................................................................        119
Restricted Global Securities..........................................................        201
Restricted Payment....................................................................       1010
Security Factor.......................................................................       1016
Security Register.....................................................................        305
Security Registrar....................................................................        305
Suspended Covenants...................................................................       1025
Suspension Period.....................................................................       1025
Taxes.................................................................................       1021
25% Excess Proceeds...................................................................       1016
U.S. Government Obligations...........................................................        404


            In addition, the terms "Bondholders' Resolution", "Designated Subsidiary", "Mortgaged Property", "Senior Secured Bondholders", "Specifically Mortgaged Property" and "Unanimous Bondholders' Resolution" shall have the respective meanings ascribed thereto in the Deed of Trust as in effect on the date hereof.

            SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion (other than the certificates required by Section 1022) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with or satisfied; and

            (d) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with or satisfied.

            SECTION 104. FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 105. ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by their agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Trust Indenture Act Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

            (c) The ownership of Securities shall be proved by the Security Register.

            (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of the Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (f) For all purposes of this Indenture, all Initial Securities, Exchange Securities and any Additional Securities shall vote together as one series of Securities under this Indenture.

            SECTION 106. NOTICES, ETC., TO TRUSTEE AND COMPANY.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (a) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing, to or with the Trustee at its Corporate Trust Office, Attention:
      Institutional Trust Services; and

            (b) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to the Company to 333 Bloor Street East, 10th Floor, Toronto, Ontario, Canada, M4W 1G9,
      Attention: Vice-President, Treasurer, fax: 416-935-3598, with a copy to the Vice-President, General Counsel and Secretary, fax: 416-935-3548, or, in either case, at any other address previously furnished in writing to the Trustee by the Company.

            SECTION 107. NOTICE TO HOLDERS; WAIVER.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder when mailed whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            SECTION 108. CONFLICT OF ANY PROVISION OF INDENTURE WITH THE TRUST INDENTURE ACT.

            Each of the Trustee and the Company agrees to comply with all provisions of the Trust Indenture Act applicable to or binding upon it in connection with this Indenture and any action to be taken hereunder. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of the Trust Indenture Act, such mandatory requirement shall prevail. For greater certainty, if and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act sections, such imposed duties or incorporated provision shall control.

            SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 110. SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

            SECTION 111. SEPARABILITY CLAUSE.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 112. BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any

Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 113. GOVERNING LAW.

            This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York. Upon the issuance of the Exchange Securities or the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

            SECTION 114. LEGAL HOLIDAYS.

            In any case where any Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 309, Stated Maturity, Change in Control Purchase Date or Offer Date with respect to any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 309, Stated Maturity, Change in Control Purchase Date or Offer Date and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 309, Stated Maturity, Change in Control Purchase Date or Offer Date, as the case may be, to the next succeeding Business Day.

            SECTION 115. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES.

            By the execution and delivery of this Indenture, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (and any successor entity) ("CT Corporation"), 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation and written notice of said service to it (mailed or delivered to its Vice-President, Treasurer, with a copy to its Vice-President, General Counsel and Secretary, in each case as specified in Section 106(b) hereof) shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT

Corporation in full force and effect so long as this Indenture shall be in full force and effect.

            To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

            SECTION 116. CONVERSION OF CURRENCY.

            The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this
Indenture:

            (a) (i) If, for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "judgment currency") an amount due in any other currency (the "Base Currency"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                  (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Base Currency originally due.

            (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in U.S. Dollars or Canadian Dollars, as the case may be, due or contingently due under the Securities and this Indenture (other than under this Subsection (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (b), the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

            (c) The obligations contained in Subsections (a)(ii) and (b) of this Section 116 shall constitute obligations of the Company separate and independent from its other respective obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or any of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the liquidator or otherwise or any of them. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

            (d) The term "rate(s) of exchange" shall mean the rate of exchange quoted by The Toronto-Dominion Bank at its central foreign exchange desk in its head office in Toronto at 12:00 noon (Toronto, Ontario time) for purchases of the Base Currency with the judgment currency other than the Base Currency referred to in Subsections (a) and (b) above and includes any premiums and costs of exchange payable.

            (e) The Trustee shall have no duty or liability with respect to monitoring or enforcing this Section 116.

            SECTION 117. CURRENCY EQUIVALENT.

            Except as provided in Section 116, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the rate of exchange quoted by The Toronto-Dominion Bank at its central foreign exchange desk in its head office in Toronto at 12:00 noon (Toronto, Ontario time) on the date of determination.

            SECTION 118. NO RECOURSE AGAINST OTHERS.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

            SECTION 119. RELIANCE ON FINANCIAL DATA.

            In computing any amounts under this Indenture,

            (i) to the extent relevant in computing any amounts under this Indenture, the Company shall use audited financial statements of the Company, its Subsidiaries, any Person that would become a Subsidiary in connection with the transaction that requires the computation and any Person from which the Company or a Subsidiary has acquired an operating business, or is acquiring an operating business in connection with the transaction that requires the computation (each such Person whose financial statements are relevant in computing any particular amount, a "Relevant Person") for the period or portions of the period to which the computation relates for which audited financial statements are available on the date of computation and unaudited financial statements and other current financial data based on the books and records of the Relevant Person or Relevant Persons, as the case may be, to the extent audited financial statements for the period or any portion of the period to which the computation relates are not available on the date of computation, and

            (ii) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of any Relevant Person that are available on the date of the computation.

            SECTION 120. DOCUMENTS IN ENGLISH.

            By common accord, this Indenture, the Securities and all documents related thereto have been or will be drawn up in the English language solely.

                                  ARTICLE TWO.
                                 SECURITY FORMS

            SECTION 201. FORMS GENERALLY.

            The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities (but which shall not affect the rights or duties of the Trustee). Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

            The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            Initial Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global securities substantially in the form set forth in this Article (the "Restricted Global Securities") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Initial Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more permanent global securities in registered form substantially in the form set forth in this Article (the "Regulation S Global Securities" and together with the Restricted Global Securities the "Global Securities"). The Regulation S Global Securities will be registered in the name of a nominee of the Depositary and deposited with the Trustee, as custodian of the Depositary, for credit to Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") for the benefit of the Holders. The aggregate principal amount of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            SECTION 202. RESTRICTIVE LEGENDS.

            Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case as provided for in the Registration Rights Agreement, each such Restricted Global Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ROGERS CABLE INC. THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF ROGERS CABLE INC. AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN

            (1)   TO ROGERS CABLE INC.,

            (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY),

            (3) IN AN OFFSHORE TRANSACTION TO NON-U.S. PERSONS THAT OCCURS OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), PROVIDED THAT SUCH NON-U.S. PERSONS AGREE NOT TO RESELL OR OTHERWISE TRANSFER THE SECURITIES IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT, EXCEPT IN ACCORDANCE WITH APPLICABLE CANADIAN SECURITIES LAWS,

            (4) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (INCLUDING, WITHOUT LIMITATION, TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR OR THE EXEMPTION PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT), OR

            (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,

     IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND SUBJECT TO THE RIGHT OF ROGERS CABLE INC. AND THE TRUSTEE PRIOR TO ANY SUCH SALE, PLEDGE OR OTHER TRANSFER PURSUANT TO CLAUSE (4) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION THEY MAY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE RIGHT OF ROGERS CABLE INC. AND THE TRUSTEE PRIOR TO ANY SUCH SALE,

      PLEDGE OR OTHER TRANSFER PURSUANT TO CLAUSES (1) THROUGH (5) TO REQUIRE ANY TRANSFER CERTIFICATIONS REQUIRED PURSUANT TO THE INDENTURE GOVERNING THIS SECURITY.

            Each Global Security, whether or not an Initial Security, shall also bear the following legend on the face thereof:

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE GOVERNING THIS SECURITY.

            SECTION 203. FORM OF FACE OF SECURITY.

                                ROGERS CABLE INC.

            6.25% [Exchange]* SENIOR (SECURED) SECOND PRIORITY NOTES
                                    DUE 2013

                                                                    CUSIP ______
No.                                                                  U.S.$______

            Rogers Cable Inc., a corporation organized under the laws of the Province of Ontario (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value
received, hereby promises to pay to     or registered assigns, the principal sum
of     United States Dollars (or such other amount that may from time to time be indicated on the records of the Trustee as the result of increases or decreases by adjustments made on the records of the Trustee, as the custodian for DTC, in accordance with the rules and procedures of DTC) on June 15, 2013, at the office or agency of the Company referred to below, and to pay interest thereon on December 15, 2003 and semiannually thereafter, on June 15 and December 15 in each year, from and including June 19, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.25% per annum [subject to adjustment as provided below]**, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date of the Interest Payment Date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and interest on such Defaulted Interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            [The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of June 19, 2003, between the Company and the Initial

----------
*     Include only for Exchange Securities.
**    Include only for Initial Securities.

Purchasers named therein (the "Registration Rights Agreement"). In the event that (a) neither the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) nor a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is filed with the Securities and Exchange Commission on or prior to the 120th day following the date of original issue of the Securities, (b) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been declared effective on or prior to the 180th calendar day following the date of original issue of the Securities or (c) neither the Exchange Offer (as such term is defined in the Registration Rights Agreement) is consummated nor a Shelf Registration Statement is declared effective on or prior to the 210th day following the date of original issue of the Securities, the interest rate borne by this Security shall be increased by 0.25% per annum following such 120-day period in the case of clause (a) above, following such 180-day period in the case of clause (b) above or following such 210-day period in the case of clause
(c) above. The aggregate amount of such increase from the original interest rate pursuant to these provisions shall in no event exceed 0.25% per annum. Upon (x) the filing of either the Exchange Offer Registration Statement or a Shelf Registration Statement after the 120-day period described in clause (a) above,
(y) the effectiveness of either the Exchange Offer Registration Statement or a Shelf Registration Statement after the 180-day period described in clause (b) above or (z) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 210-day period described in clause (c) above, the interest rate borne by this Security from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the interest rate set forth above. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Security.]*

            PAYMENT OF THE PRINCIPAL OF (AND PREMIUM, IF ANY) AND INTEREST ON THIS SECURITY WILL BE MADE AT THE OFFICE OR AGENCY OF THE COMPANY MAINTAINED FOR THAT PURPOSE IN THE CITY OF NEW YORK (WHICH SHALL BE THE CORPORATE TRUST OFFICE OF THE TRUSTEE, UNLESS THE COMPANY SHALL DESIGNATE AND MAINTAIN SOME OTHER OFFICE OR AGENCY FOR SUCH PURPOSE), OR AT SUCH OTHER OFFICE OR AGENCY OF THE COMPANY AS MAY BE MAINTAINED FOR SUCH PURPOSE, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA; PROVIDED, HOWEVER, THAT PAYMENT OF INTEREST MAY BE MADE AT THE OPTION OF THE COMPANY BY CHECK MAILED TO THE ADDRESS OF THE PERSON ENTITLED THERETO AS SUCH ADDRESS SHALL APPEAR ON THE SECURITY REGISTER; PROVIDED FURTHER THAT ALL PAYMENTS OF THE PRINCIPAL OF (AND PREMIUM, IF ANY) AND INTEREST ON SECURITIES, THE HOLDERS OF WHICH HAVE GIVEN WIRE TRANSFER INSTRUCTIONS TO THE COMPANY OR THE PAYING AGENT AT LEAST 10 BUSINESS DAYS PRIOR TO THE APPLICABLE PAYMENT DATE AND HOLD AT LEAST U.S.$1,000,000 IN PRINCIPAL AMOUNT OF SECURITIES, WILL BE REQUIRED TO BE MADE BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS TO THE ACCOUNTS SPECIFIED BY SUCH HOLDERS IN SUCH INSTRUCTIONS. ANY SUCH WIRE TRANSFER INSTRUCTIONS RECEIVED BY THE COMPANY OR THE PAYING AGENT SHALL REMAIN IN EFFECT UNTIL REVOKED BY SUCH HOLDER. NOTWITHSTANDING THE FOREGOING, THE FINAL PAYMENT OF PRINCIPAL SHALL BE PAYABLE ONLY UPON SURRENDER OF THIS SECURITY TO THE PAYING AGENT.

----------
*     Include only for Initial Securities.

            INTEREST ON THIS SECURITY SHALL BE COMPUTED ON THE BASIS OF A YEAR OF TWELVE 30-DAY MONTHS. FOR THE PURPOSES OF THE INTEREST ACT (CANADA), THE YEARLY RATE OF INTEREST WHICH IS EQUIVALENT TO THE RATE PAYABLE HEREUNDER IS THE RATE PAYABLE MULTIPLIED BY THE ACTUAL NUMBER OF DAYS IN THE YEAR AND DIVIDED BY 360.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            UNLESS THE CERTIFICATE OF AUTHENTICATION HEREON HAS BEEN DULY EXECUTED BY THE TRUSTEE REFERRED TO ON THE REVERSE HEREOF BY MANUAL SIGNATURE, THIS SECURITY SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE INDENTURE, OR BE VALID OR OBLIGATORY FOR ANY PURPOSE.

            IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE DULY EXECUTED.

      DATED:                                     ROGERS CABLE INC.



                                                 BY
                                                    ----------------------------
                                                    Name:
                                                    Title:



                                                 BY
                                                    ----------------------------
                                                    Name:
                                                    Title:

            SECTION 204. FORM OF REVERSE OF SECURITY.

            This Security is one of a duly authorized issue of securities of the Company designated as its 6.25% [Exchange]* Senior (Secured) Second Priority Notes due 2013 (herein called the "Securities"), which may be issued under an indenture (herein called the "Indenture") dated as of June 19, 2003 between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            As provided for in the Indenture, the Company may, subject to certain limitations, from time to time, without notice to or the consent of the Holders, create and

----------
*     Include only for Initial Securities.

issue Additional Securities so that such Additional Securities shall be consolidated and form a single series with the Securities initially issued by the Company and shall have the same terms as to status, redemption or otherwise as Securities originally issued. Any Additional Securities shall be issued with the benefit of any indenture supplemental to the Indenture.

            THE COMPANY WILL PAY TO THE HOLDERS SUCH ADDITIONAL AMOUNTS AS MAY BECOME PAYABLE UNDER SECTION 1021 OF THE INDENTURE.

            AS PROVIDED IN THE INDENTURE, THE SECURITIES WILL INITIALLY BE SECURED BY THE PLEDGE TO THE TRUSTEE PURSUANT TO THE PLEDGE AGREEMENT OF THE TRUST BOND ISSUED BY THE COMPANY UNDER THE DEED OF TRUST. EACH HOLDER BY ACCEPTING A SECURITY SHALL BE BOUND BY AND BE ENTITLED TO THE BENEFITS OF THE DEED OF TRUST AND THE OTHER COLLATERAL DOCUMENTS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME PURSUANT TO THE RESPECTIVE PROVISIONS THEREOF AND OF THE INDENTURE.

            All amounts received by the Deed Trustee for the benefit of holders of Deed of Trust Bonds in connection with any realization or enforcement proceedings with respect to the Deed of Trust Collateral or in connection with the liquidation, dissolution or winding up of any obligor under the Deed of Trust Bonds shall first be applied to pay in full all Debt under any Tranche A Credit Facility and any other Debt that, in accordance with the terms of the Indenture and the Collateral Documents, ranks prior to or pari passu with any such Tranche A Credit Facility.

            IN THE EVENT THAT (I) ON A PRO FORMA BASIS GIVING EFFECT TO THE RELEASE OF THE SECURITY FOR THE SECURITIES AND ANY OTHER DEBT OF THE COMPANY WITH SIMILAR RELEASE PROVISIONS, (A) NO DEBT OF THE COMPANY WOULD BE OUTSTANDING AND (B) THERE WOULD BE NO AVAILABILITY TO THE COMPANY UNDER ANY BANK CREDIT FACILITIES, OPERATING CREDIT FACILITIES OR SWAP AGREEMENTS, IN THE CASE OF EACH OF (A) AND (B) THAT IS OR ARE SECURED BY A LIEN OF THE PLEDGE AGREEMENT OR ANY COLLATERAL DOCUMENT OR ANY OTHER LIEN ON THE DEED OF TRUST COLLATERAL, (II) THE RATINGS ASSIGNED TO THE SECURITIES BY AT LEAST TWO OF THE THREE RATING AGENCIES ARE INVESTMENT GRADE RATINGS AND (III) NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THE INDENTURE, THEN, WITHOUT THE CONSENT OF THE HOLDERS, THE COMPANY MAY PERMANENTLY TERMINATE THE LIEN OF THE PLEDGE AGREEMENT OR ANY COLLATERAL DOCUMENT AND ANY OTHER LIEN ON THE DEED OF TRUST COLLATERAL IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE.

            ON OR BEFORE EACH PAYMENT DATE, THE COMPANY SHALL DELIVER OR CAUSE TO BE DELIVERED TO THE TRUSTEE OR THE PAYING AGENT AN AMOUNT IN U.S. DOLLARS SUFFICIENT TO PAY THE AMOUNT DUE ON SUCH PAYMENT DATE.

            THE SECURITIES WILL BE SUBJECT TO REDEMPTION UPON NOT LESS THAN 30 NOR MORE THAN 60 DAYS' PRIOR NOTICE BY FIRST-CLASS MAIL, AT ANY TIME, AS A WHOLE OR IN PART, IN AMOUNTS OF U.S.$1,000 OR AN INTEGRAL MULTIPLE OF U.S.$1,000, AT THE OPTION OF THE COMPANY, AT A REDEMPTION PRICE EQUAL TO THE GREATER OF: (1) 100% OF THE PRINCIPAL AMOUNT OF THE SECURITIES, AND (2) AS DETERMINED BY THE QUOTATION AGENT, THE SUM OF THE PRESENT VALUES OF THE REMAINING SCHEDULED PAYMENTS OF PRINCIPAL AND

INTEREST ON THE SECURITIES (NOT INCLUDING ANY PORTION OF THE PAYMENTS OF INTEREST ACCRUED AS OF THE REDEMPTION DATE) DISCOUNTED TO THE REDEMPTION DATE ON A SEMI-ANNUAL BASIS (ASSUMING A 360-DAY YEAR CONSISTING OF TWELVE 30-DAY MONTHS) AT THE ADJUSTED TREASURY RATE PLUS 50 BASIS POINTS, IN EACH CASE PLUS ACCRUED INTEREST THEREON TO THE REDEMPTION DATE, ALL AS PROVIDED IN THE INDENTURE.

            The Securities will also be subject to redemption as a whole, but not in part, at the option of the Company at any time, on not less than 30 nor more than 60 days' prior written notice, at 100% of the principal amount plus accrued interest to the Redemption Date, in the event the Company has become or would become obligated to pay, on the next date on which any amount would be payable in respect of the Securities, any Additional Amounts as a result of certain changes affecting Canadian withholding taxes.

            In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of record of such Securities, or one or more Predecessor Securities, at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Security in part only, a replacement Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default (other than an Event of Default resulting from a Change in Control Triggering Event which is cured by the making and consummation of a Change in Control Offer) shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            In addition, it shall be an Event of Default under the Indenture if a Change in Control Triggering Event occurs on or prior to the Maturity of the Securities. The Securities may be accelerated following such an Event of Default as provided in the Indenture unless the Company (or a third party) offers, within 20 Business Days after the occurrence of such Event of Default, to purchase the Securities and purchases the Securities for the Change in Control Purchase Price in cash on the date that is 40 Business Days after the occurrence of the Change in Control Triggering Event from a Holder who delivers and does not withdraw a Change in Control Purchase Notice. Holders have the right to withdraw any Change in Control Purchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the terms and provisions of the Indenture.

            The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more replacement Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

            Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            SECTION 205. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            JPMorgan Chase Bank, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

                                                     JPMORGAN CHASE BANK

                                                     By
                                                        ------------------------
                                                           Authorized Officer

                                 ARTICLE THREE
                                 THE SECURITIES

            SECTION 301. TITLE AND TERMS.

            An unlimited aggregate principal amount of Securities may be authenticated and delivered under this Indenture (of which U.S.$350,000,000 is being issued, authenticated and delivered the date hereof), including Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 308, 516, 908, 1016, 1108 or 1111.

            The Initial Securities shall be known and designated as the "6.25% Senior (Secured) Second Priority Notes due 2013" and the Exchange Securities shall be known and designated as the "6.25% Exchange Senior (Secured) Second Priority Notes due 2013", in each case, of the Company. The Stated Maturity of the Securities shall be June 15, 2013 and they shall bear interest at the rate of 6.25% per annum from and including June 19, 2003, or the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on December 15, 2003 and semi-annually thereafter on June 15 and December 15 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

            The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register; provided further that all payments of the principal of (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Company or the Paying Agent at least 10 Business Days prior to the applicable payment date and hold at least U.S.$1,000,000 in principal amount of Securities, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions. Any such wire transfer instructions received by the Company or the Paying Agent shall remain in effect until revoked by such Holder. Notwithstanding the foregoing, the final payment of principal shall be payable only upon surrender of the Security to the Paying Agent.

            The Securities shall be redeemable as provided in Article Eleven.

            Additional Securities ranking pari passu with the Securities issued on the date hereof may be created and issued from time to time by the Company without notice to or consent of the Holders and shall be consolidated with and form a single series with the Securities initially issued and shall have the same terms as to status, redemption or otherwise as the Securities originally issued, provided that the Company's ability to issue Additional Securities shall be subject to the Company's compliance with Sections 1008 and 1009. Any Additional Securities shall be issued with the benefit of an indenture supplemental to this Indenture.

            SECTION 302. DENOMINATIONS.

            The Securities shall be issuable only in registered form without coupons and only in denominations of U.S.$1,000 and any integral multiple thereof.

            SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            The Securities shall be executed on behalf of the Company by any two of the following officers: its Chairman, any Vice-Chairman, its President, any Vice-President or its Treasurer. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            The Trustee shall (upon Company Order) authenticate and deliver Securities for original issue in an aggregate principal amount of up to U.S.$350,000,000, provided that, if the Company shall issue any Additional Securities pursuant to Section 301, the Trustee shall authenticate and deliver such Additional Securities upon delivery to the Trustee of a Company Order accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the original issue of such Additional Securities have been complied with.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

            In case the Company, pursuant to Article Eight, shall be amalgamated, consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such amalgamation, consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such amalgamation, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate (but which shall not affect the rights or duties of the Trustee), but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If replacement Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

            SECTION 304. TEMPORARY SECURITIES.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine (but which shall not affect the rights or duties of the Trustee), as conclusively evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and, upon Company Order, the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations evidencing the same indebtedness as the temporary Securities so exchanged. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

            The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Said office or agency is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more replacement Securities of any authorized denomination or denominations of a like aggregate principal amount.

            Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

            At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange (including an exchange of Initial Securities for Exchange Securities), the Company shall execute, and the Trustee shall authenticate and deliver, the replacement Securities which the Holder making the exchange is entitled to receive; provided that no exchange of Initial Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and the Initial Securities to be exchanged for the Exchange Securities shall be cancelled by the Trustee.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 516, 908, 1016, 1108 or 1111 not involving any transfer or pursuant to an Exchange Offer.

            The Company shall not be required (a) to issue replacement Securities or register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities under Section 1105 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

            SECTION 306. BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

            (a) The Global Securities initially shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (ii) be deposited with the Trustee, as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

            The Depositary or its nominee shall be the Holder of the Global Securities, and owners of beneficial interests in the Securities represented by the Global Securities shall hold such interests pursuant to the procedures and practices of the Depositary. Any such owner's beneficial ownership of any such Securities will be shown only on, and the transfer of such ownership interest shall be effected only through, records maintained by the Depositary or its nominee. Investors in the Regulation S Global Security may hold their interests in the Regulation S Global Security through Euroclear or Clearstream, Luxembourg, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors in the Regulation S Global Security may also hold such interests through organizations other than Euroclear or Clearstream, Luxembourg that are participants in the Depositary's system. Euroclear and Clearstream, Luxembourg will hold interests in the Regulation S Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositories, which, in turn, will hold such interests in the Regulation S Global Security in customer's securities accounts in the depositories' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or Clearstream, Luxembourg, may be subject to the procedures and requirements of the Depositary. Those interests held through Euroclear and Clearstream, Luxembourg will be subject to the procedures and requirements of such systems. As used herein, the term "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that Salomon Smith Barney Inc. advises the Company and the Trustee in writing of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) and (ii) the original issue date of the Securities.

            (b) Transfers of any Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in any Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 307. Unless (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Securities or ceases to be a clearing agency registered under the Exchange Act or announces an intention permanently to cease business or does in fact do so and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) the Company, at its option, notifies the Trustee that it elects to cause the exchange of the Global Securities for Securities in certificated form, (iii) an Event of Default has occurred and is continuing with respect to a Global Security or (iv) in the case of a Global Security held for the account of Euroclear or Clearstream, Luxembourg, Euroclear or Clearstream, Luxembourg, as the case may be, is closed for business for 14 continuous Business Days or announces an intention to cease or permanently ceases business, owners of beneficial interests in a Regulation S Global Security will not be entitled to have any portions of such Global Security registered in their names, will not receive or be entitled to receive physical delivery of Securities in definitive form and will not be considered the owners or Holders of the Global Security.

            (c) Securities issued in exchange for a Global Security or any portion thereof pursuant to the last sentence of Subsection (b) of this Section shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee, upon Company Order, shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. In the event of the occurrence of any of the events specified in the last sentence of Subsection (b) of this
      Section 306, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive form.

            (d) Except as otherwise set forth in this Indenture or a Global Security, owners of beneficial interests in the Securities evidenced by a Global Security will not be entitled to any rights under this Indenture with respect to such Global Security, and the Depositary or its nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any such agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or its nominee or impair, as between the Depositary or its nominee and such owners of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary or its nominee as Holder of any Security.

            SECTION 307. SPECIAL TRANSFER PROVISIONS.

            Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, pursuant to the Registration Rights Agreement, the following provisions shall apply:

            (a) Restricted Global Security to Regulation S Global Security. If, at any time, an owner of a beneficial interest in a Restricted Global Security deposited with the Trustee, as custodian for the Depositary, wishes to transfer its interest in such Restricted Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security as provided in this Section 307(a). Upon receipt by the Trustee of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the applicable Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Clearstream, Luxembourg account (if applicable) to be credited with such increase, and (3) a certificate substantially in the form of Exhibit D hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of the applicable Restricted Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Regulation S Global Security by the principal amount of the beneficial interest in the Restricted Global Security to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the aggregate principal amount of the applicable Restricted Global Security, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

            (b) Regulation S Global Security to Restricted Global Security. If, at any time, an owner of a beneficial interest in a Regulation S Global Security deposited with the Trustee as custodian for the Depositary wishes to transfer its interest in such Regulation S Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security, as provided in this Section 307(b). Upon receipt by the Trustee of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Trustee, as Security Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the beneficial interest in the Regulation S Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and (3) if such transfer is requested prior to the expiration of the Restricted Period, a certificate in the form of Exhibit E attached hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of such Regulation S Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Restricted Global Security by the principal amount of the beneficial interest in the Regulation S Global Security to be exchanged, and the Trustee, as Security Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Restricted Global Security equal to the reduction in the aggregate principal amount of such Regulation S Global Security and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Security that is being transferred. After the expiration of the Restricted Period, the certificate described in clause (3) above shall no longer be required to effect transfers pursuant to this Section 307(b).

            (c) Restricted Global Security to Regulation S Global Security After Two Years. If the holder of a beneficial interest in a Restricted Global Security wishes at any time after June 19, 2005 to (A) transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security or (B) to exchange such interest for a beneficial interest in a Regulation S Global Security, such transfer or exchange may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(c). Upon receipt by the Trustee of (1) in the case of a transfer or exchange of an interest in the Restricted Global Security, written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be so transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary (and, if applicable, the Euroclear or Clearstream, Luxembourg account, as the case may be) to be credited with such beneficial interest and (3) a certificate substantially in the form of Exhibit F hereto given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred or exchanged, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer or exchange.

            (d) Private Placement Legend. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

            The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this
Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

            SECTION 308. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

            If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

            Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            SECTION 309. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

            (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            SECTION 310. PERSONS DEEMED OWNERS.

            Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 309) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            SECTION 311. CANCELLATION.

            All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Company shall deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that cancelled Securities be returned to it.

            SECTION 312. COMPUTATION OF INTEREST.

            Interest on the Securities shall be computed on the basis of a year of twelve 30-day months.

                                  ARTICLE FOUR
                       DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 401. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

            The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 402 or Section 403 be applied to all

Outstanding Securities upon compliance with the conditions set forth below in this Article Four.

            SECTION 402. DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise under Section 401 of the option applicable to this Section 402, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 and the other Sections of this Indenture referred to in (A), (B), and (C) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in Section 404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 308, 1002, 1003, 1021 (for purposes of applying Section 1021, if the Trustee (or any other qualifying trustee referred to in Section 404(1)) is required by law or by the interpretation or administration thereof to withhold or deduct any amount for or on account of Taxes (as defined in Section 1021) from any payment made from the trust fund described in Section 404 under or with respect to the Securities, such payment shall be deemed to have been made by the Company and the Company shall be deemed to have been so required to withhold or deduct) and 1022, (C) the Company's right of redemption pursuant to Section 1101(b), provided that either (i) the change or amendment referred to therein occurs after defeasance is exercised by the Company in accordance with Section 404 or (ii) the Company was, immediately before the defeasance, entitled to redeem the Securities pursuant to Section 1101(b), in which case the Company may redeem the Securities in accordance with Article Eleven by complying with such Article and depositing with the Trustee, in accordance with Section 1106, an amount of money sufficient, together with all amounts held in trust pursuant to Section 404(1), to pay the Redemption Price of all the Securities to be redeemed, (D) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith, including the Company's obligations under Section 607 and (E) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities.

            SECTION 403. COVENANT DEFEASANCE.

            Upon the Company's exercise under Section 401 of the option applicable to this Section 403, the Company shall be released from its obligations under any covenant contained in Articles Eight and Twelve and in Sections 1004 through 1020 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed Outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c), but, except as specified above, the remainder of this Indenture (including Section 607 hereof) and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 401 of the option applicable to Section 403, Section 501(c) through (e) and Section 501(i) through (l) shall not constitute Events of Default.

            SECTION 404. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

            The following shall be the conditions to application of either
Section 402 or Section 403 to the Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds, in trust, for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee (or other qualifying trustee) shall have been irrevocably instructed by the Company to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities
            Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 501(f), (g) or (h) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Neither the Company nor any Restricted Subsidiary is an "insolvent person" within the meaning of the Bankruptcy and Insolvency Act (Canada) on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (5) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since April 30, 2002, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (6) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (7) The Company shall have delivered to the Trustee an Opinion of Counsel in Canada to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Canadian federal or provincial income tax or other tax purposes as a result of such defeasance or covenant defeasance, as applicable, and will be subject to Canadian federal and provincial income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance or covenant defeasance, as applicable, had not occurred. This condition may not be waived by any Holder or the Trustee.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 402 or Section 403 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent relating to either the defeasance under Section 402 or the covenant defeasance under Section 403 (as the case may be) have been complied with.

            SECTION 405. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 405, the "Trustee") pursuant to Section 404 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee on an after-tax basis against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

            Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 404(1)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

            SECTION 406. REINSTATEMENT.

            If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 405, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 405; provided, however, that, if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE FIVE
                                    REMEDIES

            SECTION 501. EVENTS OF DEFAULT.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

            (b) default in the payment of any interest or any Additional Amounts on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (c) default in the performance, or breach, of any covenant or warranty of the Company or of any Restricted Subsidiary in this Indenture or any Collateral Document (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and stating that such notice is a "Notice of Default" hereunder; or

            (d) (i) there shall have occurred one or more defaults of the Company or any Restricted Subsidiary in the payment of the principal of or premium on any Debt aggregating Cdn$25,000,000 or more, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall continue after any applicable grace period and have not been cured or waived or (ii) there shall occur and be continuing any acceleration of the maturity of any Debt aggregating Cdn$25,000,000 or more and, in any case referred to in the foregoing clause (i), the Debt has not been paid or in any case referred to in the foregoing clause (ii), such acceleration has not been rescinded or annulled, in each case within 10 days of such non-payment or acceleration; or

            (e) any judgments or orders aggregating Cdn$25,000,000 or more rendered against the Company or any Restricted Subsidiary remain unsatisfied and unstayed for 60 consecutive days; or

            (f) the Company or any Restricted Subsidiary pursuant to or under or within the meaning of any Bankruptcy Law:

                  (1)   commences a voluntary case or proceeding;

                  (2) consents to the entry of a Bankruptcy Order in an involuntary case or proceeding or the commencement of any case against it;

                  (3) consents to the appointment of a Custodian of it or for any substantial part of its property;

                  (4) makes a general assignment for the benefit of its creditors or files a proposal or other scheme of arrangement involving the rescheduling or composition of its indebtedness;

                  (5) files a petition in bankruptcy or an answer or consent seeking reorganization or relief; or

                  (6) consents to the filing of such petition in bankruptcy or the appointment of or taking possession by a Custodian; or

            (g) a court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against the Company or any Restricted Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 15 consecutive days; or

            (h) a Custodian shall be appointed out of court with respect to the Company or any Restricted Subsidiary, or with respect to all or any substantial part of the property of the Company or any Restricted Subsidiary, or any encumbrancer shall take possession of all or any substantial part of the property of the Company or any Restricted Subsidiary; or

            (i) prior to the Release Date, any Collateral Document shall, at any time, cease to be in full force and effect for any reason (other than the termination thereof pursuant to this Indenture or upon the satisfaction in full of all Indenture Obligations and discharge of this Indenture) or shall be declared invalid or unenforceable; or if the Company or any Restricted Subsidiary shall assert, in any pleading filed in a court of competent jurisdiction, that any Collateral Document is invalid or unenforceable; or

            (j) prior to the Release Date, there shall have occurred one or more defaults of the Company in payment on demand of any principal or interest owing under or secured by any Deed of Trust Bonds; or

            (k)   a Change in Control Triggering Event shall occur; or

            (l) prior to the Release Date, the whole or substantially the whole of the Specifically Mortgaged Property or of the Mortgaged Property (as such terms are defined in the Deed of Trust) shall be taken by exercise of any power referred to in Section 4.04 of the Deed of Trust or shall be sold or otherwise disposed of in anticipation thereof within the meaning of Subsection 4.10(2) of the Deed of Trust.

            "Bankruptcy Law" means the Bankruptcy and Insolvency Act (Canada) or any other Canadian federal or provincial law or the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors. "Custodian" means any receiver, interim receiver, receiver and manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law or any other person with like powers. "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

            Under this Indenture, a "Change in Control Triggering Event" is deemed to occur upon both a Change in Control and a Rating Decline with respect to the Securities.

            A "Change in Control" means (i) any transaction (including an amalgamation, merger or consolidation or the sale of Capital Stock of the Company) the result of which is that any Person or group of Persons (as the term "group" is used in Rule 13d-5 of the Exchange Act), other than Members of the Rogers Family or RCI or a Person or group controlled by one or more of the Members of the Rogers Family or RCI, acquires, directly or indirectly, more than 50% of the total voting power of all classes of Voting Shares of the Company or
(ii) any transaction (including an amalgamation, merger or consolidation or the sale of Capital Stock of the Company) the result of which is that any Person or group, other than (A) Members of the Rogers Family or RCI or a Person or group controlled by one or more Members of the Rogers Family or RCI or (B) for so long as the only primary beneficiaries of a Qualifying Trust established under the last will and testament of Edward S. Rogers are one or more persons referred to in clause (ii) of the definition of "Member of the Rogers Family" or the spouse, widow or widower, for the time being and from time to time, of any person described in subclause (ii)(c), (d) or (e) of the definition of "Member of the Rogers Family", any Person designated by the trustees of such Qualifying Trust to exercise voting rights attaching to the shares held by such trustees, has elected to the Board of Directors such number of its or their nominees so that such nominees so elected shall constitute a majority of the number of the directors comprising the Board of Directors; provided that to the extent that one or more regulatory approvals are required for any of the transactions or circumstances described in clause (i) or (ii) above to become effective under applicable law, such transactions or circumstances shall be deemed to have occurred at the time such approvals have been obtained and become effective under applicable law. Notwithstanding anything contained in this Indenture to the contrary, a "Change in Control" will not occur so long as either Members of the Rogers Family or RCI control the Voting Shares of, or elect directors to the Board of Directors of, the Company as and to the extent provided in the previous sentence.

            "Member of the Rogers Family" means (i) Edward S. Rogers (who was born on May 27, 1933, such individual being hereinafter referred to as "Edward
S. Rogers"); (ii) such of the following persons as are living at the date of this Indenture or are born after the date of this Indenture and before the Perpetuity Date: (a) the spouse, for the time being and from time to time, of Edward S. Rogers; (b) after the death of Edward S. Rogers, the widow, if any, of Edward S. Rogers; (c) the issue of Edward S. Rogers; (d) any half-sister of Edward S. Rogers and the issue of any such half-sister; (e) individuals adopted by Edward S. Rogers or any of the issue of Edward S. Rogers, provided that such individuals have not attained the age of majority at the date of such adoption, together with the issue of any such adopted individuals; provided that if any person is born out of wedlock he shall be deemed not to be the issue of another person for the purposes hereof unless and until he is proven or acknowledged to be the issue of such person and; (iii) a Qualifying Trust, but only to the extent of its Family Percentage Holding of voting securities or rights to control or direct the voting securities of the Company at the time of the determination.

            "Qualifying Trust" means a trust (whether testamentary or inter vivos) any beneficiary of which is a person referred to in clause (i) or (ii) of the definition of "Member of the Rogers Family" or the spouse, widow or widower, for the time being and from time to time, of any person described in subclause (ii)(c), (d) or (e) of the definition of "Member of the Rogers Family" (provided that such spouse, widow or widower is living at the date of this Indenture or is born after the date of this Indenture and before the Perpetuity Date) (all such persons being hereafter referred to as "Qualified Persons").

            "Family Percentage Holding" means the aggregate percentage of the securities held by a Qualifying Trust representing, directly or indirectly, an interest in voting securities or rights to control or direct the voting securities of the Company, that it is reasonable, under all the circumstances, to regard as being held beneficially for Qualified Persons (or any class consisting of two or more Qualified Persons); provided always that in calculating the Family Percentage Holding (A) in respect of any power of appointment or discretionary trust capable of being exercised in favor of any of the Qualified Persons such trust or power shall be deemed to have been exercised in favor of Qualified Persons until such trust or power has been otherwise exercised; (B) where any beneficiary of a Qualifying Trust has assigned, transferred or conveyed, in any manner whatsoever, his or her beneficial interest to another person, then, for the purpose of determining the Family Percentage Holding in respect of such Qualifying Trust, the person to whom such interest has been assigned, transferred or conveyed shall be regarded as the only person beneficially interested in the Qualifying Trust in respect of such interest but in the case where the interest is so assigned, transferred or conveyed is an interest in a discretionary trust or is an interest which may arise as a result of the exercise in favor of the assignor of a discretionary power of appointment and such discretionary trust or power of appointment is also capable of being exercised in favor of persons described in clause (i) or
(ii) of the definition of "Member of the Rogers Family", such discretionary trust or power shall be deemed to have been so exercised in favor of Qualified Persons until it has in fact been exercised; and (C) the interest of any Permitted Residuary Beneficiary shall be ignored until its interest has indefeasibly vested.

            "Permitted Residuary Beneficiary" means any person who is a beneficiary of a Qualifying Trust and, under the terms of the Qualifying Trust, is entitled to distributions out of the capital of such Qualifying Trust only after the death of all of the Qualified Persons who are beneficiaries of such Qualifying Trust.

            "Perpetuity Date" means the date that is 21 years, less one day, from the date of the death of the last survivor of the individuals described in clause (i) or subclause (ii)(a), (b), (c), (d) or (e) of the definition of "Member of the Rogers Family", who are living at the date of this Indenture.

            SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If (i) an Event of Default (other than an Event of Default specified in Section 501(f), 501(g), 501(h) or 501(k)) occurs and is continuing, or (ii) an Event of Default specified in Section 501(k) occurs and is continuing and the Company (or a third party) fails in any material respect to comply with any of the provisions of Section 516, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 501(f), 501(g) or 501(h) occurs and is continuing, then the principal of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Company will deliver to the Trustee, within 10 days after the occurrence thereof, notice of any acceleration or default in payment at maturity of Debt referred to in Section 501(d).

            At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (a) the Company has paid or deposited, or caused to be paid or deposited, with the Trustee a sum sufficient to pay

                  (1)   all overdue interest on all Securities,

                  (2) the principal of (and premium, if any, on) any Securities that have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                  (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                  (4) all sums paid or advanced by the Trustee hereunder, the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee pursuant to Section 607; and

            (b) all Events of Default, other than the non-payment of principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because an Event of Default specified in Section 501(d) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Debt that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Debt, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Debt or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default


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
has occurred during such 30-day period which has not been cured or waived during such period.

            SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Company covenants that if:

            (a) default is made in the payment of any interest or Additional Amounts on any Security when such interest or Additional Amounts becomes due and payable and such default continues for a period of 30 days, or

            (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture and the Pledge Agreement by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, without limitation, demanding payment of the Trust Bond and exercising any rights or powers conferred on the Trustee, as the holder of the Trust Bond, under the Pledge Agreement and the Deed of Trust or (ii) make requests of, give directions to, or make demands of, the Deed Trustee (whether by participation in the giving or adoption of a Bondholders' Resolution or otherwise pursuant to the Collateral Documents) to proceed to protect and enforce the rights of the Deed Trustee, the Trustee and the Deed of Trust Bondholders under the Collateral Documents by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Collateral Documents or in aid of the exercise of any power granted therein, or to enforce any other proper remedy, including appointment of a receiver for the Deed of Trust


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
Collateral and foreclosure, realization and sale of Deed of Trust Collateral pursuant to the terms of the Collateral Documents. The Trustee shall be entitled to sue and recover judgment as aforesaid or make request as aforesaid to the Deed Trustee to sue to enforce any Lien of the Collateral Documents, in either case, either before, after or during the pendency of any other proceeding for the enforcement of any Lien of the Collateral Documents, and the right of the Trustee or the Deed Trustee to recover such judgment shall not be affected by any sale under any of the Collateral Documents or by the exercise of any right, power or remedy for the enforcement of the provisions of any of the Collateral Documents, or the foreclosure or enforcement of any Lien of the Collateral Documents. No recovery of any such judgment upon any property of the Company shall affect or impair the Lien on the Deed of Trust Collateral or any rights, powers or remedies of the Trustee or the Holders.

            SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee pursuant to Section 607) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement


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
affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee pursuant to Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            SECTION 506. APPLICATION OF MONEY COLLECTED.

            Subject to the Inter-Creditor Agreement, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First: To the payment of all amounts due the Trustee under Section 607;

            Second: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest; and

            Third: The balance, if any, to the Company.

            SECTION 507. LIMITATION ON SUITS.

            No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, any Collateral Document or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Collateral Document to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or the Pledge Agreement except in the manner provided in this Indenture or the Pledge Agreement and for the equal and ratable benefit of all the Holders.

            SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

            Notwithstanding any other provision in this Indenture and any Collateral Document, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 309) interest and any Additional Amounts on such Security on the respective due dates expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

            Except as provided in Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511. DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 512. CONTROL BY HOLDERS.

            The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, including, without limitation, powers conferred on it by the Pledge Agreement or the Deed of Trust, provided that

            (a) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, and

            (b) subject to the provisions of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 513. WAIVER OF PAST DEFAULTS.

            The Holders of a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

            (a) in the payment of the principal of (or premium, if any) or interest on any Security, or

            (b)   arising from a Change in Control Triggering Event, or

            (c) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 514. UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

            SECTION 515. WAIVER OF STAY, EXTENSION OR USURY LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            SECTION 516. CHANGE IN CONTROL OFFER.

            (a) The Securities may not be accelerated pursuant to Section 502 following an Event of Default under Section 501(k) and such Event of Default shall be cured if the Company complies with the provisions of this
      Section 516. If the Company elects to cure such Event of Default, within 20 Business Days of the occurrence of an Event of Default under Section 501(k), (i) the Company shall notify the Trustee in writing of the occurrence of the Change in Control Triggering Event and shall make an offer to purchase (the "Change in Control Offer") the Securities at a purchase price equal to 101% of the principal amount thereof plus any accrued and unpaid interest thereon to the Change in Control Purchase Date (as hereinafter defined) (the "Change in Control Purchase Price") on the date that is 40 Business Days after the occurrence of the Change in Control Triggering Event (the "Change in Control Purchase Date"), (ii) the Trustee shall mail a copy of the Change in Control Offer to each Holder and (iii) the Company shall cause a notice of the Change in Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and Canada NewsWire Ltd. service or similar news service in Canada. The Change in Control Offer shall remain open from the time such offer is made until the Change in Control Purchase Date. The Trustee shall be under no obligation to ascertain the occurrence of a Change in Control Triggering Event or to give notice with respect thereto other than as provided above upon receipt of a Change in Control Offer from the Company. The Trustee may conclusively assume, in the absence of receipt of a Change in Control Offer from the Company, that no Change in Control Triggering Event has occurred. The Change in Control Offer shall include a form of Change in Control Purchase Notice to be completed by the Holder and shall state:

                  (1) the events causing a Change in Control Triggering Event and the date such Change in Control Triggering Event is deemed to have occurred;

                  (2) that the Change in Control Offer is being made pursuant to this Section 516(a) and that all Securities properly tendered pursuant to the Change in Control Offer will be accepted for payment;

                  (3) the date by which the Change in Control Purchase Notice pursuant to this Section 516 must be given;

                  (4)   the Change in Control Purchase Date;

                  (5)   the Change in Control Purchase Price;

                  (6) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002;

                  (7) that Securities must be surrendered to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

                  (8) that the Change in Control Purchase Price for any Security as to which a Change in Control Purchase Notice has been duly given and not withdrawn will be paid promptly upon the later of the first Business Day following the Change in Control Purchase Date and the time of surrender of such Security as described in clause
            (7) above;

                  (9) the procedures the Holder must follow to accept the Change in Control Offer; and

                  (10) the procedures for withdrawing a Change in Control Purchase Notice.

            (b) A Holder may accept a Change in Control Offer by delivering to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 a written notice (a "Change in Control Purchase Notice") at any time prior to the close of business on the Change in Control Purchase Date, stating:

                  (1) that such Holder elects to have a Security purchased pursuant to the Change in Control Offer;

                  (2) the principal amount of the Security that the Holder elects to have purchased by the Company, which amount must be U.S.$1,000 or an integral multiple thereof, and the certificate numbers of the Securities to be delivered by such Holder for purchase by the Company; and

                  (3) that such Security shall be purchased on the Change in Control Purchase Date pursuant to the terms and conditions specified in this Indenture.

            The delivery of such Security (together with all necessary endorsements) to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 prior to, on or after the Change in Control Purchase Date shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided that such Change in Control Purchase Price shall be so paid pursuant to this Section 516 only if the Security so delivered to the Paying Agent or to an office or agency referred to in Section 1002 shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

            The Company shall purchase from the Holder thereof, pursuant to this
Section 516, a portion of a Security if the principal amount of such portion is U.S.$1,000 or an integral multiple of U.S.$1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of a portion of such Security.

            Any purchase by the Company contemplated pursuant to the provisions of this Section 516 shall be consummated by the delivery by the Company of the consideration to be received by the Holder promptly upon the later of (a) the first Business Day following the Change in Control Purchase Date and (b) the time of delivery of the Security by the Holder to the Paying Agent or to an office or agency referred to in Section 1002 in the manner required by this
Section 516.

            Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent, at the office of the Paying Agent or an office or agency referred to in Section 1002, the Change in Control Purchase Notice contemplated by this Section 516(b) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent or to an office or agency referred to in Section 1002 in accordance with Section 1109.

            The Paying Agent or the office or agency referred to in Section 1002 shall promptly notify the Company of the receipt by the former of any Change in Control Purchase Notice or written notice of withdrawal thereof.

            (c) The Securities may also not be accelerated pursuant to Section 502 following an Event of Default under Section 501(k) and such Event of Default shall also be cured if a third party makes and consummates a Change in Control Offer in the manner and at the times and otherwise in compliance with this Section 516; provided, however, that any such third party shall be subject to Section 1021 in respect of any amounts paid by such third party hereunder (for this purpose, Section 1021 is modified by replacing "Company" with the name of the third party) and such Event of Default shall be cured only if such third party complies with Section 1021 (as modified) or if the Company satisfies the third party's obligations under such Section.

                                  ARTICLE SIX
                                  THE TRUSTEE

            SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

            (a)   Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;


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
                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            SECTION 602. NOTICE OF DEFAULTS.

            The Trustee shall, within a reasonable time but not exceeding 60 days after the occurrence of any Default, transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default is not an Event of Default and shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders and the Trustee so advises the Company in writing.

            Where notice of the occurrence of any Default is given by the Trustee under the preceding paragraph and the Default is thereafter cured, the Trustee shall, within a reasonable time but not exceeding 60 days after the Trustee becomes aware of the curing of the Default, transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice that the Default is no longer continuing.

            SECTION 603. CERTAIN RIGHTS OF TRUSTEE.

            Except as otherwise provided in Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


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
            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

            The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Pledge Agreement, the Collateral Documents or the Securities or the security created hereunder or thereunder. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


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
            SECTION 605. MAY HOLD SECURITIES.

            The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

            SECTION 606. MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

            SECTION 607. COMPENSATION, REIMBURSEMENT AND INDEMNITY.

            The Company agrees:

            (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim and lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities.

            The Company's payment of indemnity obligations pursuant to this
Section 607 shall survive the discharge of this Indenture and the expiry of any trusts created hereby and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 501(f), (g) or (h), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.


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
            SECTION 608. CONFLICTING INTERESTS.

            The Trustee shall comply with the terms of Trust Indenture Act
Section 310(b).

            SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least U.S.$50,000,000 and have its Corporate Trust Office in The City of New York to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction (at the Company's expense) for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d)   If at any time:

                  (1)   the Trustee shall fail to comply with the provisions of
            Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2)   the Trustee shall cease to be eligible under Section
            609, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or


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
            control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

      then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to Section 514, in the case of clause (1) above, the Holder of any Security who has been a bona fide Holder of a Security for at least six months, and in the case of clauses (2) and (3) above, the Holder of any Security and any other interested party may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and so accepted appointment, the retiring Trustee or the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to the claim and lien provided for in Section 607. Upon request of any such successor Trustee, the


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
Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to the authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

            SECTION 613. TRUSTEE NOT TO BE APPOINTED RECEIVER.

            Neither the Trustee nor any related Person, as defined in the Business Corporations Act (Ontario), to the Trustee, shall be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

            SECTION 614. ACCEPTANCE OF TRUSTS.

            The Trustee hereby accepts the trusts imposed upon it by this Indenture and covenants and agrees to perform the same as herein expressed.

                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

            (a) Upon application to the Trustee in accordance with the Trust Indenture Act, Holders may communicate pursuant to the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities.

            (b) In addition, a Holder may, upon payment to the Trustee of a reasonable fee and subject to compliance with any applicable requirement of the Trust Indenture Act, require the Trustee to furnish within 10 days after receiving the affidavit or statutory declaration referred to below, a list setting out (i) the name and address of every registered Holder,
      (ii) the aggregate principal amount of Securities owned by each registered Holder and (iii) the aggregate principal


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
      amount of Outstanding Securities, each as shown on the records of the Trustee on the day that the affidavit or statutory declaration is delivered to the Trustee. The affidavit or statutory declaration, as the case may be, shall contain (x) the name, address and occupation of the Holder, (y) where the Holder is a corporation, its name and address for service and (z) a statement that the list will not be used except in connection with an effort to influence the voting of the Holders, an offer to acquire Securities, or any other matter relating to the Securities or the affairs of the Company. Where the Holder is a corporation, the affidavit or statutory declaration shall be made by a director or officer of the corporation.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of such list of the names and addresses of the Holders, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under the Trust Indenture Act.

            (d)   The Company shall comply with the terms of Trust Indenture Act
      Section 312(a).

            SECTION 702. REPORTS BY TRUSTEE.

            Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 if required by Trust Indenture Act Section 313(a).

            SECTION 703. REPORTS BY COMPANY.

            The Company shall:

            (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;


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
            (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections
      (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT
       AMALGAMATION, CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            SECTION 801. COMPANY MAY AMALGAMATE, ETC., ONLY ON CERTAIN TERMS.

            The Company shall not amalgamate or consolidate with or merge with or into any other Person or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person by liquidation, winding-up or otherwise (in one transaction or a series of related transactions) unless:

            (a)   either (1) the Company shall be the continuing corporation or
      (2) the Person (if other than the Company) formed by such amalgamation or consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, lease or other disposition the properties and assets of the Company substantially as an entirety (i) shall be a corporation, partnership or trust organized and validly existing under (A) the laws of the United States of America or any State thereof or the District of Columbia or (B) the federal laws of Canada or any Province thereof and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities, this Indenture and, prior to the Release Date, the Collateral Documents;

            (b) immediately after giving effect to such transaction (and treating any Debt which becomes an obligation of the Company or a Subsidiary in connection with or as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

            (c) immediately after giving effect to such transaction (and treating any Debt which becomes an obligation of the Company or a Subsidiary in connection with or as a result of such transaction as having been incurred at the


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
      time of such transaction), the Company (in the case of clause (1) of Subsection (a) above) or such Person (in the case of clause (2) of Subsection (a) above) could incur at least Cdn$1.00 of additional Debt pursuant to Section 1008 hereof (determined in either case on a Consolidated basis); and

            (d) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such amalgamation, consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction (or series of transactions), such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been satisfied.

            Notwithstanding the foregoing, without complying with Subsection 801(c), (i) the Company may amalgamate or consolidate with or merge with or into any Restricted Subsidiary or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Restricted Subsidiary and (ii) the Company may amalgamate or consolidate with or merge with or into a corporation that directly or indirectly owns all the outstanding Capital Stock of the Company (a "Parent Company") or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to a Parent Company if, at the time of such transaction (or series of transactions), such Parent Company and any other Parent Company that is a subsidiary of such Parent Company together have (A) assets that in the aggregate have a fair value (as determined by the Board of Directors, whose good faith determination shall be conclusive) of less than Cdn$1,000,000 (other than Capital Stock or Debt of the Company or any Parent Company that is a subsidiary of such Parent Company) and
(B) an aggregate principal amount of Debt and other liabilities of less than Cdn$1,000,000 (other than Debt and other liabilities of the Company, any Restricted Subsidiary or any Parent Company that is a subsidiary of such Parent Company). For purposes of this Section 801, the term "Debt" shall include Inter-Company Subordinated Debt.

            SECTION 802. SUCCESSOR SUBSTITUTED.

            Upon any amalgamation, consolidation or merger, or any conveyance, transfer, lease or other disposition of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such amalgamation or consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.


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                                  ARTICLE NINE
        SUPPLEMENTS AND AMENDMENTS TO INDENTURE AND COLLATERAL DOCUMENTS

            SECTION 901. SUPPLEMENTAL INDENTURES AND AMENDMENTS WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or one or more amendments to the Collateral Documents, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities or the Collateral Documents, as the case may be;

            (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein or in the Securities or the Collateral Documents conferred upon the Company;

            (c) to cure any ambiguity, to correct or supplement any provision herein or in any Collateral Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Indenture or under any Collateral Document; provided that, in each case, such provisions shall not adversely affect the interests of the Holders in any material respect;

            (d)   to issue Additional Securities as provided in Section 301;

            (e)   to further secure the Securities; or

            (f) to make any other change that does not adversely affect the rights of any Holder.

            SECTION 902. ACTIONS BY THE TRUSTEE UNDER THE DEED OF TRUST AND CERTAIN AMENDMENTS TO THE INTER-CREDITOR AGREEMENT WITHOUT CONSENT OF HOLDERS

            (a) In the event that (i) an Event of Default shall have occurred and the Trustee shall have demanded payment of the Trust Bond pursuant to
      Section 6.01 of the Deed of Trust, and (ii) thereafter all existing Events of Default shall have been waived, rescinded, cured or annulled in accordance with the provisions of Article Five and the Company shall have furnished to the Trustee an Officers' Certificate to the foregoing effect and requesting that the Trustee waive its demand for payment of the Trust Bond, then the Trustee shall, without the consent of any Holders, waive such demand pursuant to Section 6.08 of the Deed of Trust.


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
            (b) In the event that the Trustee shall receive an Officers' Certificate (i) to the effect that the Company proposes to issue specified additional Debt to be secured by the pledge of a new Deed of Trust Bond having the same priority under the Deed of Trust and the Inter-Creditor Agreement with respect to the collateral under the Deed of Trust as the Trust Bond and that the issuance of such new secured Debt is in compliance with the terms of this Indenture and with the terms of (including all waivers and consents granted pursuant to) all other agreements and instruments pursuant to which any other existing Debt secured by Deed of Trust Bonds has been issued, and (ii) requesting that the Trustee execute a Bondholders' Resolution (as defined in the Deed of Trust) authorizing the issuance, certification and delivery of such additional Deed of Trust Bond (or cast its votes in favor of such request in person or by proxy at a meeting of Senior Secured Bondholders held for such purpose), then the Trustee shall, without consent of any Holder, execute such Bondholders' Resolution (or so cast its votes in person or by proxy).

            (c) In the event that the Trustee shall receive an Officers' Certificate (i) to the effect that the Company proposes to issue specified additional Debt to be secured by the pledge of a new Deed of Trust Bond, that such new Debt will rank prior to or pari passu with the Tranche A Credit Facility and that the issuance of such new secured Debt is in compliance with the terms of this Indenture (including Section 1012(vi)) and with the terms of (including all waivers and consents granted pursuant to) all other agreements and instruments pursuant to which any other existing Debt secured by Deed of Trust Bonds has been issued, and (ii) requesting the Trustee to execute a Bondholders' Resolution (as defined in the Deed of Trust) authorizing the issuance, certification and delivery of such additional Deed of Trust Bond (or cast its votes in favor of such request in person or by proxy at a meeting of Senior Secured Bondholders held for such purposes) and requesting the Trustee to execute an amendment, supplement, replacement or restatement to the Inter-Creditor Agreement to effectuate the relative ranking of such new Debt, then the Trustee, without consent of any Holder, shall execute such Bondholders' Resolution (or so cast its votes in person or by proxy) and shall execute such amendment, supplement, replacement or restatement to the Inter-Creditor Agreement.

            (d) In the event that the Trustee shall receive an Officers' Certificate (i) to the effect that the Board of Directors proposes to designate a Designated Subsidiary under the Deed of Trust as an Unrestricted Subsidiary (as defined in the Deed of Trust), that pursuant to the Deed of Trust such designation may only be effected when authorized by a Unanimous Bondholders' Resolution (as defined in the Deed of Trust) and that either (x) such change in designation is in compliance with the terms of clause (i) of Section 1015(a) of this Indenture and with the terms of (including all waivers and consents granted pursuant to) all other agreements and instruments pursuant to which any other existing Debt secured by Deed of Trust Bonds has been issued or (y) such designation is being made in connection with a sale, conveyance, transfer or other disposition of all the Capital Stock of such Designated Subsidiary pursuant to Section 1016 of this


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
      Indenture and that such designation is in compliance with the terms of (including all waivers and consents granted pursuant to) all other agreements and instruments pursuant to which any other existing Debt secured by Deed of Trust Bonds has been issued, and (ii) requesting that the Trustee execute a Unanimous Bondholders' Resolution authorizing such change in designation (or cast its votes in favor of such request in person or by proxy at a meeting of Senior Secured Bondholders held for such purpose), then the Trustee shall, without consent of any Holder, execute such Unanimous Bondholders' Resolution (or so cast its votes in person or by proxy).

            (e) In the event that the Trustee shall receive an Officer's Certificate (i) to the effect that the Company proposes to take an action under the Deed of Trust (other than any action referred to in clause (a), (b), (c) or (d) above) and (ii) requesting that the Trustee execute a Bondholders' Resolution or acceptance or take such other action authorizing the specified action (or cast its vote in favor of such request in person or by proxy at a meeting of Senior Secured Bondholders held for such purposes), then the Trustee shall, without consent of any Holder, execute such Bondholders' Resolution or acceptance or take such other action (or so cast its votes in person or by proxy); provided that such action shall neither adversely affect the rights of any Holder nor the rights of the Trustee as the holder of the Trust Bond or the interest thereof as a secured creditor under the Deed of Trust and the Trustee shall have received an Opinion of Counsel in Canada, and, if the Trustee so requires, an Opinion of Counsel in the United States, to such effect.

            (f) In the event that the Trustee shall be required to execute a Unanimous Bondholders' Resolution under the terms of the Inter-Creditor Agreement in order to give effect to the priority created thereby, then the Trustee shall, without consent of any Holder, execute such Unanimous Bondholders' Resolution in accordance with the terms of the Inter-Creditor Agreement (or so cast its votes in person or by proxy).

            SECTION 903. SUPPLEMENTAL INDENTURES AND CERTAIN AMENDMENTS WITH CONSENT OF HOLDERS.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto or one or more amendments or supplements to the Pledge Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of waiving or modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

            (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of


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
      interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

            (b) reduce the amount of, or change the coin or currency of, or impair the right to institute suit for the enforcement of, the Change in Control Purchase Price or the Offered Price; or

            (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

            (d) modify any of the provisions of this Section or Sections 513 and 1024, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

            (e) permit the creation of any Lien on the Trust Estate or any part thereof (other than the Lien of the Pledge Agreement) or terminate the Lien of the Pledge Agreement as to any part of the Trust Estate.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 904. AMENDMENTS TO COLLATERAL DOCUMENTS.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders delivered to the Company and the Trustee, the Trustee may authorize one or more amendments or supplements to any Collateral Document (other than the Pledge Agreement), grant one or more consents or waivers thereunder, or execute one or more instructions or other documents pursuant thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of waiving or modifying in any manner the rights or obligations of the parties thereunder or taking any actions pursuant thereto; provided, however, that no such amendment, supplement, consent, waiver or instruction or other document shall, without the consent of the Holder of each Outstanding Security affected thereby:

            (a) modify any of the provisions of the Deed of Trust referred to in Section 9.09 thereof; or

            (b) modify any of the provisions of the Inter-Creditor Agreement (except as provided in Section 902(c) hereof); or


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
            (c) except as permitted hereby and by the Deed of Trust, permit the creation of any Lien ranking prior to or on a parity with the Lien securing the Trust Bond or any guarantee thereof or terminate the Lien securing the Trust Bond or any guarantee thereof as to any part of the Deed of Trust Collateral.

            SECTION 905. EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to the Trust Indenture Act and Section 603 hereof) shall be fully protected in acting and relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 906. EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 907. CONFORMITY WITH THE TRUST INDENTURE ACT.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 908. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and, upon Company Order, authenticated and delivered by the Trustee in exchange for Outstanding Securities.

            SECTION 909. EXECUTION OF SUBORDINATION AGREEMENTS.

            In the event that the Trustee receives an Officers' Certificate (i) to the effect that the Company or a Restricted Subsidiary proposes to issue Debt subordinated in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, as the case may be, and that the issuance of such new subordinated Debt is in compliance with the terms of this Indenture and (ii) requesting that the Trustee execute a subordination agreement (or instrument of like effect) with the holders of such subordinated Debt or their representative, then, upon Company Order, the Trustee shall,


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
without the consent of any Holder, execute such subordination agreement (or instrument of like effect).

                                  ARTICLE TEN
                                   COVENANTS

            SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

            The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

            SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

            The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

            SECTION 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum in same day funds (or New


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
York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

            (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

            SECTION 1004. CORPORATE EXISTENCE.

            Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and corporate power and authority of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such corporate existence


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
and corporate power and authority if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole.

            SECTION 1005. PAYMENT OF TAXES AND OTHER CLAIMS.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any Restricted Subsidiary that could produce a material adverse effect on the Consolidated financial condition of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            SECTION 1006. MAINTENANCE OF PROPERTIES.

            The Company will cause all properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except, in every case, as and to the extent that the Company may be prevented by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of the Company; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

            SECTION 1007. INSURANCE.

            The Company will, and will cause each Restricted Subsidiary to, at all times maintain insurance in accordance with the provisions of the Deed of Trust.

            SECTION 1008. LIMITATION ON DEBT.

            The Company will not, and will not permit any Restricted Subsidiary to, create, incur or assume, or directly or indirectly guarantee or in any other manner become directly or indirectly liable for the payment of, any Debt (including Acquired Debt), other than Permitted Debt, if, on the date of such incurrence and after giving effect to the incurrence of such Debt or Acquired Debt and the receipt and application of the proceeds


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
thereof (and, if the proceeds of such new Debt are used to acquire a Person that becomes a Restricted Subsidiary or an operating business, after giving effect to all terms of such acquisition, including all reorganizations of indebtedness effected prior to or at the time of completion of such acquisition), the Consolidated Debt to Annualized Operating Cash Flow Ratio would be greater than
7.0 to 1.0.

            For purposes of this Section 1008, the transfer of Debt of the Company or a Restricted Subsidiary held by the Company or a Restricted Subsidiary to any Person (other than the Company or a Restricted Subsidiary) shall be deemed to be an incurrence of Debt.

            For purposes of this Section 1008, the term "Debt" shall include Inter-Company Subordinated Debt.

            SECTION 1009. LIMITATION ON SENIOR DEBT.

            The Company will not, and will not permit any Restricted Subsidiary to, create, incur or assume, or directly or indirectly guarantee or in any other manner become directly or indirectly liable for the payment of, any Senior Debt (including Acquired Debt constituting Senior Debt), other than Permitted Debt, if, on the date of such incurrence and after giving effect to the incurrence of such Senior Debt or Acquired Debt constituting Senior Debt and the receipt and application of the proceeds thereof (and, if the proceeds of such new Senior Debt are used to acquire a Person that becomes a Restricted Subsidiary or an operating business, after giving effect to all terms of such acquisition, including all reorganizations of indebtedness effected prior to or at the time of completion of such acquisition), the Consolidated Senior Debt to Annualized Operating Cash Flow Ratio would be greater than 6.0 to 1.0.

            For purposes of this Section 1009, the transfer of Senior Debt of the Company or a Restricted Subsidiary held by the Company or a Restricted Subsidiary to any Person (other than the Company or a Restricted Subsidiary) shall be deemed to be an incurrence of Senior Debt.

            SECTION 1010. LIMITATION ON RESTRICTED PAYMENTS.

            The Company will not:

            (i) declare or pay any dividend on, or make any distribution to the holders of, any shares of the Company's Capital Stock (other than dividends or distributions payable in its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase its Capital Stock (other than Disqualified Stock)), or permit any Restricted Subsidiary to declare or pay any dividend on, or make any distribution to the holders of, any shares of such Restricted Subsidiary's Capital Stock, or

            (ii) directly or indirectly purchase, redeem or otherwise acquire or retire for value, or permit any Subsidiary to, directly or indirectly, purchase, redeem or otherwise acquire or retire for value, any Capital Stock of the Company


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
      or any Restricted Subsidiary (including options, warrants or other rights to acquire such Capital Stock), or

            (iii) pay, or permit any Subsidiary to pay, any interest, principal, penalty or other amount in respect of any Inter-Company Deeply Subordinated Debt or Excluded Securities of the Company or any Restricted Subsidiary (other than any such payment made in additional Inter-Company Deeply Subordinated Debt, Excluded Securities or Excluded Assets), or

            (iv) redeem, repurchase, defease or otherwise acquire or retire for value, or permit any Subsidiary to, directly or indirectly, redeem, repurchase, defease or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Debt of the Company or any Restricted Subsidiary that is subordinated (whether pursuant to its terms or by operation of law) in right of payment to the Securities or the senior indebtedness of such Restricted Subsidiary, as the case may be, or

            (v) pay or permit any Restricted Subsidiary to pay any amount of Management Fees (including Deferred Management Fees) designated as a Restricted Payment

(each of the foregoing actions set forth in clauses (i) through (v), other than any such action that is a Permitted Distribution, being referred to as a "Restricted Payment") unless:

            (a) at the time of such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, or shall occur as a consequence of such Restricted Payment,

            (b) after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments made after the date of this Indenture shall not exceed the sum (without duplication) of:

                  (1)   Cdn$200,000,000, plus

                  (2) if greater than zero, the amount determined by subtracting (x) 1.2 times the aggregate interest expense (excluding interest on Inter-Company Deeply Subordinated Debt) of the Company and its Restricted Subsidiaries (determined on a Consolidated basis in accordance with GAAP) for the period (taken as one accounting period) from October 1, 1995 to the last day of the fiscal quarter preceding the date of the proposed Restricted Payment (the "Computation Period") from (y) Operating Cash Flow for the Computation Period, plus

                  (3) the aggregate net proceeds, including the fair market value of property other than cash (as determined by the Board of Directors, whose good faith determination shall be conclusive), received by the Company from the issuance and sale (other than to a Restricted


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
            Subsidiary) on or after the date of this Indenture of shares of its Capital Stock (other than Disqualified Stock), of any options, warrants or other rights to purchase its Capital Stock (other than Disqualified Stock) or of Inter-Company Deeply Subordinated Debt of the Company, plus

                  (4) the aggregate net proceeds received by the Company from the issuance or sale (other than to a Restricted Subsidiary) on or after the date of this Indenture of any Capital Stock (other than Disqualified Stock) of the Company or of Inter-Company Deeply Subordinated Debt of the Company upon the conversion of, or exchange for, Debt of the Company or a Restricted Subsidiary or from the exercise after the date of this Indenture of any options, warrants or other rights to acquire Capital Stock (other than Disqualified Stock) of the Company; and

            (c) after giving effect to such Restricted Payment, the Company could have incurred at least Cdn$1.00 of additional Debt in accordance with the provisions of Section 1008.

For purposes of subclause (4) above, the net proceeds received by the Company from any such issuance or sale of its Capital Stock (other than Disqualified Stock) or Inter-Company Deeply Subordinated Debt of the Company upon the conversion of, or exchange for, Debt of the Company or any Restricted Subsidiary shall be deemed to be in an amount equal to (A) the sum of (i) the accreted value of such Debt on the date of such conversion or exchange and (ii) the additional cash consideration, if any, received by the Company upon such conversion or exchange, less any payment on account of fractional shares minus
(B) all expenses incurred in connection with such issuance or sale.

            For purposes of this Section 1010, if a particular Restricted Payment involves a non-cash payment, including a distribution of assets, then such Restricted Payment shall be deemed to be in an amount equal to the cash portion of such Restricted Payment, if any, plus an amount equal to the fair market value of the non-cash portion of such Restricted Payment as determined by the Board of Directors, whose good faith determination shall be conclusive.

            Notwithstanding the foregoing, and so long as no Default or Event of Default shall have occurred and be continuing, the Company may (1) make any Permitted Distribution, and a Permitted Distribution shall not thereafter be counted as a Restricted Payment and (2) make any Permitted Restricted Payment; provided, however, that such Permitted Restricted Payment shall thereafter be counted as a Restricted Payment.

            For the purposes of this Section 1010, if the Company or any Restricted Subsidiary ceases to be the obligor under any Inter-Company Deeply Subordinated Debt or any Excluded Security (other than any Excluded Security constituting Common Stock) and a Person other than the Company or a Restricted Subsidiary becomes the obligor thereunder (or the issuer of any Excluded Security constituting Preferred Stock), the Company or such Restricted Subsidiary shall be deemed to have made a Restricted Payment in an amount equal to the accreted value of such Inter-Company Deeply


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
Subordinated Debt or Excluded Security constituting indebtedness (or the redemption price of any Excluded Security constituting Preferred Stock) at the time of the assumption thereof by such other Person.

            SECTION 1011. LIMITATION ON INVESTMENTS.

            The Company will not, and will not permit any Restricted Subsidiary to, make any Investment (other than a Permitted Investment) unless, immediately before and after giving effect thereto:

            (a) no Default or Event of Default shall have occurred and be continuing; and

            (b) the Company could have incurred at least Cdn$1.00 of additional Debt in accordance with the provisions of Section 1008.

            SECTION 1012. LIMITATION ON LIENS.

            Prior to the Release Date, the Company will not, and will not permit any Restricted Subsidiary to, create, affirm, incur, or suffer to exist any Lien of any kind upon any of its property or assets, now owned or hereafter acquired, other than:

            (i)   Liens on Excluded Assets;

            (ii) Liens securing Debt under Capital Lease Obligations and/or Purchase Money Obligations not exceeding at any time an aggregate amount equal to 10% of the Company's Consolidated Tangible Assets; provided that no assets or property of the Company or any Restricted Subsidiary (other than the property acquired in connection with such Capital Lease Obligation or Purchase Money Obligation) are subject to any Lien securing such Debt;

            (iii) Liens securing Debt of a Person outstanding on the date such Person becomes a Restricted Subsidiary, provided that such Liens (A) were not incurred in contemplation of such Person becoming a Restricted Subsidiary and (B) are not applicable to the Company or any other Restricted Subsidiary, or the properties or assets of the Company or any other Restricted Subsidiary;

            (iv) Liens on property or assets acquired by the Company or any Restricted Subsidiary from another Person which are existing at the time of such acquisition, provided that such Liens (1) were not incurred in contemplation of the acquisition of such property or assets and (2) are applicable only to such property or assets;

            (v) Liens on the property and assets of the Company or any Restricted Subsidiary provided or granted to the Deed Trustee pursuant to the Deed of Trust, including, for greater certainty, Liens securing Debt (and other related obligations) under any bank credit facility, provided that (1) such Debt was incurred in compliance with the provisions of this Indenture, (2) such Liens are


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
      limited to a pledge of Deed of Trust Bonds and (3) the aggregate amount of Debt committed under any Tranche A Credit Facility plus the aggregate amount of all outstanding or committed Tranche A-Type Debt (collectively "Superior Debt") does not exceed Cdn$600,000,000;

            (vi) Liens securing Debt (and other related obligations) if (A) such Debt was incurred in compliance with the provisions of this Indenture, (B) such Liens are limited to a pledge of a Deed of Trust Bond and (C) if such Debt is Tranche A-Type Debt then immediately prior thereto, and immediately thereafter and after giving effect thereto, (x) no Default or Event of Default shall exist, (y) the aggregate amount of Superior Debt does not exceed Cdn$600,000,000 and (z) the ratio of Superior Debt to the Company's Annualized Operating Cash Flow for the most recently completed fiscal quarter of the Company does not exceed 3.0 to 1;

            (vii) pledges or deposits under worker's compensation laws, unemployment insurance laws or similar legislation or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt) or leases or deposits of cash or bonds or other direct obligations of the United States, Canada or any Canadian province to secure surety or appeal bonds or deposits as security for contested taxes or import duties or for the payment of rents;

            (viii) Liens imposed by law, such as carriers, warehousemen's, and mechanics' liens or other liens arising out of judgments or awards with respect to which an appeal or other proceeding for review is being prosecuted (and as to which any foreclosure or other enforcement proceeding shall have been effectively stayed);

            (ix) Liens for property taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings (and as to which foreclosure or other enforcement proceedings shall have been effectively stayed);

            (x) Liens in favor of issuers of surety bonds issued in the ordinary course of business;

            (xi) minor survey exceptions, minor encumbrances, easements or reservations of or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of the Person incurring them or the ownership of its properties which were not incurred in connection with Debt or other extensions of credit and which do not in the aggregate materially detract from the value of such properties or materially impair their use in the operation of the business of such Person;

            (xii) Liens in favor of Bell Canada under any partial system agreement or related agreement providing for the construction and installation by Bell


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
      Canada of cables, attachments, connectors, support structures, closures and other equipment in accordance with the plans and specifications of the Company or any Restricted Subsidiary and the lease by Bell Canada of such equipment to the Company or any Restricted Subsidiary in accordance with tariffs published by Bell Canada from time to time as approved by regulatory authorities, the absence of which would materially and adversely affect the Company and its Restricted Subsidiaries considered as a whole;

            (xiii) any other Lien existing on the date of this Indenture; and

            (xiv) Liens, other than Liens incurred pursuant to the foregoing clauses (i) to (xiii), securing or otherwise in respect of up to Cdn$20.0 million aggregate amount of obligations of the Company or any Restricted Subsidiary at any time outstanding.

            SECTION 1013. LIMITATION ON MANAGEMENT FEES.

            The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, make any payment in respect of Management Fees (including Deferred Management Fees but excluding Management Fees treated as Restricted Payments in compliance with Section 1010) unless, immediately before and after giving effect thereto:

            (a) no Default or Event of Default shall have occurred and be continuing;

            (b) the Company could have incurred at least Cdn$1.00 of additional Debt in accordance with the provisions of Section 1008; and

            (c) the sum of the amount of such payment and the amount of all other payments made in respect of Management Fees (including Deferred Management Fees) on or after October 1, 1995 would not exceed an amount equal to 5% of Consolidated Gross Revenues for the period (taken as one accounting period) from October 1, 1995 to the date of such proposed payment.

            For the purpose of this Section 1013, "Consolidated Gross Revenues" means the gross revenues of the Company and its Restricted Subsidiaries determined on a Consolidated basis in accordance with GAAP; provided that (i) any portion of gross revenues derived directly or indirectly from Excluded Assets or from Unrestricted Subsidiaries, including dividends or distributions from Unrestricted Subsidiaries, shall be excluded from such calculation and (ii) any portion of gross revenues derived directly or indirectly from a Person (other than a Subsidiary) accounted for by the equity method of accounting shall be included in such calculation only to the extent of the amount of dividends or distributions actually paid to the Company or a Restricted Subsidiary by such Person.


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            SECTION 1014. TRANSACTIONS WITH AFFILIATES.

            The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) or series of related transactions with any Affiliate of the Company on terms that are less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which might be obtained at the time of such transaction or series of related transactions from a Person who is not such an Affiliate; provided, however, that this Section 1014 shall not limit, or be applicable to, (i) any transaction or series of related transactions between the Company and any Restricted Subsidiary or between Restricted Subsidiaries, (ii) any transaction or series of related transactions involving an aggregate consideration of less than Cdn$5,000,000, (iii) any Permitted Distribution or Permitted Restricted Payment, (iv) any payment in respect of Management Fees made in compliance with Section 1013 hereof or (v) certain existing inter-company agreements and cost sharing arrangements listed in an Officers' Certificate to be delivered by the Company to the Trustee concurrently with the execution of this Indenture. In addition, any transaction or series of related transactions between the Company or any Restricted Subsidiary and any Affiliate of the Company involving an aggregate consideration of Cdn$10,000,000 or more must be approved by the Board of Directors. For purposes of this Section 1014, any transaction or series of related transactions between the Company or any Restricted Subsidiary and an Affiliate of the Company that is approved by a majority of the Independent Directors shall be deemed to be on terms as favorable as those that might be obtained at the time of such transaction (or series of related transactions) from a Person who is not such an Affiliate and thus shall be permitted under this Section 1014.

            SECTION 1015. RESTRICTED SUBSIDIARIES.

            (a) The Board of Directors may designate any Restricted Subsidiary or any Person that is to become a Subsidiary as an Unrestricted Subsidiary if (i) such action is in compliance with Section 1011 of this Indenture and (ii) prior to the Release Date, such Restricted Subsidiary becomes an Unrestricted Subsidiary (as defined in the Deed of Trust) under the Deed of Trust.

            (b) The Board of Directors may not designate (1) any Unrestricted Subsidiary as a Restricted Subsidiary or (2) prior to the Release Date, any Person that is to become a Subsidiary as a Restricted Subsidiary, unless:

                (A) such Unrestricted Subsidiary or such Person is incorporated or organized in Canada or a Province or territory thereof, or in the United States or any State thereof or the District of Columbia;

                (B) immediately before and after giving effect to such
            designation, no Default or Event of Default shall have occurred and be continuing;

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

                (C) immediately after giving effect to such designation on a pro forma basis (and if such designation is made in connection with the acquisition of a Person or an operating business that is about to become a Subsidiary, after giving effect to all terms of such acquisition, including all reorganizations of indebtedness effected prior to or at the time of the completion of such acquisition), the Company could have incurred at least Cdn$1.00 of additional Debt in accordance with the provisions of Section 1008 of this Indenture; and

                (D) prior to the Release Date, such Unrestricted Subsidiary or such Person becomes a "Designated Subsidiary" under the Deed of Trust.

            SECTION 1016. DISPOSITION OF PROCEEDS OF ASSET SALE.

            (a) The Company will not, and will not permit any Restricted Subsidiary to, engage in any Asset Sale if the Net Cash Proceeds of such Asset Sale, together with the Net Cash Proceeds of any other Asset Sales that have occurred since the date of this Indenture, exceed 15% of the book value (determined in accordance with GAAP) of the total Consolidated assets of the Company as of the end of the Company's fiscal quarter next preceding such Asset Sale (all Net Cash Proceeds other than Net Cash Proceeds in an aggregate amount up to such 15% amount being referred to as "Covered Net Cash Proceeds"), unless:

            (i) such Asset Sale is for not less than the fair market value of the assets sold (as determined by the Board of Directors);

            (ii) at least 75% of the proceeds from such Asset Sale consist of cash or cash equivalents;

            (iii) immediately before and after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred or be continuing; and

            (iv) the Company could have incurred at least Cdn$1.00 of additional Debt in accordance with the provisions of Section 1008.

            (b) Within 12 months of any Asset Sale, the Company may (i) use the Covered Net Cash Proceeds of such Asset Sale, or a portion thereof, as working capital in the ordinary course of business or (ii) invest, or enter into a legally binding agreement to invest, such Covered Net Cash Proceeds, or a portion thereof, in properties and assets to replace the properties and assets that were the subject of the Asset Sale or in properties and assets that (as determined by the Board of Directors, whose good faith determination shall be conclusive and evidenced by a Board Resolution) will be used in businesses of the Company and its Restricted Subsidiaries existing on the date of this Indenture or in businesses reasonably related thereto. If any such legally binding agreement to invest any Covered Net Cash Proceeds is terminated, then the Company may invest such

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
    Covered Net Cash Proceeds, prior to the end of such 12-month period or within 60 days from such termination, whichever is later, in the business of the Company and its Restricted Subsidiaries as provided in clauses (i) and
    (ii) of the preceding sentence. The amount of such Covered Net Cash Proceeds not applied, used or invested as set forth in the foregoing two sentences multiplied by the Security Factor constitutes "Excess Proceeds". The "Security Factor" is a fraction, the numerator of which is the aggregate principal amount of Securities outstanding on the date of such Asset Sale and the denominator of which is (i) prior to the Release Date, the aggregate principal amount of Debt of the Company, including the Securities, that is outstanding on the date of such Asset Sale and that is secured by a pledge of Deed of Trust Bonds and (ii) on or after the Release Date, the sum of (A) the aggregate principal amount of Securities outstanding on the date of such Asset Sale and (B) the aggregate principal amount of other Debt of the Company that is pari passu with the Securities, to the extent the terms of such Debt require the Company to make an offer to purchase such Debt upon the occurrence of such Asset Sale.

            For the purposes of the preceding paragraph, the assumption of Senior Debt of the Company or any Restricted Subsidiary and the release of the Company and the Restricted Subsidiaries from all liability on such Senior Debt in connection with such Asset Sale shall be deemed to constitute cash in an amount equal to the principal amount outstanding or accreted value of such Senior Debt.

            (c) When the aggregate amount of Excess Proceeds equals Cdn$10,000,000 or more, the Company shall make an offer to purchase (an "Offer") from all Holders of the Securities, in accordance with the procedures set forth in this Section 1016, the maximum principal amount (expressed as a multiple of U.S.$1,000) of Securities that may be purchased using such amount of Excess Proceeds (subject to proration in the event that such amount is less than the aggregate Offered Price of all Securities tendered). The offer price (the "Offered Price") shall be payable in cash in an amount equal to 100% of the principal amount of each Security plus accrued and unpaid interest, if any, to the date of purchase. To the extent that the aggregate Offered Price of all Securities tendered pursuant to an Offer is less than the Excess Proceeds relating thereto (such shortfall constituting a "Deficiency"), the Company may use such Deficiency for general corporate purposes. Upon the completion of the purchase of all Securities tendered pursuant to an Offer, the amount of Excess Proceeds shall be reset at zero; provided that the amount of 25% Excess Proceeds (as defined below) shall constitute Excess Proceeds for purposes of the first Offer that is made after the fifth anniversary of the date of the original issuance of the Securities (the "Fifth Anniversary").

            (d) Notwithstanding any provision of this Section 1016, in no event shall the Company be required on or prior to the Fifth Anniversary under this Section 1016 to use Excess Proceeds to purchase Securities that, together with amounts used or required to be used to retire Securities pursuant to Section 1018, would result in the purchase of Securities with an aggregate principal amount in

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
    excess of 25% of the original aggregate principal amount of the Securities. If the aggregate Excess Proceeds (disregarding any resetting to zero pursuant to Subsection (c) hereof) resulting from Asset Sales occurring on or prior to the Fifth Anniversary, plus any amounts used, or required to be used, to retire Securities pursuant to Section 1018, less any Deficiencies resulting from any Offers made by the Company on or prior to such date, exceeds 25% of the original aggregate principal amount of the Securities (such excess being the "25% Excess Proceeds"), then the Company shall make an Offer at the Offered Price in accordance with Subsection (b) above (i) promptly after the Fifth Anniversary, in the event the amount of the 25% Excess Proceeds exceeds Cdn$10,000,000 or (ii) at such time as the amount of the 25% Excess Proceeds together with the Excess Proceeds received after the Fifth Anniversary exceeds Cdn$10,000,000, in the event the amount of the 25% Excess Proceeds is less than Cdn$10,000,000.

            (e) Within 20 Business Days after the date on which the aggregate amount of Excess Proceeds exceeds Cdn$10,000,000, the Company shall send by first-class mail, postage prepaid, to each Holder of the Securities, at its address appearing in the Security Register, and to the Trustee a notice stating:

            (i) that the Holder has the right to require the Company to repurchase such Holder's Securities at the Offered Price, subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered;

            (ii) the date of purchase of Securities pursuant to the Offer (the "Offer Date"), which shall be no earlier than 20 days nor later than 40 days from the date such notice is mailed; and

            (iii) the instructions a Holder must follow in order to have his Securities purchased in accordance with paragraph (c) of this Section.

            (f) Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the notice at least five Business Days prior to the Offer Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Offer Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which its election is to be withdrawn and a statement that such Holder is withdrawing its election to have such Securities purchased. If the aggregate principal amount of Securities surrendered by Holders exceeds the amount of Excess Proceeds that are required to be used to purchase Securities, the Company shall select the Securities to be purchased on a pro rata basis, with such adjustments as may be deemed appropriate by the Company, so that only Securities in denominations of U.S.$1,000, or integral multiples thereof, shall be purchased. Holders of Securities whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

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

            (g) If and for as long as the Company shall be prohibited from purchasing any Security from a Holder in an Offer because of provisions of applicable law, the Company need not make such Offer with respect to such Security. If such prohibition shall continue for a period of 180 days after such Offer should have been commenced in accordance with Section 1016(e), the Company shall then be obligated to utilize the Excess Proceeds in the business of the Company and its Restricted Subsidiaries.

            (h) Whenever Excess Proceeds (other than 25% Excess Proceeds) received by the Company exceed Cdn$20,000,000, such Excess Proceeds shall, prior to the purchase of Securities, be set aside by the Company in a separate account pending (i) deposit with the Depositary of the amount required to repay the Securities tendered in an Offer or (ii) delivery by the Company of the Offered Price to the Holders of the Securities tendered in an Offer. Such Excess Proceeds may be invested in Temporary Cash Investments the maturity date of which is not later than the Offer Date. The Company shall be entitled to any interest or dividends accrued, earned or paid on such Temporary Cash Investments. Such Excess Proceeds, or any portion thereof, need not be set aside in a separate account but may instead be used to repay Debt if (i) the Trustee shall have received a Board Resolution to the effect that, based on cash and cash equivalents on hand and existing revolving credit facilities, the Board of Directors believes that there is no reasonable circumstance under which the Company will not have access to sufficient funds in order to consummate the Offer and (ii) such repayment of Debt complies with all other conditions of this Indenture.

            (i) Upon any sale, conveyance, transfer or other disposition to any Person that is not an Affiliate of the Company of all of the Capital Stock of a Restricted Subsidiary held by the Company or another Restricted Subsidiary, such Restricted Subsidiary shall cease to be a Restricted Subsidiary, provided that (A) such Restricted Subsidiary is or becomes an Unrestricted Subsidiary (as defined in the Deed of Trust) under the Deed of Trust, and (B) immediately before and after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred and be continuing under this Indenture as evidenced by the delivery by the Company to the Trustee of an Officers' Certificate to such effect.

            SECTION 1017. LIMITATION ON SECURED DEBT.

            On or after the Release Date, the Company will not, and the Company will not permit any of its Restricted Subsidiaries to, create, assume, incur or guarantee any Secured Debt unless and for so long as the Company secures the Securities equally and ratably with (or prior to) such Secured Debt. However, the Company may incur Secured Debt without securing the Securities if, immediately after incurring the Secured Debt, the aggregate amount of all Secured Debt plus the aggregate amount of Attributable Debt then outstanding pursuant to Sale and Leaseback Transactions would not exceed 15% of the Company's Consolidated Net Tangible Assets. The aggregate amount of all Secured Debt in the preceding sentence excludes Secured Debt which is secured equally and

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ratably with the Securities and Secured Debt that is being repaid concurrently. Any Lien which is granted to secure the Securities under this
Section 1017 shall be discharged at the same time as the discharge of the Lien securing the Secured Debt that gave rise to the obligation to secure the Securities under this Section 1017.

            SECTION 1018.     LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

            On or after the Release Date, the Company will not permit, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction, unless either (a) immediately thereafter, the sum of (1) the Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction and all other Sale and Leaseback Transactions entered into by the Company or a Restricted Subsidiary on or after the Release Date (or, in the case of a Restricted Subsidiary, the date on which it became a Restricted Subsidiary, if on or after the Release Date) and (2) the aggregate amount of all Secured Debt, excluding Secured Debt which is secured equally and ratably with the Securities, would not exceed 15% of the Company's Consolidated Net Tangible Assets, or (b) an amount equal to the greater of the net proceeds to the Company or a Restricted Subsidiary from such sale and the Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction is used within 180 days to retire Debt of the Company or a Restricted Subsidiary, provided that such retirement of Debt complies with all other conditions of this Indenture and, provided further that in no event shall the Company be required on or prior to the Fifth Anniversary to retire Securities pursuant to this Section 1018 that, together with Securities that have been or are required to be repaid pursuant to Section 1016, have an aggregate principal amount in excess of 25% of the original aggregate principal amount of the Securities, and provided further that, promptly after the Fifth Anniversary, the Company will retire any Securities that would have been retired under this Section 1018 but for the foregoing proviso. However, Debt which is subordinate to the Securities or which is owed to the Company or a Restricted Subsidiary may not be retired.

            SECTION 1019. LIMITATION ON RESTRICTED SUBSIDIARY DEBT.

            On or after the Release Date, the Company will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Debt (other than Debt to the extent that the Securities are secured equally and ratably with (or prior to) such Debt), unless (1) the obligations of the Company under the Securities are guaranteed (which guarantee may be on an unsecured basis) by such Restricted Subsidiary such that the claim of the Trustee on behalf of the Holders of the Securities under such guarantee ranks prior to or pari passu with such Debt or (2) after giving effect to the incurrence of such Debt and the application of the proceeds therefrom, the sum of (without duplication) (x) the aggregate principal amount of Debt (other than Exempted Secured Debt) of all Restricted Subsidiaries, (y) the then outstanding principal amount of Secured Debt of the Company (not on a Consolidated basis) and (z) Attributable Debt relating to then outstanding Sale and Leaseback Transactions, would not exceed 15% of Consolidated Net Tangible Assets of the Company; provided, however, that this restriction will not apply to, and there will be excluded from, any calculation hereunder, (A) Debt owing by a Restricted Subsidiary to the Company or to another Restricted


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Subsidiary and (B) Debt secured by Liens that would otherwise be permitted under clauses (i) and (vii) to (xiii) of Section 1012, provided, further, that this restriction will not prohibit the incurrence of Debt in connection with any extension, renewal or replacement (including successive extensions, renewals or replacements), in whole or in part, of any Debt of the Restricted Subsidiaries (provided that the principal amount of such Debt immediately prior to such extension, renewal or replacement is not increased).

            SECTION 1020. PROVISION OF FINANCIAL STATEMENTS.

            (a) The Company shall supply without cost to each Holder of the Securities, and file with the Trustee within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and quarterly reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to
    Section 13(a), 13(c) or 15(d) of the Exchange Act.

            (b) If the Company is not required to file with the Commission such reports and other information referred to in Section 1020(a), the Company shall furnish without cost to each Holder of the Securities and file with the Trustee (i) within 140 days after the end of each fiscal year, audited year-end financial statements prepared in accordance with GAAP and substantially in the form prescribed by applicable Canadian regulatory authorities for Canadian public reporting companies (whether or not the Company is a public reporting company at the time), (ii) within 75 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited quarterly financial statements prepared in accordance with GAAP and substantially in the form prescribed by applicable Canadian regulatory authorities for Canadian public reporting companies (whether or not the Company is a public reporting company at the time). The Company shall also make such reports available to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request.

            SECTION 1021. PAYMENT OF ADDITIONAL AMOUNTS.

            All payments made by the Company under or with respect to the Securities will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax (hereinafter "Taxes"), unless the Company is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Company is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to the Securities, the Company will pay as interest such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder would have received if such Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment made to a Holder (an "Excluded Holder") (i) with

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which the Company does not deal at arm's length (within the meaning of the
Income Tax Act (Canada)) at the time of making such payment or (ii) which is subject to such Taxes by reason of its being connected with Canada or any province or territory thereof otherwise than by the mere holding of Securities or the receipt of payments thereunder, (iii) if the Securities are presented for payment more than 15 days after the date on which such payment or such Securities became due and payable or the date on which such payment thereof is duly provided for, whichever is later (except to the extent that the Holder would have been entitled to Additional Amounts had the Securities been presented on the last day of such 15 day period) or (iv) where withholding is imposed on a payment to an individual pursuant to any European Union Directive on the taxation of savings or any law implementing or complying with, or introduced in order to conform to, such Directive. The Company will also (i) make such withholding or deduction and (ii) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. Upon the written request of the Holders of Securities, the Company will furnish to the Holders of the Securities certified copies of tax receipts evidencing such payment by the Company. The Company will indemnify and hold harmless each Holder (other than an Excluded Holder) and upon written request of any Holder of Securities (other than an Excluded Holder) reimburse such Holder for the amount of (i) any such Taxes so levied or imposed and paid by such Holder as a result of any failure of the Company to withhold, deduct or remit to the relevant tax authority, on a timely basis, the full amounts required under applicable law; and (ii) any such Taxes so levied or imposed with respect to any reimbursement under the foregoing clause (i), so that the net amount received by such Holder after such reimbursement would not be less than the net amount such Holder would have received if such Taxes on such reimbursement had not been imposed.

            At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information necessary to enable the Trustee, on behalf of the Company, to pay such Additional Amounts to Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal (and premium, if any), Redemption Price, Change in Control Purchase Price, Offered Price, interest or any other amount payable under or with respect to any Security such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made (if applicable).

            The obligations of the Company under this Section 1021 shall survive the termination of this Indenture and the payment of all amounts under or with respect to the Securities.

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            SECTION 1022. STATEMENT AS TO COMPLIANCE.

            The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof (or within such shorter time period as may be required by the Trust Indenture Act) and otherwise upon the demand of the Trustee, a brief certificate of its principal executive officer, principal financial officer or principal accounting officer stating whether, to such officer's knowledge, the Company is in compliance with all covenants and conditions to be complied with by it under this Indenture and, prior to the Release Date, the Collateral Documents. For purposes of this
Section 1022, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture or the Collateral Documents.

            When a Default has occurred and is continuing or if the Trustee, any Holder or the trustee for or the holder of any other evidence of Debt of the Company or any Restricted Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Debt in the principal amount of less than Cdn$10,000,000), the Company shall deliver to the Trustee an Officers' Certificate specifying such Default, notice or other action within 10 Business Days of its occurrence.

            The Company shall furnish to the Trustee, upon the demand of the Trustee, evidence, in the form required by the Trustee, of any action required or permitted to be taken by the Company under this Indenture.

            SECTION 1023. SUBORDINATION ARRANGEMENTS

            (i) At the time this Indenture is entered into, each of the Company, the Restricted Subsidiaries, the Trustee and the Subordinated Debenture Trustee shall have entered into the Subordination Agreement.

            (ii) The Company and any Restricted Subsidiaries, to the extent any of them is an obligor under Inter-Company Deeply Subordinated Debt or Inter-Company Subordinated Debt from time to time, will hold in trust for the benefit of the Trustee and the Holders the rights and benefits of the provisions substantially in the form of Exhibits A and B hereto, which provisions shall be incorporated into agreements or instruments evidencing Inter-Company Deeply Subordinated Debt and Inter-Company Subordinated Debt, respectively.

            (iii) For greater certainty, notwithstanding the provisions of any Inter-Company Deeply Subordinated Debt, any Inter-Company Subordinated Debt, any provisions thereof as may be incorporated in any document, the Subordination Agreement or any other agreement pursuant to which the Trustee or the Holders are or may become entitled to receive from holders of subordinated indebtedness of the Company payments by way of turn-over ("subordination documents"), neither the Trustee nor the Holders shall collect, claim any right to collect, accept or receive any amounts (the "turnover amounts"), whether in cash, property or otherwise, pursuant to any subordination document unless a Default or Event of Default shall have occurred and be continuing. In the event that notwithstanding

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    the provisions of this Section 1023(iii), the Holders or the Trustee shall receive or collect any turnover amounts, such turnover amounts shall be received and held in trust for and shall be paid over to such holders of subordinated indebtedness or the liquidating agent or other Person who shall have made such payment on their behalf under the subordination documents. Any such turnover amounts received by the Trustee or any Holder which the Trustee or such Holder is required to pay over to such holders of subordinated indebtedness or the liquidating agent or other Person who shall have made such payment on their behalf shall in no circumstances be deemed to be a payment on account of the Securities.

            SECTION 1024. WAIVER OF CERTAIN COVENANTS.

            The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 through 1020 if, before or after the time for such compliance, the Holders of a majority in principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

            SECTION 1025. SUSPENSION OF COVENANTS.

            (a) During any period of time (a "Suspension Period") that (i) the ratings assigned to the Securities by at least two of the three Rating Agencies are Investment Grade Ratings and (ii) no Default or Event of Default has occurred and is continuing under this Indenture, the Company and its Restricted Subsidiaries will not be subject to Sections 1008 (except to the extent applicable under Section 1015), 1009, 1010, 1011 (except to the extent applicable under Section 1015), 1013, 1014, 1016 and 801(c) (collectively, the "Suspended Covenants").

            (b) In the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants with respect to the Securities, for any period of time as a result of paragraph (a) of this Section and subsequently, at least two of the three Ratings Agencies withdraw their ratings on the Securities or assign the Securities a rating below the required Investment Grade Ratings, then the Suspension Period shall immediately terminate and the Company and the Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants for the benefit of the Securities and the Company shall notify the Trustee in writing thereof. Compliance with the Suspended Covenants following their reinstatement with respect to Restricted Payments made after the time of such withdrawal or assignment will be calculated in accordance with the terms of Section 1010 as if such Section had been in effect during the entire period of time from the date of this Indenture.

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

            (c) Notwithstanding the foregoing, neither (i) the continued existence following the termination of the Suspension Period of facts and circumstances or obligations that were incurred or otherwise came into existence during a Suspension Period nor (ii) the performance of any such obligations, including the consummation of any transaction pursuant to, and on materially the same terms as, a contractual agreement in existence prior to the termination of the Suspension Period, shall constitute a breach of any covenant set forth in this Indenture or cause a Default or Event of Default thereunder; provided that (1) the Company and its Restricted Subsidiaries did not incur or otherwise cause such facts and circumstances or obligations to exist in anticipation of a withdrawal or downgrade below an Investment Grade Rating and (2) the Company did not reasonably believe that such incurrence or actions would result in such withdrawal or downgrade. For purposes of clause (ii) above, any increase in the consideration to be paid by the Company or any Restricted Subsidiary pursuant to an amendment or modification to the terms of an existing obligation following the termination of the Suspension Period that does not exceed 10% of the consideration that was to be paid prior to such amendment or modification shall not be deemed to be a "material" amendment or modification. For purposes of clauses (1) and (2) above, anticipation and reasonable belief may be determined by the Company and shall be conclusively evidenced by a Board Resolution to such effect adopted by the Board of Directors. The Board of Directors in making its determination may, but need not, consult with the Rating Agencies.

            SECTION 1026. RELEASE OF SECURITY.

            (a) In the event that (i) on a pro forma basis giving effect to the release of the security for the Securities and any other Debt of the Company with similar release provisions, (A) no Debt of the Company would be outstanding and (B) there would be no availability to the Company under any bank credit facilities, operating credit facilities or swap agreements, in the case of each of (A) and (B) that is or are secured by a Lien of the Pledge Agreement or any Collateral Document or any other Lien on the Deed of Trust Collateral, (ii) the ratings assigned to the Securities by at least two of the three Rating Agencies are Investment Grade Ratings and (iii) no Default or Event of Default has occurred and is continuing under this Indenture, then, without the consent of the Holders, the Company may permanently terminate the Lien of the Pledge Agreement or any Collateral Document and any other Lien on the Deed of Trust Collateral. On the Release Date, the provisions of Article Twelve of this Indenture shall terminate and have no further force or effect.

            (b) The Company shall notify the Rating Agencies and the Trustee in writing of its intention to exercise its option to release the collateral at least 45 days prior to the proposed date of such release (the "Release Date"). In order to effect the release of the security, on the proposed Release Date the Company shall deliver to the Trustee an Officers' Certificate stating that (A) each of the conditions specified above has been satisfied and (B) the Company has not been notified by the Rating Agencies that the ratings assigned to the Securities will be downgraded as a result of the release of the security such that the ratings assigned to the Securities by at least two of the three Rating Agencies will be below Investment Grade. Such Officers' Certificate shall be dated on, or not more than one day prior to, the Release Date.

            (c) As soon as practicable after the occurrence of the Release Date, the Trustee will, upon Company Order and at the Company's expense, (i) return to the Company all Collateral in the Trustee's possession as shall not have been sold or otherwise applied pursuant to the terms of the Lien of the Pledge Agreement and any Collateral Document and any other Lien on the Deed of Trust Collateral and (ii) promptly execute and deliver further instruments and documents, and take all further actions, that may be necessary or desirable, or that the Company may reasonably request, in order to evidence the termination of the Lien of the Pledge Agreement and any Collateral Document and any other Lien on the Deed of Trust Collateral. As soon as practicable after the Release Date, but in no event later than five days after such Release Date, the Company shall cause a notice of the occurrence of such Release Date to be sent to (i) the Dow Jones News Service or similar business news service in the United States and (ii) the Canada NewsWire Ltd. service or similar business news wire service in Canada.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

    SECTION 1101. RIGHT OF REDEMPTION.

            (a) The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time, subject to the conditions and at the Redemption Price specified in the form of Security set forth in Article Two herein, together with accrued interest to the Redemption Date.

            (b) If, as a result of any change in, or amendment to, the laws (or any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after June 16, 2003, the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Securities, any Additional Amounts in accordance with Section 1021 hereof, then the Company may, at its option, redeem the Securities, as a whole but not in part, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the Redemption Date; provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to the Company not including substitution of the obligor under the Securities.

            SECTION 1102. APPLICABILITY OF ARTICLE.

            Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

            SECTION 1103. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

            The election of the Company to redeem the Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

            SECTION 1104. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

            If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, on a pro rata basis, and the amounts to be redeemed may be equal to U.S.$1,000 or any integral multiple thereof.

            The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

            SECTION 1105. NOTICE OF REDEMPTION.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

            All notices of redemption shall state:

            (a) the Redemption Date;

            (b) the Redemption Price;

            (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a Security to be redeemed in part, the principal amount) of the particular Securities to be redeemed;

            (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest thereon shall cease to accrue on and after said date; and

            (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at its request, by the Trustee in the name and at the expense of the Company.

            SECTION 1106. DEPOSIT OF REDEMPTION PRICE.

            On or prior to any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption
Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

            SECTION 1107. SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

            SECTION 1108. SECURITIES REDEEMED IN PART.

            Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and, upon Company Order, the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a replacement Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

            SECTION 1109. EFFECT OF CHANGE IN CONTROL PURCHASE NOTICE.

            Upon receipt by the Company of the Change in Control Purchase Notice specified in Section 516(b), the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs of this Section) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Security. Such Change in Control Purchase Price shall be paid to such Holder upon the later of (a) the first Business Day following the Change in Control Purchase Date (provided the conditions in Section 516(b) have been satisfied) and (b) the time of delivery of the Security to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section 1002 by the Holder thereof in the manner required by
Section 516(b).

            A Change in Control Purchase Notice may be withdrawn before or after delivery by the Holder to the Paying Agent at the office of the Paying Agent of the Security to which such Change in Control Purchase Notice relates, by means of a written notice of withdrawal delivered by the Holder to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section 1002 to which the related Change in Control Purchase Notice was delivered at any time prior to the close of business on the Change in Control Purchase Date specifying, as applicable:

               (1) the certificate number of the Security in respect of which such notice of withdrawal is being submitted,

               (2) the principal amount of the Security (which shall be U.S.$1,000 or an integral multiple thereof) with respect to which such notice of withdrawal is being submitted, and

               (3) the principal amount, if any, of such Security (which shall be U.S.$1,000 or an integral multiple thereof) that remains subject to the original Change in Control Purchase Notice and that has been or will be delivered for purchase by the Company.

            The Paying Agent will promptly return to the respective Holders thereof any Securities with respect to which a Change in Control Purchase Notice has been withdrawn in compliance with this Indenture.

            SECTION 1110. DEPOSIT OF CHANGE IN CONTROL PURCHASE PRICE.

            No later than 11:00 a.m. (New York time) on the Business Day following the Change in Control Purchase Date the Company shall deposit or cause to be deposited with the Paying Agent (or, if the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 1003) an amount of cash sufficient to pay the aggregate Change in Control Purchase Price of all the Securities or portions thereof that are to be purchased as of the Change in Control Purchase Date.

            SECTION 1111. SECURITIES PURCHASED IN PART.

            Any Security that is to be purchased only in part shall be surrendered to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and, upon Company Order, the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a replacement Security or Securities, of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the principal amount of the Security so surrendered that is not purchased.

            SECTION 1112. REPAYMENT TO THE COMPANY.

            As provided in Section 1003, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon (subject to the provisions of Section 607), held by them for the payment of the Change in Control Purchase Price; provided, however, that, to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 1110 exceeds the aggregate Change in Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and promptly after the Business Day following the Change in Control Purchase Date the Trustee shall upon demand return any such excess to the Company together with interest or dividends, if any, thereon (subject to the provisions of Section 607).

                                 ARTICLE TWELVE
                               SECURITY DOCUMENTS

            The provisions of this Article Twelve shall continue in effect until the occurrence of the Release Date, at which time they shall terminate and have no further force or effect.

            SECTION 1201. PLEDGE AGREEMENT.

            As general and continuing collateral security for the due repayment and satisfaction of all present and future indebtedness, liabilities and obligations of any kind whatsoever, under, in connection with or relating to this Indenture, including without limitation, the Securities and any ultimate unpaid balance thereof and to secure the due performance of all of the other present and future obligations of the Company to the Trustee (including obligations under Section 607 of this Indenture) and the Holders of the Securities under this Indenture and the Securities, the Company has assigned, deposited with and pledged the Trust Bond to the Trustee pursuant to the Pledge Agreement. The Company covenants and agrees that it has full right, power and lawful authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm the property constituting the Trust Estate, in the manner and form done in the Pledge Agreement or intended to be done, free and clear of all liens, pledges, charges and encumbrances whatsoever, and that (a) it will forever warrant and defend the title to the same against the claims of all persons whatsoever, (b) it will execute, acknowledge and deliver to the Trustee such further assignments, transfers, assurances or other instruments as the Trustee may require or request, and (c) it will do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the Trustee, to assign and confirm to the Trustee the Trust Estate, or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities. The Company further covenants and agrees that the Pledge Agreement creates the direct and valid first lien on the Trust Bond which it purports to create.

            SECTION 1202. RECORDING.

            The Company will cause, at its own expense, this Indenture, the Pledge Agreement, the Deed of Trust and any other Collateral Document, and all amendments or supplements thereto, to be registered, recorded and filed and/or re-recorded and/or re-filed and/or renewed in such manner and in such place or places, if any, as may be required by law in order fully to preserve and protect the Liens of the Collateral Documents and all parts of the Trust Estate and to effectuate and preserve the security of the Holders and all rights of the Trustee.

            The Company shall furnish to the Trustee:

            (i) promptly after the execution and delivery of this Indenture or other instrument of further assurance, an Opinion of Counsel stating that, in the opinion of such counsel, this Indenture, the Pledge Agreement and all other instruments of further assurance have been properly recorded, registered and filed to the extent necessary to make effective the Lien intended to be created by the Pledge Agreement, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all statements have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Pledge Agreement, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective; and

            (ii) by November 15 in each year beginning with the year 2002, an Opinion of Counsel, dated as of such date, either stating that, in the opinion of such Counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of this Indenture, the Pledge Agreement and of all supplemental indentures, financing statements, continuation statements or other instruments of further assurances as is necessary to maintain the Lien of the Pledge Agreement and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Pledge Agreement, or stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien.

            SECTION 1203. CUSTODY OF TRUST ESTATE.

            The Trustee shall hold in its possession the Trust Bond constituting the Trust Estate, except as from time to time any documents or instruments may be required for recordation or re-recordation or other actions, suits or proceedings relating to the Trust Estate, or for the purpose of enforcing or realizing upon any right or value thereby represented. The Trustee may, from time to time, in its sole discretion, for the purpose of convenient location of the Trust Bond, appoint one or more agents to hold physical custody, for the account of the Trustee, of the Trust Bond.

            SECTION 1204. SUITS TO PROTECT THE TRUST ESTATE.

            The Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Trust Estate by any acts which may be unlawful or in violation of the Pledge Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Trust Estate and in the principal, interest, issues, profits, rents, revenues and other income arising therefrom, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Holders or the Trustee. The Trustee shall also have authority to exercise any rights or powers conferred on the Trustee, as the holder of the Trust Bond, under the Deed of Trust.

            SECTION 1205. RELEASE UPON TERMINATION OF THE COMPANY'S OBLIGATIONS.

            (a) In the event that the Company delivers an Officers' Certificate certifying that all Indenture Obligations have been satisfied and discharged by complying with the provisions of Article Four, the Trustee shall deliver to the Deed Trustee a notice stating that the Trustee, on behalf of the Holders, disclaims and gives up any and all rights it has in or to the Trust Bond and the Deed of Trust Collateral, and any rights it has under the Collateral Documents, and, upon and after the receipt by the Deed Trustee of such notice, the Trustee shall return the Trust Bond to the Deed Trustee for cancellation, and the Deed Trustee shall not be deemed to hold any Deed of Trust Collateral on behalf of the Trustee for the benefit of the Holders.

            (b) Any release of any portion of the Trust Bond or the Deed of Trust Collateral made strictly in compliance with the provisions of this
    Section 1205 shall not be deemed to impair the Liens on the Trust Bond or the Deed of Trust

    Collateral created by the Collateral Documents in contravention of the provisions of this Indenture.

                                      * * *

            This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                    ROGERS CABLE INC.




                                    By: /s/ M. Lorraine Daly
                                       --------------------------------------
                                       Name:  M. Lorraine Daly
                                       Title: Vice-President, Treasurer



                                    By: /s/ Alan D. Horn
                                       --------------------------------------
                                       Name:  Alan D. Horn
                                       Title: Vice-President


                                    JPMORGAN CHASE BANK




                                    By: /s/ Natalia Moran
                                       --------------------------------------
                                       Name:  Natalia Moran
                                       Title: Vice President

                                                                       EXHIBIT A

              PROVISIONS FOR INTER-COMPANY DEEPLY SUBORDINATED DEBT

            1.1 Terms defined in the Indenture in respect of the 6.25% Senior (Secured) Second Priority Notes due 2013 dated as of June 19, 2003 (the "Indenture") between Rogers Cable Inc. (the "Company") and JPMorgan Chase Bank, as trustee (the "Trustee") and used herein have the meanings attributed to such terms in the Indenture. As used herein, the term "Relevant Obligor" means the obligor creating, incurring, assuming or suffering to exist any Inter-Company Deeply Subordinated Debt. The term "Obligor" means any of the Company and any Restricted Subsidiary.

            2.1 DEFINITION OF SENIOR INDEBTEDNESS. "Senior Indebtedness" means at any date all indebtedness under the Securities and the Indenture (including, without limitation, all amounts payable pursuant to Section 607 of the Indenture, principal, interest, Additional Amounts, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy).

            2.2 AGREEMENT TO SUBORDINATE. The indebtedness evidenced by this agreement shall constitute Inter-Company Deeply Subordinated Debt and the Relevant Obligor and the relevant creditor who is owed such indebtedness (the "Relevant Creditor") agree that such indebtedness (including, without limitation, principal, interest, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy) is subordinate and junior in right of payment, to the extent and in the manner provided in this Section 2, to the prior payment in full of all Senior Indebtedness.

            The Relevant Obligor agrees to hold the benefit of these provisions as incorporated in this agreement or this instrument as trustee for and on behalf of the Trustee and the Holders of the Securities and the Relevant Obligor shall be a party to the agreement or instrument in such capacity and shall give the Relevant Creditor (and the Relevant Obligor on its own behalf) one dollar as valuable consideration in respect of the agreements given to it in such capacity as trustee.

            The provisions of this Section 2 are for the benefit of the holders from time to time of Senior Indebtedness, and such holders are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they (collectively or singly) may proceed to enforce such provisions.

            2.3 LIQUIDATION; DISSOLUTION; BANKRUPTCY. (a) Upon any distribution of assets of the Relevant Obligor to creditors or upon a liquidation or dissolution or winding-up of the Relevant Obligor or in a bankruptcy, arrangement, liquidation, reorganization, insolvency, receivership or similar case or proceeding relating to the Relevant Obligor or its property or other marshalling of assets of the Relevant Obligor:

            (i) the holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness before the Relevant Creditor shall be entitled to receive any payment of principal of or interest on, or any other amount owing in respect of, the indebtedness evidenced by this agreement or instrument;

            (ii) until payment in full of all Senior Indebtedness, any distribution of assets of any kind or character to which the Relevant Creditor would be entitled but for this Section 2 shall be paid by the Relevant Obligor or by any receiver, trustee in bankruptcy, liquidating trustee, agents or other Persons making such payment or distribution to, or if received by the Relevant Creditor shall be held for the benefit of and shall be forthwith paid or delivered to, the holders of Senior Indebtedness, as their interests may appear; and

            (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Relevant Obligor of any kind or character, whether in cash, property or securities, shall be received by the Relevant Creditor before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of Senior Indebtedness, as their interests may appear, for application to the payment of all Senior Indebtedness until all Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness in respect of such Senior Indebtedness.

            For purposes hereof, the words "cash, property or securities" shall be deemed not to include securities of the Relevant Obligor or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided herein with respect to the indebtedness evidenced by this agreement or instrument, to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) all Senior Indebtedness is assumed by the new Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

            (b) If the Relevant Creditor does not file proper claims or proofs of claim in the form required in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Relevant Obligor or its property prior to 45 days before the expiration of the time to file such claims, then (i) upon the request of the Trustee, the Relevant Creditor shall file such claims and proofs of claim in respect of the indebtedness evidenced by this agreement or instrument and execute and deliver such powers of attorney, assignments and proofs of claim as may be directed by the Trustee to enable it to enforce any and all claims upon or in respect of the indebtedness evidenced by this agreement or instrument and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the indebtedness evidenced by this agreement or instrument, and (ii) whether or not the Trustee shall take the action described in clause (i) above, the Trustee shall nevertheless be deemed to have such powers of attorney as may be necessary to file appropriate claims and proofs of claim and otherwise exercise the powers described above.

            For purpose of this Section 2, "payment in full", with respect to Senior Indebtedness, means the receipt on an irrevocable basis of cash in an amount equal to the unpaid principal amount of the Senior Indebtedness and premium, if any, and interest thereon to the date of such payment, together with all other amounts owing with respect to such Senior Indebtedness.

            2.4 SENIOR INDEBTEDNESS. (a) The Relevant Obligor shall not pay any principal, interest or premium on the indebtedness evidenced by this agreement or instrument, acquire the indebtedness evidenced by this agreement or instrument for cash or property other than capital stock of the Relevant Obligor, or make any loans, advances or extensions of credit to the Relevant Creditor with respect to the indebtedness evidenced by this agreement or instrument, or pay or acquire any obligation or liability upon which the Relevant Creditor is the obligor, and the Relevant Creditor shall not demand, accept or receive any payment of any principal, interest or premium on the indebtedness evidenced by this agreement or instrument or any such cash, property other than capital stock of the Relevant Obligor, loans, advances or extensions of credit at any time when:

            (i) a default in the payment of any Senior Indebtedness has occurred, whether at maturity or at a date fixed for prepayment or by declaration of an acceleration or otherwise, and such default either (A) shall be continuing or (B) shall not have been cured and shall have been waived by the holders of such Senior Indebtedness on the express condition that payments on and acquisitions of the indebtedness evidenced by this agreement or instrument by the Relevant Obligor be prohibited pursuant to this clause (i); or

            (ii) any default (other than as described in clause (i) of this Section 2.4(a)) under any agreement or instrument evidencing Senior Indebtedness shall have occurred and either (x) shall be continuing or (y) shall not have been cured and shall have been waived by the holders of such Senior Indebtedness on the express condition that payments on or acquisition of the indebtedness evidenced by this agreement or instrument be prohibited pursuant to this clause (ii); or

            (iii) such payment of principal, interest or premium on the indebtedness evidenced by this agreement or instrument, or acquisition of the indebtedness evidenced by this agreement or instrument for cash or property other than capital stock of the Relevant Obligor would cause a Default or Event of Default under the Indenture.

            (b) If at any time when a payment on the indebtedness evidenced by this agreement or instrument is due, the Relevant Obligor would (but for this subsection (b)) be prohibited by Section 2.4(a) from making such payment, the Relevant Obligor shall nonetheless be obligated to make such payment if all of the holders of Senior Indebtedness with respect to which any default shall have occurred shall have consented thereto in writing.

            (c) If, notwithstanding the foregoing, any payment of any kind or character, whether in cash, property or otherwise, shall be received by the Relevant Creditor before all Senior Indebtedness is paid in full, such payment shall be held in trust for the benefit of and shall be paid over to the holders of Senior Indebtedness, as their interests may appear, for application to the payment of all Senior Indebtedness until all Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment to the holders of Senior Indebtedness in respect of such Senior Indebtedness.

            2.5 SUBROGATION. After all Senior Indebtedness is paid in full and until the indebtedness evidenced by this agreement or instrument is paid in full, the Relevant Creditor shall be subrogated to the rights of the holders of Senior Indebtedness. For purposes of this Section 2.5, a distribution made under this Section 2 to holders of Senior Indebtedness which otherwise would have been made to the Relevant Creditor, or a payment made by the Relevant Creditor to holders of Senior Indebtedness in respect of a turnover obligation under this
Section 2, is not, as between the Relevant Obligor and such holder, a payment by the Relevant Obligor on Senior Indebtedness.

            2.6 RELATIVE RIGHTS. This Section 2 defines the relative rights of the Relevant Creditor and the holders of Senior Indebtedness. Nothing in this
Section 2 shall:

            (a) impair, as between the Relevant Obligor and the Relevant Creditor, the obligation of the Relevant Obligor, which is absolute and unconditional, to pay the principal of and interest on the indebtedness evidenced by this agreement or instrument in accordance with its terms; or

            (b) affect the relative rights of the Relevant Creditor and creditors of the Relevant Obligor other than the holders of Senior Indebtedness; or

            (c) affect the relative rights of the holders of Senior Indebtedness among themselves; or

            (d) prevent the Relevant Creditor from exercising its available remedies upon a default, subject to Section 2.4 hereof and the rights of the holders of Senior Indebtedness to receive cash, property or other assets otherwise payable to the Relevant Creditor.

            2.7 SUBORDINATION MAY NOT BE IMPAIRED. (a) No right of any holder of Senior Indebtedness to enforce the subordination of indebtedness evidenced by this agreement or instrument shall in any way be prejudiced or impaired by any act or failure to act by the Relevant Obligor or by any act or failure to act in good faith, by any such holder or the Trustee, or by any non-compliance by the Relevant Obligor with the terms, provisions or covenants herein, regardless of any knowledge thereof which any such holder or the Trustee may have or be otherwise charged with. Neither the subordination of the indebtedness represented by this agreement or instrument as herein provided nor the rights of the holders of Senior Indebtedness with respect hereto shall be affected by any extension, renewal or modification of the terms, or the granting of any security in respect of, any Senior Indebtedness or any exercise or non-exercise of any right, power or remedy with respect thereto.

            (b) The Relevant Creditor agrees that all indebtedness evidenced by this agreement or instrument will be unsecured by any Lien upon or with respect to any property of the Relevant Obligor, and that the Relevant Creditor will not permit to subsist any Liens upon its claim in respect of or upon the proceeds of the indebtedness represented by this agreement or instrument.

            (c) The Relevant Creditor agrees not to exercise any offset or counterclaim or similar right in respect of the indebtedness evidenced by this agreement or instrument except to the extent payment of such indebtedness is permitted and will not assign or otherwise dispose of this agreement or instrument or the indebtedness which it evidences unless the assignee or acquiror, as the case may be, agrees to be bound by the terms of this Section 2.

            2.8 RELEVANT CREDITOR ENTITLED TO RELY. Upon any payment or distribution pursuant to this Section 2, the Relevant Creditor shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 2.3 are pending, (ii) upon a certificate of the liquidating trustee or agent or other person in such proceedings making such payment or distribution to the Relevant Creditor or its representative, if any, or (iii) upon a certificate of the Trustee or any representative (if any) of the holders of Senior Indebtedness for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Relevant Obligor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 2.

            3.1 MISCELLANEOUS. (a) The provisions contained herein may not be amended or modified in any respect, nor may any of the terms or provisions hereof be waived, except by an instrument signed by the Relevant Obligor, the Relevant Creditor and the Trustee.

            (b) The provisions contained herein shall be binding upon each of the parties to this agreement or instrument and their respective successors and assigns and shall inure to the benefit of the Trustee and each and every holder of Senior Indebtedness and their respective successors and assigns.

            (c) The provisions contained herein shall be governed by and construed in accordance with the laws of the State of New York.

            (d) The Relevant Creditor and the Relevant Obligor each hereby irrevocably agrees that any suits, actions or proceedings arising out of or in connection with the provisions contained herein may be brought in any state or federal court sitting in The City of New York or any court in the Province of Ontario and submits and attorns to the non-exclusive jurisdiction of each such court.

                                                                       EXHIBIT B

                 PROVISIONS FOR INTER-COMPANY SUBORDINATED DEBT

            1. Terms defined in the Indenture in respect of the 6.25% Senior (Secured) Second Priority Notes due 2013 dated as of June 19, 2003 (the "Indenture") between Rogers Cable Inc. (the "Company") and JPMorgan Chase Bank, as trustee (the "Trustee") and used herein have the meanings attributed to such terms in the Indenture. As used herein, the term "Relevant Obligor" means the obligor creating, incurring, assuming or suffering to exist any Inter-Company Subordinated Debt. The term "Obligor" means any of the Company and any Restricted Subsidiary.

            2. The indebtedness evidenced by this agreement shall constitute Inter-Company Subordinated Debt and the Relevant Obligor and the relevant creditor who is owed such indebtedness (the "Relevant Creditor") agree that the payment of the principal of (and premium, if any), and interest on such indebtedness is expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all amounts from time to time owing to the Holders of the Securities (which amounts are hereinafter called "Senior Secured Debt"). The Relevant Obligor agrees to hold the benefit of these provisions as incorporated in this agreement or this instrument as trustee for and on behalf of the Trustee and the Holders of the Securities and the Relevant Obligor shall be a party to the agreement or instrument in such capacity and shall give the Relevant Creditor (and the Relevant Obligor on its own behalf) one dollar as valuable consideration in respect of the agreements given to it in such capacity as trustee.

            3. For purposes hereof, the words "cash, property or securities" shall not be deemed to include securities of the Relevant Obligor or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the extent provided herein with respect to the indebtedness owing to the Relevant Creditor, to the payment of all Senior Secured Debt which may at the time be outstanding; provided, however, that (i) all Senior Secured Debt is assumed by the new Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the Holders of the Securities are not, without the consent of the Holders of the Securities, altered by such reorganization or readjustment.

            4. Upon any distribution of assets of the Relevant Obligor or upon any dissolution, winding up, arrangement, liquidation, reorganization, bankruptcy, insolvency or receivership or similar proceeding relating to the Relevant Obligor or its property or other marshalling of assets of the Relevant
Obligor:

            (a) the Holders of the Securities shall first be entitled to receive payment in full of all Senior Secured Debt including, without limitation, the principal thereof and premium, if any, and the interest due thereon, before the Relevant Creditor is entitled to receive any payment of the principal of and premium, if any, and interest on any Indebtedness owing to it; and

            (b) any payment or distribution of assets of the Relevant Obligor of any kind or character, whether in cash, property or securities, to which the Relevant Creditor would be entitled except for the provisions hereof shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of the Securities to the extent necessary to pay in full all Senior Secured Debt remaining unpaid after giving effect to any concurrent payment or distribution to the Holders of the Securities in respect of such Senior Secured Debt; and

            (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Relevant Obligor of any kind or character, whether in cash, property or securities, shall be received by the Relevant Creditor before all Senior Secured Debt is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the Holders of the Securities for application to the payment of all Senior Secured Debt remaining unpaid until all Senior Secured Debt shall have been paid in full after giving effect to any concurrent payment or distribution to the Holders of the Securities in respect of such Senior Secured Debt.

            5. Upon any payment or distribution of assets of the Relevant Obligor referred to in this agreement or instrument, the Relevant Creditor shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 4 are pending, (ii) upon a certificate of the liquidating trustee or agent or other person in such proceedings making such payment or distribution to the Relevant Creditor or its representative, if any, or (iii) upon a certificate of the Trustee or any representative (if any) of the Holders of the Securities for the purpose of ascertaining the identity of the Holders of the Securities and the Trustee, the holders of other Senior Debt of the Relevant Obligor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the subordination contemplated by this agreement or instrument.

            6. Nothing contained herein is intended to or shall impair, as between the Relevant Obligor and its creditors (other than the Holders of the Securities as regards the Senior Secured Debt and the Relevant Creditor) the obligation of the Relevant Obligor, which is unconditional and absolute, to pay to the Relevant Creditor the principal of and premium, if any, and interest on the Debt owing to the Relevant Creditor as and when the same shall become due and payable in accordance with its terms or affect the relative rights of the Relevant Creditor and creditors of the Relevant Obligor other than the Holders of the Securities as regards the Senior Secured Debt, nor shall anything herein or therein prevent the Relevant Creditor from exercising all remedies otherwise permitted by applicable law upon default with respect to the Debt owing to the Relevant Creditor subject to the rights, if any, herein of the Holders of the Securities as regards the Senior Secured Debt in respect of cash, property or securities of the Relevant Obligor received upon the exercise of any such remedy.

            7. Upon the maturity of any Senior Secured Debt by lapse of time, acceleration or otherwise, then, except as hereinafter provided, all principal of and premium, if any, and interest on all such matured Senior Secured Debt shall first be paid in full or shall have first been duly provided for before any payment on account of principal of or premium, if any, or interest owing to the Relevant Creditor is made.

            8. Upon the happening of an Event of Default with respect to any Senior Secured Debt permitting the Holders of the Securities (or any of them) to accelerate the maturity of the Senior Secured Debt then, unless and until such Event of Default shall have been cured or waived or shall have ceased to exist, no payment (including, without limitation, by purchase of the Debt owing to the Relevant Creditor or otherwise) shall be made by the Relevant Obligor with respect to the principal of or premium, if any, or interest on the Indebtedness owing to the Relevant Creditor. In the event that, notwithstanding the foregoing, the Relevant Obligor shall make any payment of principal of or premium, if any, or interest on the Debt owing to the Relevant Creditor after the happening of such an Event of Default, then, except as hereinafter otherwise provided, unless and until such Event of Default shall have been cured or waived or have ceased to exist, such payment shall be held in trust for the benefit of and, if and when such Senior Secured Debt shall have become due and payable, shall be paid over to the Holders of the Securities and applied to the payment of all Senior Secured Debt remaining unpaid until all such Senior Secured Debt shall have been paid in full.

            9. The fact that any payment to the Relevant Creditor is prohibited hereby shall not prevent the failure to make such payment from being an event of default as regards such Relevant Creditor.

            10. Nothing contained herein or in any agreement, indenture or other instrument in respect of the Debt owing to the Relevant Creditor shall, subject to Section 7:

            (a) prevent the Relevant Obligor at any time from making payments at any time of the principal of and premium, if any, or interest to the Relevant Creditor on account of Inter-Company Subordinated Debt unless:

                  (i) Such payment is proposed to be made on or after the date upon which any Event of Default or any of the events described in
            Section 4 has occurred in circumstances where notice of such proposed payment shall have been given by the Relevant Creditor or the Company to the Trustee prior to the happening of such Event of Default or other event; or

                  (ii) such payment would otherwise occur while any proceedings in respect of the dissolution, arrangement, winding up, liquidation, reorganization, bankruptcy, insolvency or receivership of the Relevant Obligor are pending; or

            (b) prevent the Relevant Obligor from applying to the retirement of any Inter-Company Subordinated Debt the proceeds of a substantially concurrent issue of other Inter-Company Subordinated Debt or of shares of any class of the Relevant Obligor; or

            (c) except in circumstances to which clauses (a)(i) or (ii) are applicable, require the Relevant Creditor to pay to the Trustee or the Holders of the Securities, or to repay to the Relevant Obligor, any amount so paid.

            11. Unless and until written notice shall be given to the Relevant Creditor by or on behalf of any Holder or any representative or representatives of any Holder, including the Trustee (it being understood that nothing herein shall create any obligation on the part of the

Trustee to give any such notice), notifying the Relevant Creditor of the happening of an Event of Default with respect to the Senior Secured Debt or of the existence of any other facts which would result in the making of any payment with respect to the Debt owing to the Relevant Creditor in contravention of the provisions hereof, the Relevant Creditor shall be entitled to assume that no such Event of Default has occurred or that no such facts exist; and, with respect to any monies which may at any time be received by the Relevant Creditor in trust pursuant to any provisions hereof prior to the receipt by it of such written notice, nothing herein shall prevent the Relevant Creditor from applying such monies to the purposes for which the same were so received, notwithstanding the occurrence or continuance of an Event of Default with respect to, or the existence of such facts with respect to, the Senior Secured Debt unless the Relevant Creditor has actual knowledge to the contrary.

            12. (a) No right of the Trustee or any Holder as regards the Senior Secured Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Relevant Obligor or by any act or failure to act, in good faith, by any such Holder or the Trustee, or by any non-compliance by the Relevant Obligor with the terms, provisions or covenants herein, regardless of any knowledge thereof which any Holder or the Trustee may have or be otherwise charged with.

            (b) The rights of the Trustee and the Holders of Securities with respect hereto shall not be affected by any extension, renewal or modification of the terms, or the granting of any security in respect of, any Senior Indebtedness or any exercise or non-exercise of any right, power or remedy with respect thereto.

            (c) The Relevant Creditor agrees not to exercise any offset or counterclaim or similar right in respect of the Inter-Company Subordinated Debt except to the extent payment of such Inter-Company Subordinated Debt is permitted and will not assign or otherwise dispose of any Inter-Company Subordinated Debt unless the assignee or acquiror, as the case may be, agrees to be bound by the terms hereof.

            13. The provisions contained herein

            (a) may not be amended or modified in any respect, nor may any of the terms or provisions hereof be waived, except by an instrument signed by the Relevant Obligor, the Relevant Creditor and the Trustee,

            (b) shall be binding upon each of the parties hereto and their respective successors and assigns and shall enure to the benefit of the Trustee, each and every Holder of the Securities and their respective successors and assigns,

            (c) shall be governed by and construed in accordance with the laws of the State of New York.

            The Relevant Creditor and the Relevant Obligor each irrevocably agree that any suits, actions or proceedings arising out of or in connection with the provisions contained herein may be brought in any state or federal court sitting in The City of New York or any court in the Province of Ontario and submits and attorns to the non-exclusive jurisdiction of each such court.

                                                                       EXHIBIT C

                            FORM OF PLEDGE AGREEMENT

            THIS PLEDGE AGREEMENT made as of the 19th day of June, 2003.

BETWEEN:


                        ROGERS CABLE INC., a corporation incorporated under the Business Corporations Act (Ontario)
                        (the "Company")
                        and
                        JPMORGAN CHASE BANK, a New York banking corporation, as trustee
                        (the "Trustee")

            In consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby covenanted, agreed and acknowledged by and between the parties hereto as follows:

1. Reference is made to that certain indenture, of even date herewith, between the Company, as issuer, and the Trustee, as trustee, providing for the issuance of the Securities (as defined below), as the same may be amended, supplemented, restated or replaced from time to time (the "Indenture"). In this Pledge Agreement, unless something in the subject matter or context is inconsistent therewith, capitalized terms used but not defined herein have the respective meanings attributed to them in the Indenture as in effect on the date hereof, and "Securities" means the US$350,000,000 aggregate principal amount of 6.25 Senior (Secured) Second Priority Notes due 2013 of the Company and the Exchange Securities (as defined in the Indenture) issued under the Indenture.

2. The Company hereby deposits with and assigns and pledges to the Trustee the Trust Bond to be held by the Trustee pursuant to the provisions hereof, as trustee for and on behalf of each of the holders of Securities, as general and continuing collateral security for the due repayment and satisfaction of all present and future indebtedness, liabilities and obligations of the Company of any kind whatsoever under, in connection with or relating to the Indenture, including, without limitation, the Securities and any ultimate unpaid balance thereof, and to secure the due performance of all other present and future obligations of the Company to the Trustee (including obligations under Section 607 of the Indenture) and the holders of Securities under the Indenture and the Securities (collectively, the "Obligations").

3. If, at any time, an Event of Default shall have occurred and be continuing, the Trustee may, at any time, realize upon the Trust Bond in the manner and to the extent permitted by law, by sale, transfer or delivery, and may exercise and enforce all rights and remedies of the holder of the Trust Bond (including, without limitation, making demand thereunder as if the Trustee were the absolute owner thereof) without notice to, consent of or control by the Company, and, except to the extent required by law, any such right or remedy may be exercised separately or in combination with any other right or remedy and shall be in addition to and not in substitution for any other rights of the Trustee however created; provided that the Trustee shall not be bound to exercise any such right or remedy and shall not be liable for any loss which may be occasioned by any failure to do so; and provided further that any such sale, transfer or delivery shall be on terms whereby the Person acquiring the Trust Bond shall hold the Trust Bond subject to the provisions hereof.

4. If any moneys received by the Trustee as payment under the Trust Bond or by way of realization of the security hereby constituted are in a currency (the "Realization Currency") which is different from the currency of any of the Obligations secured hereby (the "Agreed Currency"), then, in such event, the Trustee shall be entitled to convert all or a portion of such moneys as are in the Realization Currency into the Agreed Currency at the rate of exchange quoted by The Toronto-Dominion Bank at its central foreign exchange desk in its head office in Toronto at 12:00 noon (Toronto time) on the date of receipt and to apply the new amount of moneys received on such conversion on account of the Obligations hereby secured, and, in any such case, the amount of the Obligations hereby secured will be reduced by the amount of the Agreed Currency so applied, and, for greater certainty, the Company shall remain fully liable for the balance of such Obligations.

5. The proceeds of the Trust Bond, including, without limitation, any distributions in respect thereof by the Trustee, shall be applied by the Trustee on account of such part of the Obligations as it chooses without prejudice to its claim upon the Company for any deficiency.

6. The Trustee may, from time to time, grant extensions of time or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Company and other parties, sureties or securities as the Trustee may see fit in accordance with the terms of the Indenture and the Securities without prejudice to the Trustee's right in respect of the Trust Bond or in any way limiting or lessening the liability of the Company under the Trust Bond.

7. Upon full, final and irrevocable satisfaction of the Obligations, the Trust Bond, upon Company Order, shall be delivered to the Deed Trustee for cancellation.

8. The Trust Bond shall not operate by way of merger of any of the Obligations, and no judgment recovered by or on behalf of the Trustee shall operate by way of merger of, or in any way affect, the security of the Trust Bond which is in addition to and not in substitution for any other security now or hereafter held by the Trustee.

9. Notwithstanding the provisions of any other section of this Pledge Agreement or any provisions of the Indenture, the Inter-Creditor Agreement, the Deed of Trust or any security provided for thereunder, under no circumstances, other than if an Event of Default shall have occurred and be continuing, may the Trustee collect or claim a right to collect any amounts on or in respect of the Trust Bond or pursuant to any provisions of the Deed of Trust or the security provided for thereunder or under the Indenture. If any such amount is, for any reason, received by the Trustee, it shall pay over the amount to the Company or to the Restricted Subsidiary providing security in respect of the Obligations (the "Payee") unless (i) an Event of Default shall have occurred and be continuing or (ii) a Default shall have occurred and be continuing, in which case, the Trustee shall retain such amount in trust for the benefit of the Payee until (a) the Default has been cured or (b) any applicable grace period in respect of such Default has expired, at which time, the Trustee shall pay over such amount to the Payee unless an Event of Default shall have occurred and be continuing. Any such amount received by the Trustee which it is required to pay to the Payee pursuant to this Section 9 shall, in no circumstances, be deemed to be a payment on account of the Obligations.

10. Notwithstanding that the Trust Bond is expressed to be payable on demand, the Trustee shall have no right to, and shall not, demand payment unless or until an Event of Default shall have occurred and be continuing. Notwithstanding any provisions of the Trust Bond, payment to the Trustee or the holders of Securities of interest for any period in respect of the Obligations shall be deemed to be payment in satisfaction of the interest payment for the same period under the Trust Bond. No payment of principal on account of any of the Obligations shall be treated as a payment on account of any of the principal amount of the Trust Bond. The Trustee, in realizing on the Trust Bond or the security constituted thereby, shall not claim under the Trust Bond any greater amount in the aggregate for principal and interest than the aggregate of the Obligations then owing by the Company.

11. The Company shall not amend, modify or supplement, or waive or consent to departures from, the provisions of the Trust Bond or any other pledge agreement relating to any other Senior Secured Bond (as such term is defined in the Deed of Trust) issued pursuant to the Deed of Trust except as provided in the Deed of Trust.

12. (a) Upon the deposit of the Trust Bond pursuant to Section 2 hereof, the Trust Bond shall have a legend conspicuously noted thereon substantially in the form of the legend below:

            "This Senior Secured Bond is subject to the terms and conditions of a pledge agreement, of even date herewith, entered into by the Company and JPMorgan Chase Bank, as trustee, in connection with the issue by the Company of U.S.$350,000,000 aggregate principal amount of 6 1/4% Senior (Secured) Second Priority Notes due 2013."

      (b) Any bond issued under the Deed of Trust in substitution for, or in replacement of, the Trust Bond shall have conspicuously noted thereon the legend referred to in Section 12(a) hereof.

13. The provisions hereof shall be binding upon, and shall inure to the benefit of, the Company, the Trustee and the holders of Securities and their respective successors and permitted assigns.

14. Nothing contained herein, in the Trust Bond or in the Deed of Trust shall amend, modify, vary or otherwise change the rights of the Trustee or any of the holders of Securities or the obligations of the Company under the Indenture or in respect of the Securities or shall limit the rights of the Trustee or any of the holders of Securities under, or in respect of, the Obligations.

15. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.

                                ROGERS CABLE INC.

                                By:
                                   ---------------------------------------------
                                   M. Lorraine Daly
                                   Vice-President, Treasurer


                                By:
                                   ---------------------------------------------
                                   Alan D. Horn
                                   Vice-President


                                JPMORGAN CHASE BANK, as trustee for the Notes


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT D

             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
                    TRANSFERS FROM RESTRICTED GLOBAL SECURITY
                         TO REGULATION S GLOBAL SECURITY

                                     [date]

JPMorgan Chase Bank
450 West 33rd Street
New York, New York  10001

            Re:   Rogers Cable Inc.
                  (the "Company") 6.25% Senior (Secured) Second Priority Notes due 2013 (the "Securities")

Ladies and Gentlemen:

            This letter relates to $_______ principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. 77509NAG8) and held with the Depositary in the name of Cede & Co. and held for the benefit of __________ (the beneficial owner) (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. U77527AA4).

            In connection with such request and in respect of such Securities, we hereby certify that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly we hereby further certify that:

            (A) if the transfer has been effected pursuant to Rule 903 or Rule 904:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            (B) If the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144 under the Securities Act.

            Upon giving effect to this request to exchange a beneficial interest in such Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to a Regulation S Global Security pursuant to the Indenture and the Securities.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,

                                    [Name of Transferor]


                                    By:
                                       ----------------------------------------
                                                 Authorized Signature

                                                                       EXHIBIT E

             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
                 TRANSFERS FROM REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY


JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

                  Re:  Rogers Cable Inc.
                  (the "Company") 6.25% Senior (Secured) Second Priority Notes due 2013 ( the "Securities")


Ladies and Gentlemen:

            This letter relates to $_______ principal amount of the Securities which are evidenced by the Regulation S Global Security (CUSIP No. U77527AA4) and held with the Depositary in the name of Cede & Co. and held for the benefit of __________ (the beneficial owner) (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. 77509NAG8), to be held with the Depositary.

            In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

            Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in the Restricted Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to a Restricted Global Security pursuant to the Indenture and the Securities Act.

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                         Very truly yours

                                         [Name of Transferor]


                                         By:
                                            ------------------------------------

                                                                       EXHIBIT F

                       FORM OF CERTIFICATE FOR TRANSFER OR
                            EXCHANGE AFTER TWO YEARS

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

           Re:  Rogers Cable Inc.
           (the "Company") 6.25% Senior (Secured) Second Priority Notes due 2013 ( the "Securities")

Ladies and Gentlemen:

            [For transfers: This letter relates to $____________ principal amount of Securities which are evidenced by a Restricted Global Security (CUSIP No. 77509NAG8) and held with the Depositary in the name of Cede & Co. [and held for the benefit of _________________] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be transferred to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. U77527AA4).

            In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that upon such transfer, (a) a period of at least two years will have elapsed since June 19, 2013, (b) the Beneficial Owner during the three months preceding the date of such transfer was not an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it was not acting on behalf of such an affiliate and (c) such Person to whom such transfer is being made is not an "affiliate" of the Company.]

            [For exchanges: This letter relates to $_______________ principal amount of Securities that are evidenced by a [Restricted Global Security (CUSIP No. 77509NAG8) and held with the Depositary in the name of Cede & Co. [and held for the benefit of ] ] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be exchanged for a beneficial interest in an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. U77527AA4).

            In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that, upon such exchange, (a) it will be the beneficial owner of such Securities, (b) a period of at least two years will have elapsed since June 19, 2003 and (c) the Beneficial Owner will not be, and during the three months preceding the date of such exchange will not have been, an "affiliate" of the Company (as defined in Rule 144 under the Securities
Act), and it is not acting on behalf of such an affiliate.]

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:                              [Insert Name of Beneficial Owner]


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                     EXHIBIT G

                             SUBORDINATION AGREEMENT

                  THIS AGREEMENT made as of the 19th day of June, 2003 AMONG Rogers Cable Inc. (the "Company"); Rogers Cablesystems Ontario Limited, Rogers Ottawa Limited/Limitee, Rogers Cablesystems Georgian Bay Limited and Rogers Cable Atlantic Inc. (collectively, the "Restricted Subsidiaries" and, each individually, a "Restricted Subsidiary"); JPMorgan Chase Bank (formerly Chemical
Bank) in its capacity as trustee under the Subordinated Debt Indenture (as defined below) (the "Subordinated Debt Trustee"); and JPMorgan Chase Bank in its capacity as trustee under the 2003 Note Indenture (as defined below) (the "2003 Note Trustee")

                  WITNESSES THAT WHEREAS:

A. The Company (formerly known as Rogers Cablesystems Limited), certain affiliates of the Company that were then Designated Subsidiaries (within the meaning of the Deed of Trust (as defined below)) and the Subordinated Debt Trustee, among others, entered into an indenture (the "Subordinated Debt Indenture"), dated as of November 30, 1995, providing for the issuance of the Company's 11% Senior Subordinated Guaranteed Debentures due 2015 (the "Subordinated Securities"). "Deed of Trust" means the restated deed of trust and mortgage, dated as of January 31, 1995, between Rogers Cablesystems Limited (now the Company) and National Trust Company, as trustee.

B. The Company and the 2003 Note Trustee entered into an indenture (the "2003 Note Indenture"), dated as of the date hereof, providing for the issuance of the Company's 6.25% Senior (Secured) Second Priority Notes due 2013 (the "2003 Notes").

C. Pursuant to section 1207 of the Subordinated Debt Indenture, the Company has furnished an Officers' Certificate (as such term is defined in the Subordinated Debt Indenture) to the Subordinated Debt Trustee
         (i) stating that the 2003 Note Trustee is trustee on behalf of holders of Senior Indebtedness (as such term is defined in the Subordinated Debt Indenture) and (ii) directing the Subordinated Debt Trustee to execute and deliver this Agreement.

                  NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.       SUBORDINATION

                  The Subordinated Debt Trustee, under the authority granted to it in the Subordinated Debt Indenture and as trustee on behalf of the holders of the Subordinated Securities, the Company and each of the Restricted Subsidiaries hereby covenant with the 2003 Note Trustee, in its capacity as trustee on behalf of the holders of the 2003 Notes, that (i) the indebtedness represented by the Subordinated Securities, (ii) the payment of principal of (and premium, if any) and interest on each and all of the Subordinated Securities, (iii) the obligations represented by each and all of the Guarantees (as such term is defined in the Subordinated Debt Indenture) delivered from time to time under the Subordinated Debt Indenture and (iv) the payment of the Guaranteed Obligations (as such term is defined in such Guarantees) thereunder are all subordinate and subject in right of payment to the prior payment in full of indebtedness, premium (if any), interest and fees and expenses owing to the holders of the 2003 Notes and the 2003 Note Trustee, as trustee on their behalf, under the 2003 Notes and the 2003
Note Indenture, in the manner, to the same extent and with the same effect as if the terms and provisions of the Subordinated Debt Indenture and such Guarantees were set forth herein.

2.       PAYMENT TO THE COMPANY IN CERTAIN CIRCUMSTANCES

                  In accordance with section 1205 of the Subordinated Debt Indenture, if any holder of the 2003 Notes or the 2003 Note Trustee, as trustee on behalf of the holders of the 2003 Notes, (each, a "Recipient") shall receive any amount under this Agreement and, at the time of receipt, such Recipient is not entitled to such amount under the terms of the 2003 Note Indenture and the 2003 Notes (whether by reason of maturity, acceleration or otherwise), then such Recipient shall turn over such amount to the Company. Any such amount so received by any Recipient which it is required to turn over to the Company pursuant to this section 2 shall, in no circumstances, be considered to be a payment on account of the Senior Indebtedness represented by the 2003 Notes.

3.       BINDING EFFECT AND ENUREMENT

                  This Agreement shall be binding upon the successors of the Company, each of the Restricted Subsidiaries and the Subordinated Debt Trustee, as trustee on behalf of the holders of the Subordinated Securities, and shall enure to the benefit of the successors and permitted assigns of the 2003 Note Trustee, as trustee on behalf of the holders of the 2003 Notes.

4.       NO WAIVER OR AMENDMENT

                  No provision of this Agreement may be waived or amended except by an instrument in writing signed by the party hereto against which the enforcement of any waiver or amendment is sought.

5.       NO PERSONAL LIABILITY

                  Neither the Subordinated Debt Trustee nor the 2003 Note Trustee makes any representation or warranty as to the validity, sufficiency or effect of this Agreement or as to its authority to execute and deliver this Agreement. Neither the Subordinated Debt Trustee nor the 2003 Note Trustee shall have any personal responsibility or liability with respect to the covenant contained in section 1 hereof.

6.       COUNTERPARTS

                  This Agreement may be executed in counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

7.       GOVERNING LAW

                  This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                   ROGERS CABLE INC.

                                   By:
                                          -------------------------------------
                                          Name:      M. Lorraine Daly
                                          Title:     Vice-President, Treasurer

                                   By:
                                          -------------------------------------
                                          Name:      Alan D. Horn
                                          Title:     Vice-President

                                   ROGERS CABLESYSTEMS ONTARIO LIMITED

                                   By:
                                          -------------------------------------
                                          Name:      M. Lorraine Daly
                                          Title:     Vice-President, Treasurer

                                   By:
                                          -------------------------------------
                                          Name:      Alan D. Horn
                                          Title:     Vice-President

                                   ROGERS OTTAWA LIMITED/LIMITEE

                                   By:
                                          -------------------------------------
                                          Name:      M. Lorraine Daly
                                          Title:     Vice-President, Treasurer

                                   By:
                                          -------------------------------------
                                          Name:      Alan D. Horn
                                          Title:     Vice-President

                                   ROGERS CABLESYSTEMS GEORGIAN BAY LIMITED

                                   By:
                                          -------------------------------------
                                          Name:      M. Lorraine Daly
                                          Title:     Vice-President, Treasurer

                                   By:
                                          -------------------------------------
                                          Name:      Alan D. Horn
                                          Title:     Vice-President

                                   ROGERS CABLE ATLANTIC INC.

                                   By:
                                          -------------------------------------
                                          Name:      M. Lorraine Daly
                                          Title:     Vice-President, Treasurer

                                   By:
                                          -------------------------------------
                                          Name:      Alan D. Horn
                                          Title:     Vice-President

                                   JPMORGAN CHASE BANK, in its capacity as the Subordinated Debt Trustee



                                   By:
                                          -------------------------------------
                                          Name:  Natalia Moran
                                          Title: Vice President



                                   JPMORGAN CHASE BANK, in its capacity as the 2003 Note Trustee



                                   By:
                                          -------------------------------------
                                          Name:  Natalia Moran
                                          Title: Vice President